JPMORGAN TRUST I

JPMorgan Tax Aware Income Opportunities Fund

(the “Acquired Fund”)

JPMORGAN TRUST II

JPMorgan Tax Free Bond Fund

(the “Acquiring Fund”)

270 Park Avenue

New York, New York 10017

Special Meeting of Shareholders to be held March 28, 2018

Dear Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in the Acquired Fund (“Your Fund”). At a meeting held on November 15, 2017, the Board of Trustees (the “Board”) of Your Fund approved a proposed reorganization pursuant to which Your Fund would combine with the Acquiring Fund. The Board also called a special meeting of shareholders of Your Fund scheduled for March 28, 2018, at 270 Park Avenue, New York, NY 10017, at 11:00 a.m., Eastern Time. Your Fund’s special meeting is referred to as the “Meeting.” The purpose of the Meeting is to seek shareholder approval for the reorganization of Your Fund (the “Reorganization”). The Board of Your Fund has considered and approved the proposed Reorganization and concurred that the proposed Reorganization is in the best interest of Your Fund and its shareholders.

The attached Proxy Statement/Prospectus seeks Your Fund’s shareholder approval of the following proposals that will be considered at the Meeting:

1.        To approve an Agreement and Plan of Reorganization for Your Fund, pursuant to which Your Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for the corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of Your Fund followed immediately by the distribution by Your Fund to its shareholders of the portion of shares of Your Fund to which each shareholder is entitled in complete liquidation of Your Fund.

Acquired Fund	Acquiring Fund

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund

2.        To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

If the Reorganization of Your Fund is approved by shareholders, you will have an interest in the Acquiring Fund equal in dollar value to your interest in Your Fund on the date the Reorganization occurs. No sales charges or redemption fees will be imposed as a result of the Reorganization. The Reorganization is intended to be a tax-free reorganization for federal income tax purposes.

If Your Fund’s Reorganization is not approved by shareholders, then Your Fund will not be reorganized into the Acquiring Fund and Your Fund’s Board will consider what, if any, additional steps to take, including potential liquidation of Your Fund.

After careful consideration, Your Fund’s Board recommends that shareholders of Your Fund vote “FOR” the proposal.

We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the number of shares you hold. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. It is important that your vote be received no later than the time of the Meeting on March 28, 2018. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions, before you vote, please call (888) 554-9411.

In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card.

You may receive more than one proxy package if you hold shares in more than one account. Please be sure to vote each account by using one of the methods described on the proxy cards or by signing and dating each card and enclosing them in the postage-paid envelope provided for each card.

Sincerely,

Brian Shlissel

President and Principal Executive Officer

JPMorgan Trust I

January 25, 2018

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JPMORGAN TRUST I

JPMorgan Tax Aware Income Opportunities Fund

(the “Acquired Fund”)

JPMORGAN TRUST II

JPMorgan Tax Free Bond Fund

(the “Acquiring Fund”)

270 Park Avenue

New York, New York 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March 28, 2018

To the shareholders of the Acquired Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the Acquired Fund will be held at 270 Park Avenue, New York, NY 10017, on March 28, 2018 at 11:00 a.m., Eastern Time (the “Meeting”), for the following purposes:

1.    To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) among the Acquired Fund and the Acquiring Fund, pursuant to which the Acquired Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for the corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation of the Acquired Fund.

Acquired Fund	Acquiring Fund

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund

2.    To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the Meeting in person, please vote. In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card.

Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote.

iii

If you attend the Meeting in person, you will be required to present a valid form of government-issued photo identification, such as a valid driver’s license or passport, and proof of ownership of Acquired Fund shares as of January 8, 2018, the record date for the Meeting.

By Order of the Board of Trustees of JPMorgan Trust I,

Frank J. Nasta

Secretary

JPMorgan Trust I

January 25, 2018

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PROXY STATEMENT/PROSPECTUS

January 25, 2018

PROXY STATEMENT FOR:

JPMORGAN TRUST I

JPMorgan Tax Aware Income Opportunities Fund

(the “Acquired Fund”)

PROSPECTUS FOR:

JPMORGAN TRUST II

JPMorgan Tax Free Bond Fund

(the “Acquiring Fund”)

270 Park Avenue

New York, New York 10017

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished on or about January 25, 2018 in connection with the solicitation of proxy cards by the Board of Trustees (the “Board”) of JPMorgan Trust I (“Trust I”) for a Special Meeting of shareholders of the Acquired Fund listed above (the “Meeting”). The Meeting will be held on March 28, 2018, at 11:00 a.m., Eastern Time, at 270 Park Avenue, New York, NY 10017.

At the Meeting, shareholders will be asked to consider and act upon the following proposals:

1.        To approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by JPMorgan Trust I on behalf of the Acquired Fund and by JPMorgan Trust II on behalf of the Acquiring Fund, pursuant to which the Acquired Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for the corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which each shareholder is entitled (as discussed below) in complete liquidation of the Acquired Fund (the “Reorganization”).

Acquired Fund	Acquiring Fund

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund

2.        To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Reorganization Agreement contemplates the transfer of all of the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on the Reorganization closing date, followed by the immediate distribution by the Acquired Fund to its shareholders of the portion of the shares of the Acquiring Fund to which each such shareholder is entitled in complete liquidation of the Acquired Fund. The Acquiring Fund and the Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE. Subject to shareholder approval, the Reorganization is expected to close on or about May 4, 2018.

i

Effects on share classes of the proposed Reorganization. If the Reorganization is approved by shareholders of the Acquired Fund, each holder of a class of shares of the Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the same class of shares of the Acquiring Fund that they held in the Acquired Fund immediately prior to the Reorganization. The aggregate net asset value of the shares of the Acquiring Fund received by Acquired Fund shareholders will be equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholders immediately before the transfer. The Acquired Fund and the Acquiring Fund are sometimes referred to herein as the “Funds.” The following table lists the Funds and the corresponding share classes.

Acquired Fund	g	Acquiring Fund
JPMorgan Tax Aware Income Opportunities Fund	g	JPMorgan Tax Free Bond Fund
Class A	g	Class A
Class C	g	Class C
Class I	g	Class I

Because shareholders of the Acquired Fund are being asked to approve a transaction that would result in their holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

The Reorganization is being structured as a federal income tax-free reorganization. See “INFORMATION ABOUT THE REORGANIZATION — Federal Income Tax Consequences” in this Proxy Statement/Prospectus. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

The Acquired Fund and Acquiring Fund are series of open-end management investment companies. The Acquired Fund has a comparable investment objective and investment strategy to the Acquiring Fund. There are some differences, however, and these are described under “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. The Statement of Additional Information (“SAI”) for the Acquiring Fund, dated July 1, 2017, as supplemented, (Securities Act File No. 002-95973) and the SAI relating to this Proxy Statement/Prospectus and the Reorganization dated January 25, 2018, are incorporated herein by reference, which means they are considered legally a part of this Proxy Statement/Prospectus. You may receive a copy of the SAI without charge by contacting the J.P. Morgan Funds at (800) 480-4111, or by writing to the J.P. Morgan Funds at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528. The SAI for the Acquiring Fund, but not the SAI relating to this Proxy Statement/Prospectus and the Reorganization, may also be obtained by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

For more information regarding the Acquired Fund, see its prospectus and SAI, dated July 1, 2017, as supplemented (Securities Act File No. 333-103022), which has been filed with the Securities and Exchange Commission (“SEC”) and which is incorporated herein by reference. The February 28, 2017 annual report and August 31, 2017 semi-annual report for the Acquired Fund highlights certain important information, such as investment results and financial information, and they have been filed with the SEC and are incorporated herein by reference. You may receive a copy of the prospectus, SAI, annual report and semi-annual report of the Acquired Fund without charge by calling (800) 480-4111, by writing J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

In addition, you can copy and review any of the above-referenced documents at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each of the Funds are available on the EDGAR Database on the

SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549.

Accompanying this Proxy Statement/Prospectus as Appendix B is a copy of the form of Reorganization Agreement pertaining to the Reorganization.

AN INVESTMENT IN THE ACQUIRED FUND AND THE ACQUIRING FUND IS NOT A DEPOSIT OF JPMORGAN CHASE & CO. OR ANY OF ITS AFFILIATES OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL YOUR SHARES WHEN THE ACQUIRED FUND’S OR AN ACQUIRING FUND’S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(continued)

v

PROPOSAL

APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Q. How will the Reorganization affect me?

A. Under the terms of the Reorganization Agreement, the assets of the Acquired Fund, subject to its liabilities, will be combined with those of the Acquiring Fund and you will become a shareholder of the Acquiring Fund. Upon the Reorganization, you will receive shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you held immediately prior to the closing of the Reorganization. You will receive the same class of shares in the Acquiring Fund that you held in the Acquired Fund immediately prior to the closing of the Reorganization.

Q. Why is the Reorganization being recommended?

A. Management of the Funds believes that the Acquired Fund has limited opportunities for future growth and limited ability to achieve a scalable asset size.

Management also believes that the Acquiring Fund is an appropriate acquiring fund due to the fact that: both Funds invest up to 80% of their net assets in municipal securities and maintain a tax aware focus; the similar maturity profile of the two Funds; and that both Funds are in the same Lipper category. In addition, the Acquiring Fund has a longer track record, better long term performance against its respective benchmark and management believes that it has better growth opportunities than the Acquired Fund.

Q. How will the Reorganization affect the fees to be paid by the Acquiring Fund, and how do they compare with the fees payable by the Acquired Fund?.

The investment advisory fee for the Acquiring Fund is lower than the investment advisory fee for the Acquired Fund.

Post-Reorganization, the total annual fund operating expenses, after fee waivers and expense reimbursements, for each class of the Acquiring Fund is expected to be less than or equal to the total annual fund operating expenses, after fee waivers and expense reimbursements, for the corresponding class of the Acquired Fund prior to the Reorganization.

The tables below shows the current gross expense ratios of the Acquired Fund and the Acquiring Fund as of February 28, 2017 and estimated post-Reorganization Acquiring Fund gross expense ratios for each class of shares of the Acquiring Fund.

	JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)	JPMorgan Tax Free Bond Fund (Pro Forma Combined)
Class A	1.17%	1.00%	1.00%
Class C	1.67%	1.49%	1.49%
Class I	0.92%	0.74%	0.74%

Post-Reorganization, J.P. Morgan Investment Management, Inc. (“JPMIM”) and JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”) have contractually agreed to waive their fees and/or reimburse the expenses of the Acquiring Fund, as needed, in order to maintain the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) at or below 0.67%, 1.25% or 0.45% of the average daily net assets of Class A, Class C and Class I Shares of the Acquiring Fund, respectively. These contractual fee waivers and/or reimbursements are the same or lower for each class of shares of the Acquiring Fund than the contractual fee waivers and/or reimbursements in effect immediately prior to the Reorganization for the corresponding class of the Acquired Fund.

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These contractual fee waivers and/or reimbursements will stay in effect until May 4, 2019. There is no guarantee that such waivers and/or reimbursements will be continued after May 4, 2019. The expenses of the Acquiring Fund’s classes may be higher than disclosed if the expense limitation expires after May 4, 2019.

Pro forma expense information is included for your reference in this Proxy Statement/Prospectus.

Q. Will I have to pay any sales load, commission, redemption fee, or other transactional fee in connection with the Reorganization?

A. No. The full value of shares of the Acquired Fund will be exchanged for shares of the Acquiring Fund without any sales load, commission, redemption fee, or other transactional fee being imposed. In addition to the expense limitations in place, JPMIM and/or JPMDS will waive their fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset costs incurred by each Fund relating to the Reorganization, including any costs associated with the solicitation of proxies, printing and mailing of this Proxy Statement/Prospectus to current shareholders, and related legal and audit fees incurred by the Funds, but excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the Reorganization, which will be borne by the Funds.

The Acquired Fund will be required to reposition its portfolio (approximately 8.6%) prior to the Reorganization for the purpose of transferring only those assets that are consistent with the Acquiring Fund’s investment strategy. The explicit brokerage commissions and transactional costs to be incurred in relation to repositioning the assets of the Acquired Fund are estimated to be approximately $3,300. It is also estimated that the Acquired Fund will incur a market value loss of $234,000 or approximately 0.10% per share as a result of the repositioning of its assets. Therefore, as of the date of this Proxy Statement/Prospectus, the repositioning of the Acquired Fund’s portfolio is expected to result in a net capital loss to the Acquired Fund.

Q. Will I have to pay any federal income taxes as a result of the Reorganization?

A. No. The Reorganization transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders will not recognize a taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Such opinion will be subject to receipt of and based on certain representations from the Acquired Fund and the Acquiring Fund. Opinions of legal counsel are not binding on the Internal Revenue Service (“IRS”) or the courts. You should separately consider any state, local and other tax consequences in consultation with your tax advisor.

Q. What happens if the Reorganization Agreement is not approved?

A. If the Reorganization Agreement is not approved by shareholders of the Acquired Fund, then the Acquired Fund will not be reorganized into the Acquiring Fund and the Board of the Fund will consider what, if any, additional steps to take, which may include the continued operation of the Acquired Fund or the potential liquidation of the Acquired Fund.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix B.

Proposed Reorganization

After considering the Reorganization, the Board of JPMorgan Trust I (“Trust I”) approved the Reorganization

Agreement on November 15, 2017.

Subject to the approval of the shareholders of the Acquired Fund, the Reorganization Agreement provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation of the Acquired Fund.

Acquired Fund	Acquiring Fund

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund

Effects on share classes of the proposed Reorganization. If the Reorganization is approved by shareholders of the Acquired Fund, each holder of a class of shares of the Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the same class of shares of the Acquiring Fund that they held in the Acquired Fund immediately prior to the Reorganization. The aggregate net asset value of the shares of the Acquiring Fund received by the Acquired Fund shareholders will be equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholders immediately before the transfer.

The Reorganization is scheduled to be effective after the close of business on May 4, 2018, or on another date as the parties may agree, (“Closing Date”). As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business of the NYSE on the Closing Date. The Acquiring Fund and the Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.

See “INFORMATION ABOUT THE REORGANIZATION” below. For more information about the characteristics of the classes of shares offered by the Funds see “SUMMARY — Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements” below, as well as “How to Do Business with the Acquiring Fund and Shareholder Information” in Appendix C.

For the reasons set forth below under “INFORMATION ABOUT THE REORGANIZATION — Reasons for the Reorganization and Board Considerations,” the Board of Trust I, including all of the Trustees not deemed to be “interested persons” pursuant to Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has concluded that the Reorganization is in the best interests of the shareholders of the Acquired Fund, and that the interests of shareholders of the Acquired Fund would not be diluted as a result of the Reorganization, and, therefore, have submitted the Reorganization Agreement for approval to the shareholders of the Acquired Fund. The Board recommends that shareholders of the Acquired Fund vote “FOR” the proposed Reorganization Agreement effecting the Reorganization.

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Approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding shares of the Acquired Fund, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares of the Acquired Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Acquired Fund are present or represented by proxy at the Meeting, or (ii) more than 50% of the outstanding shares of the Acquired Fund. With respect to the Reorganization, more than 50% of the outstanding shares of the Acquired Fund entitled to vote constitutes a quorum for the Meeting. A shareholder of the Acquired Fund is entitled to one vote for each dollar of net asset value represented by such shareholders’ shares as of the Record Date (as defined below) and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any. Shares of all classes will vote together as a single class for the proposed Reorganization. See “VOTING INFORMATION” below.

Prior to the closing of the Reorganization, the Acquired Fund will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to the Acquired Fund’s shareholders all of its net tax-exempt interest income and investment company taxable income as well as net realized capital gains, if any, through the Reorganization date. These distributions may be taxable to the Acquired Fund’s shareholders.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will have received from Dechert LLP an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss will be recognized by the Acquired Fund or the shareholders of the Acquired Fund as a result of the Reorganization, and the aggregate tax basis of the Acquiring Fund shares received by the Acquired Fund shareholder will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefore. For more information about the federal income tax consequences of the Reorganization see “INFORMATION ABOUT THE REORGANIZATION — Federal Income Tax Consequences” below.

Effect of the Proposed Reorganization on the Acquired Fund

If shareholders of the Acquired Fund approve the Reorganization Agreement, shareholders of the Acquired Fund who remain in the Acquired Fund on the Closing Date will become shareholders of a class of the Acquiring Fund on or about May 4, 2018, immediately after the closing of the Reorganization. Please note that both JPMorgan Trust I (“Trust I”) and JPMorgan Trust II (“Trust II”) are Delaware statutory trusts and have substantially similar organizational documents. Therefore, if the Reorganization is approved, shareholders of the Acquired Fund will experience no change with respect to quorum requirements, powers of Trustees, and shareholder liability, among other organizational and governance matters. Shareholders should refer to the provisions of the governing documents of Trust I and Trust II and the relevant state law for a more thorough comparison.

Comparison of Investment Objectives and Main Investment Strategies

This section will help you compare the investment objectives and main investment strategies of the Acquired Fund and the Acquiring Fund.

Please be aware that this is only a brief discussion. For more information about the Funds’ investment objectives, investment strategies and principal risks, please see “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS,” beginning on page 10. More information about the Acquiring Fund’s investment strategies and risks can also be found in “ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S INVESTMENT STRATEGIES AND RISKS” beginning on page 26.

The investment objective of the Acquired Fund is to seek to provide total return. The investment objective of the Acquiring Fund is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal. The investment objective of the Acquired Fund is non-fundamental, which means it can be changed by the Board without the vote of shareholders. The investment objective of the Acquiring Fund is fundamental, which means it cannot be changed without the approval of shareholders.

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The main investment strategies of the Funds are comparable because they both invest in municipal securities. Under normal circumstances the Acquired Fund invests at least 80% of its Assets in municipal securities. “Assets” means net assets plus the amount of borrowings for investment purposes. “Municipal securities” are debt securities of any maturity issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities. Municipal securities also include variable rate demand obligations issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. Under normal circumstances the Acquiring Fund invests at least 80% of its net Assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes. “Municipal bonds” are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

However, there are some differences in the Funds’ investment strategies. The Acquired Fund has an absolute return orientation, is not managed relative to an index and attempts to achieve a positive total return in diverse market environments over time using an opportunistic strategy that combines security selection, trading strategies and derivatives to allocate its investments with an absolute return orientation while the Acquiring Fund does not have an absolute return orientation and does not utilize an opportunistic investment strategy similar to that of the Acquired Fund. The Acquired Fund invests in derivatives as part of its principal investment strategy while derivatives are not part of the principal investment strategy of the Acquiring Fund. The Acquired Fund may also invest in loan assignments and participations, and closed-end funds and ETFs as part of its principal investment strategy while the Acquiring Fund generally does not invest in these types of securities as part of its principal investment strategy. The Acquired Fund can invest up to 20% of its assets in a wide variety of taxable debt securities and up to 50% of its total assets in securities rated below investment grade, while the Acquiring Fund generally invests in municipal bonds that are rated investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch), meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively. The Acquired Fund can also invest in sub-prime mortgage-related securities. Lastly, as part of its principal investment strategy the Acquired Fund may invest any portion of its assets in cash and cash equivalents while the Acquiring Fund can only invest up to 20% of its assets in cash and cash equivalents.

Comparison of Fees and Expenses

Although operating expenses vary between the Funds and distribution and service fees differ among share classes, JPMIM and JPMDS have contractually agreed to waive their fees and/or reimburse the expenses of the Acquiring Fund, as needed, in order to maintain the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) at or below 0.67%, 1.25% or 0.45% of the average daily net assets of Class A, Class C and Class I Shares of the Acquiring Fund, respectively. These contractual fee waivers and/or reimbursements are the same or lower for each class of shares of the Acquiring Fund than the contractual fee waivers and/or reimbursements in effect immediately prior to the Reorganization of the corresponding class of the Acquired Fund. These contractual fee waivers and/or reimbursements will stay in effect until May 4, 2019. There is no guarantee that such waivers and/or reimbursements will be continued after May 4, 2019. The expenses of an Acquiring Fund’s classes may be higher than disclosed if the expense limitation expires after May 4, 2019.

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The investment advisory fee (as a percentage of average daily net assets) for each of the Acquiring Fund and the

Acquired Fund are as follows:

Acquired Fund	Investment Advisory Fee	Acquiring Fund	Investment Advisory Fee

JPMorgan Tax Aware Income Opportunities Fund	0.40%	JPMorgan Tax Free Bond Fund	0.30%

The Annual Fund Operating Expenses tables and Example tables shown below (i) compare the current fees and expenses of the Acquired Fund and the Acquiring Fund, based on the fees and expenses incurred for the fiscal year ended February 28, 2017 and (ii) show the estimated fees and expenses for each class of shares of the combined fund, on a pro forma basis, for the same fiscal year ended February 28, 2017 after giving effect to the Reorganization.

  Class A

SHAREHOLDER FEES (Fees paid directly from your investment)	JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)	JPMorgan Tax Free Bond Fund (Pro Forma Combined Fund)
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%	3.75%	3.75%
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE (under $1 million)	NONE (under $1 million)	NONE (under $1 million)
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)	JPMorgan Tax Free Bond Fund (Pro Forma Combined Funds)
Management Fees	0.40%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.51%	0.43%	0.43%
Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.26%[1]	0.18%[1]	0.18%
Acquired Fund Fees and Expenses	0.01%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.17%	1.00%	1.00%
Fee Waivers and Expense Reimbursements	(0.42)%[2]	(0.33)%[3]	(0.33%)[4]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.75%[2]	0.67%[3]	0.67%[4]

6

  Class C

SHAREHOLDER FEES (Fees paid directly from your investment)	JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)	JPMorgan Tax Free Bond Fund (Pro Forma Combined Fund)
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)	JPMorgan Tax Free Bond Fund (Pro Forma Combined Funds)
Management Fees	0.40%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses	0.51%	0.42%	0.42%
Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.26%[1]	0.17%[1]	0.17%
Acquired Fund Fees and Expenses	0.01%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.67%	1.49%	1.49%
Fee Waivers and Expense Reimbursements	(0.42)%[2]	(0.24)%[3]	(0.24)%[4]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	1.25%[2]	1.25%[3]	1.25%[4]

  Class I

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)	JPMorgan Tax Free Bond Fund (Pro Forma Combined Fund)
Management Fees	0.40%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	NONE	NONE	NONE
Other Expenses	0.51%	0.42%	0.42%
Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.26%[1]	0.17%[1]	0.17%
Acquired Fund Fees and Expenses	0.01%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.92%	0.74%	0.74%
Fee Waivers and Expense Reimbursements	(0.42)%[2]	(0.29)%[3]	(0.29)%[4]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.50%[2]	0.45%[3]	0.45%[4]

[1]

“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Service Fees” effective 4/3/17.

[2]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 1.25% and 0.50% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the

7

adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

[3]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.67%, 1.25% and 0.45% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

[4]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.67%, 1.25% and 0.45% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 05/04/19, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Acquired Fund, Acquiring Fund and the combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through October 31, 2018 for both the Acquired Fund and the Acquiring Fund before the Reorganization and through May 4, 2019 following the Reorganization (Pro Forma Combined) and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

If You Sell Your Shares, Your Costs Would Be:

	JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)				JPMorgan Tax Free Bond Fund (Acquiring Fund)				JPMorgan Tax Free Bond Fund (Pro Forma Combined Funds)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A ($)	449	679	942	1,693	441	639	865	1,515	441	633	859	1,509
Class C ($)	227	471	854	1,929	227	439	782	1,752	227	435	778	1,748
Class I ($)	51	237	454	1,079	46	197	372	881	46	192	368	877

If You Do Not Sell Your Shares, Your Costs Would Be:

	JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)				JPMorgan Tax Free Bond Fund (Acquiring Fund)				JPMorgan Tax Free Bond Fund (Pro Forma Combined Funds)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A ($)	449	679	942	1,693	441	639	865	1,515	441	633	859	1,509
Class C ($)	127	471	854	1,929	127	439	782	1,752	127	435	778	1,748
Class I ($)	51	237	454	1,079	46	197	372	881	46	192	368	877

8

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During each Fund’s most recent fiscal year, the portfolio turnover as an average value of its portfolio was as follows:

Acquired Fund	Portfolio Turnover	Acquiring Fund	Portfolio Turnover

JPMorgan Tax Aware Income Opportunities Fund	116%	JPMorgan Tax Free Bond Fund	73%

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each class of the Acquired Fund are identical to those of the corresponding class of the Acquiring Fund that will be received in the Reorganization. There will be no sales loads imposed with respect to the shareholders of the Acquired Fund receiving shares of the Acquiring Fund in connection with the Reorganization. For more information about the Acquiring Fund, please see “Investing with J.P. Morgan Funds” in Appendix C to this Proxy Statement/Prospectus.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The procedures for making purchases, redemptions and exchanges of the Acquired Fund are identical to those of the Acquiring Fund. Please see “Investing with J.P. Morgan Funds” in Appendix C to this Proxy Statement/Prospectus.

Purchase and Sale of Fund Shares

The following is a summary of certain information relating to the purchase and sale of Fund shares.

Purchase Minimums

For Class A and Class C Shares
To establish an account	$1,000 for each Fund or
To add to an account	$50

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Please see “Investing with J.P. Morgan Funds” in Appendix C to this Proxy Statement/Prospectus for more information.

9

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion compares the investment objectives, strategies and principal risks of the Acquired Fund and the Acquiring Fund. Information about additional strategies and risks that apply to the Acquiring Fund is also found below.

	JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)
Investment Objectives	The Fund seeks to provide total return.	The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
Main Investment Strategies

The Fund has an absolute return orientation and is not managed relative to an index. The Fund attempts to achieve a positive total return in diverse market environments over time. In buying and selling investments for the Fund, the adviser uses an opportunistic strategy that combines security selection, trading strategies and derivatives to allocate its investments with an absolute return orientation. “Tax Aware Income” in the Fund’s name refers to the Fund’s strategy of investing in municipal securities, the interest from which is expected to be exempt from federal income tax. “Opportunities” in the Fund’s name refers to the Fund’s strategy of achieving returns from opportunistic trading in addition to the use of derivative strategies to manage the impact of movement in interest rates and credit spreads and to adjust exposure to individual securities. As part of its principal investment strategy, the Fund may actively engage in short-term trading to take advantage of opportunities in the municipal market.

Under normal circumstances, the Fund invests at least 80% of its net Assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities. “Assets” means net assets plus the amount of borrowings for investment purposes. Municipal securities are debt securities of any maturity issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and

Up to 20% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. Up to 20% of the Fund’s assets may be held in cash and cash

11

JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)

instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities. Municipal securities also include variable rate demand obligations issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax.

equivalents. The Fund may invest in securities without regard to maturity.

The Fund may invest in municipal mortgage-backed and asset-backed securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion.

The Fund may also invest in zero-coupon securities.

The Fund invests in investment grade securities or the unrated equivalent as well as in below investment grade securities (also known as junk bonds). Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.

12

JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)
As part of its absolute return oriented strategy, the Fund will use a combination of investment techniques including security selection and trading and derivatives strategies.

As part of its derivatives strategies, the Fund may use “relative value” strategies. “Relative value” strategies seek to exploit pricing discrepancies between individual securities or market sectors. The Fund’s relative value strategies use combinations of securities and investments and include: (1) municipal security trades such as purchasing a credit default swap related to a municipal security or an index of municipal securities and selling a credit default swap on a similar municipal security or index of municipal securities, (2) long/short strategies such as selling a bond with one maturity and buying a bond with a different maturity to take advantage of the yield/return between the maturity dates, and (3) other combinations of fixed income securities and derivatives. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and credit default swaps individually or as part of its relative value strategies to manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use these instruments to increase gain to the Fund or to hedge interest rate risk and volatility. The Fund’s derivative strategies will result in taxable income, including short-term gains. The adviser uses security selection and/or derivatives to adjust Fund allocations among strategies or types of investments. For any and all strategies or types of investments, the Fund may use derivatives to obtain exposure. The Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy or investment or only a few strategies or

13

JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)

investments, consistent with the limitations identified above. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy or investment may become more pronounced when the Fund utilizes a single strategy or investment or only a few strategies or investments.

The Fund may invest up to 50% of its total assets in securities that are rated below investment grade (junk bonds) by Moody’s, S&P, Fitch or the equivalent by another nationally recognized statistical rating organization (NRSRO), or securities that are unrated but are deemed by the adviser to be of comparable quality. Although the Fund may invest up to 50% of its total assets in junk bonds if deemed advantageous by the adviser given current market conditions at the time of investment, the Fund will generally invest at least 50% of the Fund’s net assets in securities that, at the time of purchase, are rated investment grade or better or the unrated equivalent, meaning that such securities will carry a minimum rating of Baa, BBB–, or BBB– by Moody’s, S&P and Fitch, respectively. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.

The Fund may also invest up to 20% of its Assets in a wide variety of taxable debt securities of issuers from the U.S. and other markets, both developed and emerging. Investments may be issued or guaranteed by entities including governments and their agencies, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide total return. The Fund may invest in inverse floating rate instruments (inverse floaters), corporate bonds, treasury and agency securities, asset-backed, mortgage-related

14

JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)

and mortgage-backed securities. Mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency). The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase. The Fund also invests in inflation-linked securities such as Treasury Inflation Protected Securities (TIPS).

The Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments).

The Fund may also invest in common shares or preferred shares of unaffiliated closed-end funds. The Fund generally will limit its investments in a single closed-end fund to 5% of its total assets and in all registered investment companies including closed-end funds (other than money market funds) to 10% of its total assets.

The Fund may invest in exchange-traded funds (ETFs) in order to gain exposure to particular foreign markets or asset classes. The ETFs in which the Fund may invest include registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Ordinarily, the Fund must limit its investments in any single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. However, the Securities and Exchange Commission (SEC) has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. If the Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or

15

	JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)
in multiple ETFs, although ordinarily the Fund will limit its investments to no more than 10% of its total assets in a single ETF.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.
Investment Processes

In buying and selling investments for the Fund, the adviser uses an opportunistic strategy that combines security selection, trading strategies and derivatives to allocate its investments with an absolute return orientation (the return that an asset achieves over a certain period of time). The portfolio management team works on a collaborative basis to allocate the Fund’s investments among investment grade and non- investment grade municipal securities and to identify relative value and other trading strategies that are designed to increase gain and/or hedge against volatility and interest rate risk. The Fund uses a flexible asset allocation approach. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy or type of investment may become more pronounced when the Fund utilizes a single strategy or type of investment or only a few strategies or types of investments.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

As a result of the Fund’s investments in municipal securities, it will generate interest that is expected to be exempt from federal income tax. The opportunistic aspects of the Fund’s trading strategy, including the use of derivatives, will result in taxable income, including short-term gains.

16

Portfolio Managers

The Acquired Fund has a similar portfolio management team to that of the Acquiring Fund. Please see the table below for additional information about the portfolio management team of the Acquired Fund and the Acquiring Fund.

	JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)
Portfolio Management Team

The portfolio management team for Fund consists of William Eigen, Richard Taormina, Jennifer Tabak, Nicholas Rabiecki and Kevin M. Ellis who are responsible for the day-to-day management of the Fund. Mr. Eigen, Managing Director and CFA charterholder, is the lead portfolio manager primarily responsible for the day-to-day management of the Fund. Mr. Eigen has been an employee of JPMIM since April 2008 and is currently the head of Absolute Return and Opportunistic strategies. Mr. Taormina, Managing Director, is a portfolio manager in the Tax Aware Fixed Income Group and is responsible for overseeing the Fund’s investments in taxable and tax-exempt securities. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis. Ms. Tabak, Managing Director and CFA charterholder, is responsible for the Fund’s investments in tax-exempt securities. An employee of JPMIM or a predecessor firm since 1991, Ms. Tabak has experience in a variety of market sectors, including money market funds and corporate bonds. Mr. Rabiecki, Executive Director of JPMIM has been an employee since 1996 and is responsible for money market municipals. Mr. Ellis, Managing Director and CFA charterholder, has been an employee of JPMIM and/or its affiliates since May 2003, Mr. Ellis is a senior portfolio manager for the Tax Aware Strategies team and is responsible for managing tax aware separate accounts.

Richard Taormina, Managing Director, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Tax Free Bond Fund since February 2005. Mr. Taormina has been an employee of JPMIM and/or its affiliates since 1997. Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts and quantitative analysis. Kimberly Bingle, CFA charterholder and Executive Director, has also participated in the management of the JPMorgan Tax Free Bond Fund since June 2005. An employee since 1998, Ms. Bingle has been a member of the Tax Free Bond Team since 1999. Michelle G. Hallam has also participated in the management of the JPMorgan Tax Free Bond Fund since 2014. Mrs. Hallam, CFA charterholder and Executive Director, is a portfolio manager in the Municipal Group within the U.S. Fixed Income Group. An employee of JPMIM since 1999, Mrs. Hallam is responsible for portfolios under the Low Tax Rate Strategy.

17

Principal Risks of Investing in the Funds

Principal Risks	JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)

◾  Municipal Obligations Risk

◾  Interest Rate Risk

◾  Mortgage-Related and Other Asset-Backed Securities Risk

◾  Credit Risk

◾  Debt Securities and Other Callable Securities Risk

◾  Taxability Risk

◾  Transactions Risk

◾  Industry and Sector Focus Risk

◾  General Market Risk

◾  Derivatives Risk

◾  Strategy Risk

◾  Floating and Variable Rate Securities Risk

◾  High Yield Securities and Loan Risk

◾  Tax Aware Investing Risk

◾  Foreign Securities and Emerging Markets Risk Inverse Floater Risk

◾  Geographic Focus Risk

◾  ETF and Investment Company Risk

◾  Inflation-Linked Securities Risk

◾  High Portfolio Turnover Risk

◾  Transition Risk

◾  Municipal Obligations Risk

◾  Interest Rate Risk

◾  Mortgage-Related and Other Asset-Backed Securities Risk

◾  Credit Risk

◾  Debt Securities and Other Callable Securities Risk

◾  Taxability Risk

◾  Transactions Risk

◾  Industry and Sector Focus Risk

◾  General Market Risk

◾  Alternative Minimum Tax Risk

◾  Zero-Coupon Bond Risk

Below is a description of these risks.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. Each Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and

18

liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.

Credit Risk. Each Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities. The JPMorgan Tax Aware Income Opportunities Fund may invest in municipal securities in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities.

Transition Risk. As the Acquired Fund prepares for the Reorganization, the Acquired Fund will sell a portion of its existing investments. As a result, the Acquired Fund may not be able to meet its investment objective, strategies and policies, and may be forced to liquidate investments at a less favorable price and on less favorable terms than if it would if the Acquired Fund were able to retain such investments. With respect to Acquiring Fund, as a result of the Reorganization, the Acquiring Fund may receive cash that it will use to invest in other securities. Holding cash may hurt the Acquiring Fund’s performance and, when invested, may cause the Fund to incur transaction expenses.

Alternative Minimum Tax Risk. A Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, a Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.

The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities.

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Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, each Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivatives Risk (JPMorgan Tax Aware Income Opportunities Fund only). Derivatives, including futures contracts, options, swaps and credit default swaps, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

In addition to risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

High Yield Securities and Loan Risks (Tax Aware Income Opportunities Fund only). The Fund may invest in instruments including junk bonds, Loans and instruments that are issued by municipalities and companies that are highly leveraged, less creditworthy or financially distressed (also known as junk bonds). These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, illiquidity risks, prepayment risks, potentially less protections under the federal securities laws, and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.

No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Tax Aware Investing Risk (JPMorgan Tax Aware Income Opportunities Fund only). The Fund’s tax aware strategy may reduce your taxable income, but will not eliminate it. The Fund may invest all of its assets in municipal securities, the interest on which may be subject to the federal alternative minimum tax. In addition, the Fund’s opportunistic and derivative strategies may generate short-term capital gains which alone or in conjunction with the Fund’s other investment strategies may result in distributions of taxable income.

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Strategy Risk (JPMorgan Tax Aware Income Opportunities Fund only). The Fund may use security selection, opportunistic trading strategies and derivatives strategies to enhance returns. In addition to the risks described under “Derivatives Risk” and “High Portfolio Turnover Risk”, there is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. These strategies may also result in taxable income including short-term gains. Similarly, the Fund’s relative value and other strategies that combine derivatives and/or securities to manage duration, sector and yield curve exposure and credit and spread volatility and to gain exposure to municipal securities or markets may not be successful. Such strategies involve complex securities transactions that involve risks in addition to direct investments in securities including leverage risk and the risks described under “Derivatives Risk.”

Floating and Variable Rate Securities Risk (JPMorgan Tax Aware Income Opportunities Fund only). Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Inverse Floater Risk (JPMorgan Tax Aware Income Opportunities Fund only). The market value of an inverse floater can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Inverse floaters involve complex transactions and involve risks in addition to risks associated with more conventional municipal obligations. Inverse floaters may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Inverse floaters can create leverage thereby causing the Fund to be more volatile than it would be if it had not used inverse floaters.

Foreign Securities and Emerging Markets Risks (JPMorgan Tax Aware Income Opportunities Fund only). Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, illiquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less- established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk (JPMorgan Tax Aware Income Opportunities Fund only). The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

ETF and Investment Company Risk (JPMorgan Tax Aware Income Opportunities Fund only). The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an ETF or closed end fund designed to track an index may not track the index and may result in a loss. In addition, ETFs and closed-end investment companies may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or

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stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Inflation-Linked Securities Risk (JPMorgan Tax Aware Income Opportunities Fund only). Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., the Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

High Portfolio Turnover Risk (JPMorgan Tax Aware Income Opportunities Fund only). The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Taxability Risk. A Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax.

Industry and Sector Focus Risk. At times a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investment Policies

In addition to the investment objectives and strategies described above, each Fund has adopted certain fundamental and non-fundamental investment policies. Fundamental investment policies may be changed only by a vote of a Fund’s shareholders, while non-fundamental policies may be changed without a shareholder vote by a vote of a Fund’s Board.

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Fundamental Investment Policies

The JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund):	The JPMorgan Tax Free Bond Fund (Acquiring Fund):

Diversification
N/A

May not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Industry Concentration

May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries except as permitted by the SEC.

May not purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

Making Loans
May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

May not make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information and (iv) make loans to the extent permitted by an order issued by the SEC.

Underwriting Securities

May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended.

May not underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

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Commodities

May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices or securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities or investments in exchange-traded funds, investment companies, and pooled investment vehicles that invest in commodities or commodities futures including those structured as grantor trusts.

May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

Borrowing Money
May not borrow money, except to the extent permitted by applicable law.	May not borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Issuing Senior Securities
May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.	May not issue senior securities except with respect to any permissible borrowings.

Purchasing or Selling Real Estate

May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

May not purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Purchasing Oil, Gas, Mineral and Development Programs
N/A

May not purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

Purchasing Securities on Margin and Short Sales
N/A	May not purchase securities on margin or sell securities short except for use of short-term credit necessary for clearance of purchases of portfolio securities.

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Securities of Other Investment Companies
N/A	May not purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

80% Policy
N/A

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Non-Fundamental Investment Policies

The JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund):	The JPMorgan Tax Free Bond Fund (Acquiring Fund):

Purchasing or Selling Interests in Oil, Gas or Mineral Leases
May not purchase or sell interests in oil, gas or mineral leases	See Fundamental Investment Policy

Illiquid Securities

May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid.

May not invest in illiquid securities in an amount exceeding, in the aggregate 15% of a Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

Securities of Other Investment Companies
May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For the purposes of the Acquired Fund’s investment policies, except for the fundamental policy on borrowing set forth for the JPMorgan Tax Aware Income Opportunities Fund, the percentage limitations contained in the investment policies above apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation. If the value of the Acquired Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Funds’ Adviser will consider what actions, if any, are appropriate to maintain adequate liquidity. With

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respect to the restriction on borrowings set forth for the JPMorgan Tax Aware Income Opportunities Fund, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the JPMorgan Tax Aware Income Opportunities Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of the Acquired Fund’s fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s assets, taken at market value at the time of investment. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. For purposes of fundamental investment policies involving industry concentration for the Acquired Fund, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

For the purposes of the Acquired Fund’s fundamental investment policy prohibiting the issuing of senior securities, such policy shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits the Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted above and in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in the SAI Part II, in addition to temporary borrowing, the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings by the Fund. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by the SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The Acquiring Fund is managed by J.P. Morgan Investment Management Inc. (JPMIM). The principal types of securities and the main strategies that the Acquiring Fund currently anticipates using are summarized in its Risk/Return Summary in its Prospectus. Additional information about some of the Acquiring Fund’s main investment strategies are included below. Except as otherwise indicated, the strategies described below are principal investment strategies of the Acquiring Fund. Where applicable, the following also identifies other strategies that are not anticipated to be main strategies of the Acquiring Fund but that may become more important to the Acquiring Fund’s management in the future.

The Acquiring Fund may utilize these investments and strategies to a greater or lesser degree in the future.

The frequency with which the Acquiring Fund buys and sells securities will vary from year to year, depending on market conditions.

The Acquiring Fund generally invests in municipal bonds that are rated investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch), meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund generally invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security. The Acquiring Fund may also invest in unrated securities of comparable quality.

The Acquiring Fund’s Board of Trustees may change any of the investment policies (including its investment objective), other than such policies that are designated as fundamental, without shareholder approval. The investment objective for the Acquired Fund is not fundamental, and may be changed without the consent of the majority of the outstanding shares of the Acquired Fund. The investment objectives for the Acquiring Fund are fundamental and cannot be changed without the consent of a majority of the outstanding shares of the Acquiring Fund.

The Acquiring Fund may invest up to 20% of its assets in cash and cash equivalents. See Temporary Defensive and Cash Positions below.

Additional Investment Strategies

The Acquiring Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Acquiring Fund can invest. Although the use of derivatives is not a main strategy of the Acquiring Fund, the Acquiring Fund may use futures contracts, options and swaps in connection with its principal strategies in order to hedge various investments, for risk management purposes and/or to increase the Acquiring Fund’s income or gain to the Fund.

The Acquiring Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a

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particular market index. Ordinarily, a Fund must limit its investments in a single non-affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets. The Securities and Exchange Commission has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations, subject to certain conditions. If a Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Investment Risks

There can be no assurance that the Acquiring Fund will achieve its investment objectives.

Main Risks of the Acquiring Fund

The main risks associated with investing in the Acquiring Fund are summarized above and in “Risk/Return Summaries” in its Prospectus. More detailed descriptions of the main risks and additional risks of the Acquiring Fund are described below.

Please note that the Acquiring Fund also may use strategies that are not described in this section, but which are described in the “Investment Practices” section in its Prospectus and in the Statement of Additional Information.

Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

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Interest Rate Risk. The Acquiring Fund invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Alternative Minimum Tax Risk. The Acquiring Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will, with limited exceptions, be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gain distributed by each Fund may be taxable.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase/decrease the income available for distribution by the Fund and the Fund’s yield. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities.

The Acquiring Fund may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

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The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of interest-paying securities, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. Each Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

In addition, (1) the higher yields and interest rates on certain pay-in- kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact a Fund’s performance.

Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance,

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especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e. premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Additional Risks of the Acquiring Fund

Derivatives Risk. The Acquiring Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counter-party risk (which is the risk that the derivative counterparty will not fulfill its contractual obligations), and to the credit risk of the derivative counterparty. In addition, each Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Exchange-Traded Fund (ETF) and Investment Company Risk. The Acquiring Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs and companies that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s

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ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Conflicts of Interest for the Acquiring Fund

An investment in the Acquired Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for the Fund. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

Temporary Defensive and Cash Positions

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. In addition, The Acquiring Fund may invest in cash and cash equivalents as a principal investment strategy. These investments may result in a lower yield than lower-quality or longer-term investments.

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Acquiring Fund is engaged in a temporary defensive position, it may not meet its investment objectives. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, the Acquiring Fund will pursue a temporary defensive position only when market conditions warrant.

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INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The following is a brief summary of the terms of the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix B. The Reorganization Agreement provides that the Acquiring Fund will acquire all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions in the Reorganization Agreement, which are summarized below, the Reorganization transaction is scheduled to occur after the close of business on the Closing Date.

The number of full and fractional shares of the Acquiring Fund that you will receive in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of your shares in the Acquired Fund as of the close of business of the NYSE, usually 4:00 p.m. Eastern Time, on the Closing Date on a class-by-class basis. The Acquiring Fund and the Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE. The net asset value per share of the Fund will be determined by dividing its assets, less liabilities, by the total number of its outstanding shares on a class-by-class basis. The method of valuation employed will be in accordance with the valuation procedures of the Acquiring Fund (which are identical to those of the Acquired Fund), and is described in Appendix B to this Proxy Statement/Prospectus and the Acquiring Fund’s SAI which is incorporated herein by reference. As promptly as practicable after the Closing Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization for each class of shares.

The Acquired Fund will accomplish the liquidation and distribution with respect to each class of its shares by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund onto the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders. The aggregate net asset value of Acquiring Fund shares to be credited to Acquired Fund shareholders will be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund of the corresponding class owned by Acquired Fund shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates in connection with such exchange.

After such distribution, the Acquired Fund will take all necessary steps under Delaware law, its Declaration of Trust and any other applicable law to effect a complete termination of the Acquired Fund.

The Board of Trust II with respect to the Acquiring Fund and the Board of Trust I with respect to the Acquired Fund has each determined in regard to each of the respective Funds that participation in the Reorganization is in the best interests of each Fund and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. In addition to the expense limitations in place for the Acquiring Fund, JPMIM, JPMDS and/or JPMFM will waive their fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset the costs incurred by each Fund relating to the Reorganization, including the costs associated with the solicitation of proxies, but excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets incurred in connection with the Reorganization, which will be borne by the Funds.

The Acquired Fund will be required to reposition its portfolio (approximately 8.6%) prior to the Reorganization for the purpose of transferring only those assets that are consistent with the Acquiring Fund’s investment strategy. The explicit brokerage commissions and transactional costs to be incurred in relation to repositioning the assets of the Acquired Fund are estimated to be approximately $3,300. It is also estimated that the Acquired Fund will incur a market value loss of $234,000 or approximately 0.10% per share as a result of the repositioning of its assets. As of the date of this Proxy Statement/Prospectus, the repositioning of the Acquired Fund’s portfolio is expected to result in a net capital loss to the Acquired Fund, however, any net capital gains recognized on these sales (to the extent not offset by available capital loss carryforwards) may be distributed to Acquired Fund shareholders prior to the Reorganization, which distributors would generally be taxable to such shareholders.

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The Reorganization Agreement may be terminated and the Reorganization may be abandoned at any time prior to the consummation of such Reorganization, before or after approval by the shareholders of the Acquired Fund, if circumstances should develop that, in the applicable Board’s opinion, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Funds may waive compliance with any of the covenants or conditions made therein for the benefit of any Fund, other than the requirements that: (i) the Reorganization Agreement be approved by shareholders of the Acquired Fund; and (ii) the Acquiring Fund and the Acquired Fund receives an opinion from Dechert LLP that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Approval of the Reorganization Agreement by and for the Acquired Fund will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund, as described below. See “VOTING INFORMATION” below.

Shareholders of record of the Acquired Fund as of the Closing Date will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Description of the Acquiring Fund’s Shares

Full and fractional shares of the Class A, Class C and Class I Shares of the Acquiring Fund, as applicable, will be issued to the Acquired Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Acquiring Fund does not issue share certificates. The shares of the Acquiring Fund will be issued to the Acquired Fund shareholders and recorded on the shareholder records of the transfer agent. Additional information about the difference between classes is provided below in “Investing with J.P. Morgan Funds” attached as Appendix C to this Proxy Statement/Prospectus.

Reasons for the Reorganization and Board Considerations

As noted above, the proposed Reorganization was presented for consideration to the Board of Trust I and the Board of Trust II (the “Boards”) and was approved by the Boards at a meeting on November 15, 2017.

Following presentations by JPMIM, after careful consideration and deliberation, including consideration and discussion during a Fixed Income Committee meeting and during executive sessions of the Boards, the Boards, including all of the Independent Trustees present at the meeting, determined that (i) the proposed Reorganization is in the best interests of each Fund that the respective Board oversees, and (ii) the proposed Reorganization would not result in the dilution of the interests of such Funds’ shareholders.

In recommending that shareholders approve the Reorganization, the Boards considered a number of factors, including the following:

•	the elimination of product offerings with potentially limited opportunities for future growth;

•	the compatibility of the investment objectives, strategies, and/or policies of the Acquired Fund as compared with those of the Acquiring Fund;

•	the investment performance of the Acquiring Fund as compared with that of the Acquired Fund;

•	the effect the Reorganization is estimated to have on annual fund operating expenses, shareholder fees and expenses of the combined Acquiring Fund;

•	the direct and indirect federal income tax consequences of the Reorganization, including the availability of capital loss carryforwards;

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•

the fact that JPMIM and JPMDS, in addition to the contractual fee waivers and/or expense reimbursements for the Acquiring Fund, will waive their fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset the costs incurred by the Funds relating to the Reorganization. These waivers and reimbursements will not include brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets in connection with the Reorganization;

•

the fact that the contractual fee waivers and/or expense reimbursements for the Acquiring Fund will continue in effect through May 4, 2019 and that JPMIM and JPMDS will consult with the Board prior to the expiration of these contractual fee waivers and/or expense reimbursements; and

•	any potential dilutive factors of the Reorganization.

The Boards considered the potential consequences to shareholders of the Funds from the Reorganization. In their deliberations, each Trustee may have attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them, and their determinations were made separately with respect to each Fund. The Trustees also took into account those interests of the Acquired Fund that were in common with those of the Acquiring Fund for which the Reorganization is proposed.

With respect to the Acquired Fund, its Board noted that management of the Fund believes that the Acquired Fund has limited opportunities for future growth. In addition, as reflected in the “Comparison of Investment Objectives and Principal Investment Strategies” section of this Proxy Statement/Prospectus, each Board noted the similarities and differences between the investment objectives and/or investment strategies of the Acquired Fund and the Acquiring Fund.

The Boards noted favorably that JPMIM and JPMDS have contractually agreed to waive its fees and/or reimburse the expenses of the Acquiring Fund, as needed, in order to assure that the total annual fund operating expenses after fee waivers and expense reimbursements for each class of shares of the Acquiring Fund is equal to or less than the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses) in effect immediately prior to the Reorganization for the corresponding class of the Acquired Fund. These contractual fee waivers and/or reimbursements will continue in effect through May 4, 2019. There is no guarantee such waivers/reimbursements will be continued after May 4, 2019. The expenses of the Acquiring Fund’s classes may be higher than disclosed if the expense limitation expires after May 4, 2019. The Boards also noted that JPMIM and/or JPMDS will waive fees or reimburse the Funds for the costs and expenses of the Reorganization, as needed, in an amount sufficient to offset the costs incurred by the Funds relating to the Reorganization (estimated to be approximately $145,000, including any costs associated with the solicitation of proxies, but excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the Reorganization, which will be borne by the Funds and in turn will be borne by the shareholders.

Each Board also noted that the Acquiring Fund has a longer performance history than the Acquired Fund, and that the Acquiring Fund has comparable or better long term investment results than the Acquired Fund, as reflected in the tables in the “INFORMATION ABOUT MANAGEMENT OF THE FUNDS — Performance of the Funds” section of this Proxy Statement/Prospectus.

The Board also noted that JPMIM represented that the services to be provided to the Acquiring Fund after the Reorganization will be materially the same as the services provided to the Acquired Fund prior to the Reorganization; in other words, no changes to the nature or quality of services are currently anticipated.

The Board also noted favorably that the Reorganization will be structured as federal tax-free transactions for the Funds and their shareholders. For purposes of federal tax consequences to the Funds and their shareholders, there is not expected to be any significant adverse tax consequences for affected shareholders. Additionally, as a result of the Reorganization, the Acquired Fund and its shareholders are not expected to lose the benefit of certain tax losses that may be used to offset future gains.

THE BOARD OF TRUST I, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

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Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Acquired Fund and Acquiring Fund will receive a legal opinion from Dechert LLP substantially to the effect that for federal income tax purposes:

    (1) The transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

    (2) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

    (3) The basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

    (4) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);

    (5) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) by the Acquired Fund of shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation;

    (6) The shareholders of the Acquired Fund will not recognize a gain or loss upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund as part of the Reorganization;

    (7) The aggregate basis of the shares of the Acquiring Fund that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate basis of their respective shares in the Acquired Fund exchanged therefore;

    (8) The holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period for which it held the shares of the Acquired Fund exchanged therefore, provided that on the date of the exchange it held such shares of the Acquired Fund as capital assets.

The opinion will be based on certain factual certifications made by the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the IRS could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

Counsel will express no view with respect to the effect of the Reorganization on any transferred assets as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that together with all previous distributions will have the effect of distributing to shareholders all of its net tax-exempt interest income and investment company taxable income (computed without regard to the deduction for

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dividends paid) as well as net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization date. These distributions may be taxable to shareholders.

The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited. Under Section 381 of the Code, for the taxable year ending after the Closing Date of the Reorganization, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the portion of its year that remains following the Reorganization can be reduced by capital loss carryforwards (including as otherwise limited) of the Acquired Fund. In addition, the loss limitation rules of Sections 382, 383 and 384 of the Code will apply. First, one Fund’s “pre- acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Second, the use of a Fund’s pre-acquisition losses to offset gains subsequent to the Reorganization may be subject to an annual limitation. Third, a portion of a Fund’s pre-acquisition losses may become unavailable to offset any gains at all. Fourth, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had a Reorganization not occurred.

In addition, since the shareholders of the Acquired Fund will receive shares of the Acquiring Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund.

The realized and unrealized gains and losses of the Acquired Fund and the Acquiring Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time. Information about capital loss carry forwards (“CLCFs”) is provided below as of September 30, 2017. However, the Reorganization is not expected to close until May 4, 2018. As a result, these limitations may change significantly between now and the completion of the Reorganization.

The Acquired and Acquiring Funds have approximately $3,096,000 and $1,803,000 of CLCFs respectively, none of which are subject to expiration. The CLCFs may benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund or Acquiring Fund. Acquired CLCFs are subject to an annual limitation equal to the long-term tax-exempt rate at time of Reorganization, multiplied by the aggregate net asset value of the Acquired Fund at the time of Reorganization (estimated to be $4,770,000 per year). The amount of the Acquired Fund’s CLCFs that can be utilized in the short tax year ending immediately after the Reorganization is the annual limitation prorated for the number of days from the close of the Reorganization to the end of the tax year. The estimated acquired CLCF’s will be subject to annual limitations that are greater than the CLCF. It is not anticipated that the CLCFs will be materially limited in any year. Realized gains attributable to pre-reorganization appreciation of the Acquiring fund cannot be offset by acquired CLCFs for a 5 year period after the reorganization. After 5 years, realized gains attributable to pre- reorganization appreciation may be offset by acquired CLCFs, consistent with the same estimated annual limitation of $4,770,000. Net gains realized subsequent to the Reorganization can be offset by CLCFs of the Acquiring fund without limitation.

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Though not significant in each merger, net unrealized gain of the combined surviving fund may be slightly higher than the Acquired Fund’s current net unrealized gain.

This description of the federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Adviser

J.P. Morgan Investment Management Inc. (“JPMIM”) is the investment adviser to each of the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), a bank holding company. The Reorganization, therefore, will not result in a change in the Acquired Fund’s investment adviser.

During the most recent fiscal year ended February 28, 2017, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

JPMorgan Tax Aware Income Opportunities Fund	0.14%
JPMorgan Tax Free Bond Fund	0.19%

A discussion of the basis the Board used in reapproving the investment advisory agreements for the Funds is available in the semi-annual reports for the most recent six month fiscal period ended August 31, 2017.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees) and service fees (including sub- transfer agency and/or networking fees) that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers.

Performance of the Funds

Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

This section provides some indication of the risks of investing in the Funds. The bar charts that follow show how the performance for one class of the Acquiring Fund and the Acquired Fund has varied from year to year for the past ten

38

calendar years. The tables show the average annual total returns for the past one year, five years, and ten years. Past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

JPMorgan Tax Aware Income Opportunities Fund (Class I Shares)

The bar chart shows how the performance of the JPMorgan Tax Aware Income Opportunities Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past five calendar years. The table shows the average annual total returns over the past one year, 5 years and life of the Fund. The table compares that performance to the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, a broad-based securities market index, the iMoneyNet Tax-Free National Average and the Lipper General & Insured Municipal Debt Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index.

Best Quarter	2nd quarter, 2016	1.12%	Worst Quarter	4th quarter, 2016	-0.77%

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The JPMorgan Tax Aware Income Opportunities Fund’s year-to-date total return through 9/30/17 was 2.52%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Life of Fund (since 3/1/11)
CLASS A SHARES
Return Before Taxes	(2.98)%	0.21%	0.60%
CLASS C SHARES
Return Before Taxes	(0.69)	0.34	0.61
CLASS I SHARES
Return Before Taxes	0.98	1.09	1.36
Return After Taxes on Distributions	0.67	0.86	1.12
Return After Taxes on Distributions and Sale of Fund Shares	0.98	0.88	1.09
BLOOMBERG BARCLAYS U.S. 1-15 YEAR BLEND (1-17) MUNICIPAL BOND INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	0.01	2.54	3.49
IMONEYNET TAX-FREE NATIONAL AVERAGE
(Reflects No Deduction for Fees, Expenses, or Taxes)	0.19	0.04	0.04
LIPPER GENERAL & INSURED MUNICIPAL DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	0.36	3.93	5.30	[1]

1	Return calculated from 3/31/11.

After-tax returns are shown only for the Class I Shares of the Fund, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

JPMorgan Tax Free Bond Fund (Class I Shares)

The bar chart shows how the performance of the JPMorgan Tax Free Bond Fund Fund’s Class I Shares (formerly, Select Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Bloomberg Barclays US Municipal Index and the Lipper General & Insured Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class C Shares prior to their inception as shown in the table is based on the performance of Class B Shares (all of which were converted to Class A Shares on 6/19/15). The actual returns of Class C Shares would have been similar to those shown because the classes have similar expenses.

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Best Quarter	3rd quarter, 2009	5.98%	Worst Quarter	4th quarter, 2016	-3.88%

The JPMorgan Tax Free Bond Fund’s year-to-date total return through 9/30/17 was 4.05%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(3.53)%	2.53%	3.28%
CLASS C SHARES
Return Before Taxes	(1.40)	2.63	2.97
CLASS I SHARES
Return Before Taxes	0.45	3.52	3.86
Return After Taxes on Distributions	(0.23)	3.25	3.73
Return After Taxes on Distributions and Sale of Fund Shares	1.98	3.52	3.88
BLOOMBERG BARCLAYS US MUNICIPAL INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	0.25	3.28	4.25
LIPPER GENERAL & INSURED MUNICIPAL DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	0.36	3.93	4.05

After-tax returns are shown only for the Class I Shares of the Fund, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

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ADDITIONAL INFORMATION ABOUT

THE ACQUIRING FUND AND THE ACQUIRED FUND

Additional information about the Acquiring Fund and the Acquired Fund is included in (i) the prospectuses of each Fund dated July 1, 2017, as supplemented; (ii) the SAI for each Fund dated July 1, 2017, as supplemented; (iii) the Annual Report for each Fund for the 12-month period ended February 28, 2017; and (iv) the Semi-Annual Report for each Fund for the 6-month period ended August 31, 2017.

Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the relevant Fund at (800) 480-4111, by writing to the relevant Fund at J.P. Morgan Funds Services, PO Box 8528, Boston, MA 02266-8528, or (with the exception of the Proxy Statement/Prospectus or the related SAI) by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Trust I and Trust II are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

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Financial Highlights for the Acquiring Fund

The financial highlights of the Acquiring Fund are provided below. The table is intended to help you understand the Acquiring Fund’s financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share of each class. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the applicable Acquiring Fund (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables for the past five fiscal years has been audited by PricewaterhouseCoopers LLP, whose report is included in the Acquiring Fund’s Annual Report. The information for the six months ended August 31, 2017 has been derived from the Acquiring Fund’s unaudited semi-annual report. All unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature.

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Free Bond Fund
Class A
Six Months Ended August 31, 2017 (Unaudited)	$11.93	$0.20	$0.20	$0.40	$(0.20)	$—	$(0.20)
Year Ended February 28, 2017	12.57	0.40	(0.40)	— (e)	(0.39)	(0.25)	(0.64)
Year Ended February 29, 2016	12.70	0.45	(0.01)	0.44	(0.47)	(0.10)	(0.57)
Year Ended February 28, 2015	12.41	0.44	0.39	0.83	(0.44)	(0.10)	(0.54)
Year Ended February 28, 2014	12.88	0.46	(0.44)	0.02	(0.48)	(0.01)	(0.49)
Year Ended February 28, 2013	12.77	0.47	0.09	0.56	(0.45)	—	(0.45)

Class C
Six Months Ended August 31, 2017 (Unaudited)	11.84	0.16	0.19	0.35	(0.16)	—	(0.16)
Year Ended February 28, 2017	12.48	0.31	(0.39)	(0.08)	(0.31)	(0.25)	(0.56)
Year Ended February 29, 2016	12.60	0.37	(0.01)	0.36	(0.38)	(0.10)	(0.48)
Year Ended February 28, 2015	12.33	0.35	0.38	0.73	(0.36)	(0.10)	(0.46)
Year Ended February 28, 2014	12.80	0.37	(0.44)	(0.07)	(0.39)	(0.01)	(0.40)
Year Ended February 28, 2013	12.69	0.38	0.10	0.48	(0.37)	—	(0.37)

Class I*
Six Months Ended August 31, 2017 (Unaudited)	11.88	0.21	0.20	0.41	(0.21)	—	(0.21)
Year Ended February 28, 2017	12.53	0.42	(0.40)	0.02	(0.42)	(0.25)	(0.67)
Year Ended February 29, 2016	12.65	0.47	— (e)	0.47	(0.49)	(0.10)	(0.59)
Year Ended February 28, 2015	12.37	0.46	0.38	0.84	(0.46)	(0.10)	(0.56)
Year Ended February 28, 2014	12.84	0.48	(0.44)	0.04	(0.50)	(0.01)	(0.51)
Year Ended February 28, 2013	12.73	0.49	0.09	0.58	(0.47)	—	(0.47)

*	Formerly, Select Class Shares.
(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

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	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$12.13	3.36%	$138,626	0.66%	3.26%	0.97%	21%
11.93	(0.03)	148,987	0.66	3.16	1.00	73
12.57	3.53	152,207	0.67	3.62	0.97	94
12.70	6.83	166,359	0.74	3.49	0.98	90
12.41	0.31	129,124	0.74	3.72	0.99	62
12.88	4.45	198,873	0.74	3.67	0.94	43

12.03	3.00	28,924	1.24	2.68	1.46	21
11.84	(0.66)	32,052	1.31	2.50	1.50	73
12.48	2.92	26,715	1.36	2.93	1.47	94
12.60	5.99	27,579	1.43	2.81	1.48	90
12.33	(0.40)	25,057	1.43	3.00	1.48	62
12.80	3.80	57,237	1.43	2.98	1.44	43

12.08	3.49	155,307	0.44	3.48	0.71	21
11.88	0.09	141,356	0.47	3.34	0.74	73
12.53	3.82	126,091	0.50	3.79	0.71	94
12.65	6.95	149,102	0.57	3.67	0.72	90
12.37	0.49	129,602	0.57	3.89	0.74	62
12.84	4.63	200,023	0.57	3.85	0.69	43

(d)

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(e)	Amount rounds to less than $0.005.

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Distributor

JPMorgan Distribution Services, Inc. (“JPMDS”), whose address is 1111 Polaris Parkway, Columbus, OH 43240, serves as distributor for the Funds. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), and is a direct, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMIM, whose address is 270 Park Avenue, New York, NY 10017, provides administrative services for and oversees the other service providers of each Fund. JPMIM is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIM receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all funds in the J.P. Morgan Funds complex (excluding certain funds of funds and money market funds) and 0.075% of average daily net assets of such funds over $25 billion of such assets.

FORM OF ORGANIZATION

The Acquiring Fund is a series of JPMorgan Trust II, an open-end management investment company formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust II is governed by a Board consisting of thirteen members.

The Acquired Fund is a series of JPMorgan Trust I, an open-end management investment company formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust I is governed by a Board consisting of thirteen members. Both JPMorgan Trust I and JPMorgan Trust II have the same Board members.

JPMorgan Trust I and JPMorgan Trust II have substantially similar organizational documents. Therefore, if the Reorganization is approved, shareholders of the Acquired Fund will experience no change with respect to quorum requirements, powers of Trustees, and shareholder liability, among other organizational and governance matters. Shareholders should refer to the provisions of the governing documents of these entities and the relevant state law for a more thorough comparison.

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CAPITALIZATION

Only shareholders of record at the close of business on January 8, 2018, will be entitled to receive notice of, and to vote at, the Meeting.

The following table shows the capitalization of the Acquiring Fund and the Acquired Fund as of August 31, 2017, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma net asset values per share assume the issuance of shares of the Acquired Fund, which would have occurred at August 31, 2017 in connection with the proposed Reorganization. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

	JPMorgan Tax Aware Income Opportunities Fund (Acquired Fund)	JPMorgan Tax Free Bond Fund (Acquiring Fund)	Pro Forma Adjustments*	JPMorgan Tax Free Bond Fund (Pro Forma Combined Funds)

Class A
Net Assets (000’s)	$60,653	$138,626	$–	$199,279
Shares Outstanding (000’s)	5,956	11,429	(956)	16,429
Net Asset Value Per Share**	$10.18	$12.13	$–	$12.13

Class C
Net Assets (000’s)	$8,390	$28,924	$–	$37,314
Shares Outstanding (000’s)	833	2,404	(136)	3,101
Net Asset Value Per Share**	$10.07	$12.03	$–	$12.03

Class I
Net Assets (000’s)	$176,348	$155,307	$–	$331,655
Shares Outstanding (000’s)	17,316	12,858	(2,718)	27,456
Net Asset Value Per Share**	$10.18	$12.08	$–	$12.08
Total Net Assets	$245,391	$322,857	–	$568,248

*

No adjustments have been made with respect to the cost of the Reorganization because JPMIM and/or JPMDS will waive their fees and/or reimburse the Funds in an amount sufficient to offset costs incurred by each Fund relating to the Reorganization.

**	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

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DIVIDENDS AND DISTRIBUTIONS

Each Fund generally distributes net investment income, if any, on a monthly basis. Each Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

Fund shareholders have the following options for their distributions. Fund shareholders may:

•	Reinvest all of them in additional Fund shares without a sales charge;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If an option is not selected when an account is opened, all distributions will be reinvested. If distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which they are received.

OTHER BUSINESS

Neither Board intends to present any other business at the Meeting with respect to the Acquired or Acquiring Funds. If, however, any other matters are properly brought before the Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Fund shareholders who wish to communicate with either Board should send communications in writing to the attention of the Secretary of J.P. Morgan Funds at 270 Park Avenue, New York, NY 10017, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholder communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of the Acquired

Fund to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of Special Meeting of Shareholders and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about February 5, 2018. Only shareholders of record on January 8, 2018 (the “Record Date”) in the Acquired Fund will be entitled to notice of, and to vote at, the Meeting for the Acquired Fund, and any adjournment or postponement thereof. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted “FOR” approval of the Reorganization Agreement and “FOR” any other matters the proxies deem appropriate.

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A shareholder may revoke a proxy at any time on or before the Meeting by either (i) submitting to the J.P. Morgan Funds a subsequently dated proxy, (ii) delivering to the J.P. Morgan Funds a written notice of revocation at the address on the cover of this Proxy Statement/Prospectus, or (iii) otherwise giving notice of revocation in an open meeting, in all cases prior to the exercise of the authority granted in the proxy card. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Proxy Solicitation

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIM and its affiliates or by proxy soliciting firms retained by the Funds. Computershare Fund Services (“Computershare”), a proxy solicitor, has been retained to assist in the solicitation of proxy cards primarily by contacting shareholders by telephone and facsimile. Computershare, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor is expected to be less than $60,000. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. JPMIM, the investment adviser of both the Acquired and the Acquiring Funds, and its affiliates will waive their fees or reimburse expenses to the extent necessary to cover the costs of the solicitation. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners.

As the Meeting date approaches, shareholders of the Acquired Fund may receive a call from a representative of JPMIM, an affiliate of JPMIM or Computershare (each a “Solicitor”) if the Acquired Fund has not yet received their vote. Authorization to permit a Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Acquired Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a Solicitor is required to get information from the shareholder to verify his identity and authority to vote the shares (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement/Prospectus and this supplement in the mail.

If the shareholder information solicited agrees with the information provided to the Solicitor by the Acquired Fund, the Solicitor has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on the proposal. The Solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call a Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

Quorum

With respect to the Reorganization, more than 50% of the outstanding shares of the Acquired Fund entitled to vote constitutes a quorum for the Meeting.

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Vote Required

With respect to the Reorganization, if a quorum is present at the Meeting, approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund. A “majority” is defined under the 1940 Act as the lesser of (i) 67% or more of the shares of the Acquired Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Acquired Fund are present or represented by proxy at the Meeting, or (ii) more than 50% of the outstanding shares of the Acquired Fund.

A shareholder of the Acquired Fund is entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any. Shares of all classes vote together as a single class.

Effect of Abstentions and Broker “Non-Votes”

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Acquired Fund as inspectors of elections (also known as “tellers”) for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the Reorganization for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by properly executed proxy cards that constitute abstentions and “broker non-votes” as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposals. “Broker non-votes” are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Adjournments

In the event that sufficient votes to approve the Reorganization Agreement with respect to the Acquired Fund or another proposal are not received, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by a majority of the shares represented at the Meeting, either in person or by proxy. For purposes of calculating a vote to adjourn the Meeting, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. In addition, shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any such adjournment. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned, except if the adjournment is for more than 60 days from the date set for the original meeting or a new record date is fixed for the adjourned meeting.

Shareholder Proposals

You may request inclusion in the Acquired Fund’s proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. An Acquired Fund is not required to hold regular meetings of shareholders, and in order to minimize costs, does not intend to hold meetings of the shareholders unless required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the J.P. Morgan Funds’ management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

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Record Date, Outstanding Shares and Interests of Certain Persons

Only shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponement or adjournment thereof. Please see Appendix D for information pertaining to the outstanding shares and interests of certain persons in the Acquired Fund.

ATTENDING THE MEETING

If you wish to attend the meeting in person you will be required to present proper identification and proof of ownership of shares of the Acquired Fund as of the Record Date.

Identification

All shareholders and valid proxy holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport. In addition, if you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the meeting.

Proof of Ownership

Holders of record (i.e., if you hold shares in your own name) — The top half of the proxy card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee) — A brokerage statement that demonstrates share ownership as of the Record Date or a letter from your broker, bank or other nominee indicating that you held shares of the Acquired Fund as of the Record Date are examples of proof of share ownership. If you want to vote your shares held in street name in person, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record — A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the Record Date as described in “Holders of record” above.

Valid proxy holders for holders in street name — A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the broker or bank indicating that the holder in street name held shares of the Acquired Fund as of the Record Date.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036. Also, please see Appendix A for information on legal proceedings.

THE BOARD OF TRUST I, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION AGREEMENT.

51

APPENDIX A

ADDITIONAL FEE AND EXPENSE INFORMATION FOR THE JPMORGAN TRUST II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (“BOIA”), subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expense information to Fund shareholders. The hypothetical examples are provided for JPMorgan Trust II Funds or those Funds that have acquired the assets and liabilities of a JPMorgan Trust II Fund or a series of One Group Mutual Funds.

The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and shareholder servicing fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

The table below shows the ratios for Class A, Class C, and Class I Shares of the Acquiring Fund included in this Proxy Statement/Prospectus for the fiscal year ended February 28, 2017. The expenses in the following table are shown on a pro forma basis for the same fiscal year ended February 28, 2017 after giving effect to the Reorganization.

NON-REDUCED RATE FUND

	Class	Net Expense Ratio	Gross Expense Ratio

JPMorgan Tax Free Bond Fund	Class A	0.67%	1.00%
	Class C	1.25%	1.49%
	Class I	0.45%	0.74%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/17, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period

A-1

(year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMorgan Tax Free Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2018	$441	1.06%	0.42%	0.42%	$127	5.00%	3.75%	3.75%
June 30, 2019	91	6.12	4.54	4.11	149	10.25	7.47	3.59
June 30, 2020	107	11.42	8.73	4.00	163	15.76	11.25	3.51
June 30, 2021	111	16.99	13.08	4.00	169	21.55	15.15	3.51
June 30, 2022	115	22.84	17.60	4.00	175	27.63	19.19	3.51
June 30, 2023	120	28.98	22.30	4.00	181	34.01	23.38	3.51
June 30, 2024	125	35.43	27.19	4.00	187	40.71	27.71	3.51
June 30, 2025	130	42.21	32.28	4.00	194	47.75	32.19	3.51
June 30, 2026	135	49.32	37.57	4.00	200	55.13	36.83	3.51
June 30, 2027	140	56.78	43.08	4.00	207	62.89	41.63	3.51
1

The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2018) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$227	4.00%	2.75%	2.75%

*	Formerly, Select Class Shares.

A-2

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AMONG SERIES OF JPMORGAN TRUST I AND JPMORGAN TRUST II

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of                     , 2018, by and between JPMorgan Trust II, a Delaware statutory trust (“Trust II”), on behalf of its series JPMorgan Tax Free Bond Fund (the “Acquiring Fund”), and JPMorgan Trust I, a Delaware statutory trust (“Trust I,” together with Trust II, a “Trust” or the “Trusts”), on behalf of its series JPMorgan Tax Aware Income Opportunities Fund (the “Acquired Fund”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (3) the distribution of the Acquiring Fund Shares to the Shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Trustees of the Trust II have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of such Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund, and that the interests of the existing Shareholders of the Acquiring Fund will not be diluted as a result of these transactions; and

WHEREAS, the Trustees of Trust I have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing Shareholders of the Acquired Fund will not be diluted as a result of these transactions;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATION

1.1 Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Trust I, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and Trust II, on behalf of the Acquiring Fund, agrees in exchange therefor (a) to deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of the Acquiring Fund of the respective class set forth on Schedule A having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to the shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to those shares of the Acquired Fund as of the time and date set forth in paragraph 3.1, determined by dividing the value of such Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2 The property and assets of Trust I attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to Trust II, on behalf of the Acquiring Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date, as defined below. Trust II, on behalf of the Acquiring Fund, shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its Shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately following the actions contemplated by paragraph 1.1, Trust I shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Trust I, on behalf of the Acquired Fund, shall (a) distribute to its Shareholders of record as of the Closing Date, as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by Trust I, on behalf of the Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets of the Acquired Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its assets and liabilities. The Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading on the Valuation Date as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.

2.2 The net asset value per share of the Acquiring Fund’s Acquiring Fund Shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures established by the Board of Trustees of Trust II.

2.3 The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Acquired Fund by dividing the value of the net assets with respect to the Acquired Fund Shares, determined as set forth in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined as set forth in paragraph 2.2.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be May 4, 2018, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., New York time. The Closing shall be held at the offices of J.P. Morgan Investment Management Inc. or at such other time and/or place as the parties may agree.

3.2 Trust I shall direct JPMorgan Chase Bank, N.A. (“JPMCB”), as custodian for the Acquired Fund (“Acquired Fund Custodian”), to deliver to Trust II, on behalf of the Acquiring Fund, at the Settlement Date, as defined below, a certificate of an authorized officer stating that (i) all assets, cash and other financial interests of the Acquired Fund held by the Acquired Fund Custodian on behalf of the Acquired Fund pursuant to the Acquired Fund’s custody agreement with the Acquired Fund Custodian have been delivered to the Acquiring Fund, as of the settlement date of May 7, 2018 (the “Settlement Date”), (ii) the Acquired Fund Custodian has paid any and all taxes with respect to the Acquired Fund that the Acquired Fund has specifically and properly instructed the Acquired Fund Custodian to pay, and agrees to notify the Acquiring Fund in the event it receives notification of any additional taxes that would be due with respect to the Acquired Fund, and (iii) all income that is received by the Acquired Fund Custodian after the Settlement Date for the account of the Acquired Fund will be credited to the Acquiring Fund in accordance with Section 2.7 of the September 1, 2010 Amended and Restated Global Custody and Fund Accounting Agreement between the Acquired Fund and the Acquired Fund Custodian, as amended from time to time. The Acquired Fund Custodian shall deliver to JPMCB, as the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), as of the Settlement Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of the Acquired Fund deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund Custodian on the Settlement Date.

3.3 Trust I shall direct DST Asset Manager Solutions, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to Trust II, on behalf of the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of Acquired Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of Trustees of Trust I, with respect to the Acquired Fund and the Board of Trustees of Trust II with respect to the Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to Trust II in Schedule 4.1 to this Agreement, Trust I, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly established as a series of Trust I, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Agreement and Declaration of Trust (collectively, the “Charter”), as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Trust I is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Trust I has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1.

(b) Trust I is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, Trust I, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, Trust II, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of the Charter or by-laws of Trust I, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust I, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Trust I, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Trust I’s knowledge, threatened against Trust I, with respect to the Acquired Fund or any of the Acquired Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed on Schedule 4.1, Trust I, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at February 28, 2017 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements (true and correct copies of which have been furnished to Trust II, on behalf of the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since February 28, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Trust I’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquired Fund has distributed or, with respect to its taxable year most recently ended and its taxable year ending on the Closing Date, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Trust I, on behalf of the Acquired Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of Trustees of Trust I, on behalf of the Acquired Fund, and by the approval of the Acquired Fund’s Shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of Trust I, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The combined proxy statement and prospectus (“Proxy Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund and Trust I, will from the effective date of the Registration Statement through the date of the meeting of Shareholders of the Acquired Fund and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to Trust I in Schedule 4.2 to this Agreement, Trust II, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly established as a series of Trust II, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Charter, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Trust II is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Trust II has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2.

(b) Trust II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Charter or by-laws of Trust II, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust II, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Trust II, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Trust II’s knowledge, threatened against Trust II, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, Trust II, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at February 28, 2017, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied. Such statements (true and correct copies of which have been furnished to Trust I, on behalf of the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since February 28, 2017, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Trust II’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquiring Fund has distributed or, with respect to its taxable year most recently ended, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(k) All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Trust II, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by Trust II, on behalf of the Acquiring Fund.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Trustees of Trust II, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Trust II, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, Trust II and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the date of the meeting of Shareholders of the Acquired Fund and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

Trust II, on behalf of the Acquiring Fund, and Trust I, on behalf of the Acquired Fund, hereby further covenant as follows:

5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 Trust I will call a meeting of the Shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Trust II, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 Each of the Acquiring Fund and the Acquired Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 Trust I, on behalf of the Acquired Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as Trust II, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Trust I’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Trust II’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Fund shall not change its Charter, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Trust I, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the election of Trust I, to the performance by Trust II, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of Trust II, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 Trust II, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust II, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 Trust II, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as Trust I, on behalf of the Acquired Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Trust I, on behalf of the Acquired Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Trust II’s, on behalf of the Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4 Trust II, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant Treasurer of Trust II, in a form reasonably satisfactory to Trust I, on behalf of the Acquired Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Trust I shall reasonably request.

6.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of Trust II, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of Trust II, to the performance by Trust I, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of Trust I, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Trust I, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust I, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 Trust I, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of Trust I, on behalf of the Acquired Fund. Trust I shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as Trust II, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Trust I’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Trust II’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4 Trust I, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by the President or Vice President and the Treasurer or Assistant Treasurer of Trust I, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as Trust II, on behalf of the Acquiring Fund, shall reasonably request.

7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Trust I, on behalf of the Acquired Fund, or Trust II, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Charter and by-laws of Trust I, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither Trust I nor Trust II may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to Trust I’s or Trust II’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Trust I and Trust II to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP dated the Closing Date, substantially to the effect that for federal income tax purposes: (i) The transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code; (ii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) The Acquiring Fund’s tax basis in the assets of the Acquired Fund acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; (iv) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset); (v) No gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) of Acquiring Fund Shares by the Acquired Fund to the shareholders of the Acquired Fund in liquidation; (vi) The shareholders of the Acquired Fund will not recognize a gain or loss upon the exchange of their shares of the Acquired Fund for Acquiring Fund Shares; (vii) The aggregate tax basis of Acquiring Fund Shares that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate tax basis of their respective shares in the Acquired Fund exchanged therefor; (viii) The holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided that on the date of the exchange it held such Acquired Fund Shares as capital assets. Dechert LLP will express no view with respect to the effect of the transaction on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction. The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Acquired Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Dechert LLP’s opinion. Notwithstanding anything herein to the contrary, neither Trust I nor Trust II may waive the conditions set forth in this paragraph 8.5.

8.6 Trust I and Trust II shall have received the opinion of Dechert LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to Trust II, on behalf of the Acquiring Fund and Trust I, on behalf of the Acquired Fund) substantially to the effect that, based upon certain facts and certifications made by Trust II, on behalf of the Acquiring Fund, and Trust I, on behalf of the Acquired Fund, and their authorized officers, (a) each of Trust I and Trust II is duly organized and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund and the Acquiring Fund is each a separate series, respectively, thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of Trust I and Trust II, as applicable; (b) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquired Fund by Trust II, on behalf of the Acquiring Fund, of the Assumption Instrument, the Acquiring Fund will have duly assumed such liabilities; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by Trust I, on behalf of the Acquired Fund, of the Transfer Instruments against payment therefore, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Acquired Fund and, assuming the Registration Statement and Proxy Statement/Prospectus comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Acquired Fund, enforceable against the Acquiring Fund and Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (e) the Acquiring Fund Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the assets of the Acquired Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (f) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or by-laws of Trust I and Trust II, or result in a violation of the terms and provision of the agreements to which Trust I and Trust II or the Acquiring Fund or the Acquired Fund is a party or by which either Trust I and Trust II or the Acquiring Fund or the Acquired Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal, Delaware state court or governmental body is required for the consummation by Trust I and Trust II and the Acquiring Fund and the Acquired Fund of the transactions contemplated by the Agreement, except such as have been obtained; (g) to the knowledge of such counsel, based on discussions with officers of Trust I and Trust II but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to Trust I and Trust II, with respect to the Acquiring Fund or Acquired Fund or any of their respective properties or assets, that, if adversely determined, would materially and adversely affect their respective financial conditions or the conduct of their respective businesses; to the knowledge of such counsel, based on discussions with officers of Trust I and Trust II but without other independent investigation, neither Trust I and Trust II nor the Acquiring Fund or Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of Trust I and Trust II but without other independent investigation, there is no legal or governmental proceeding relating to Trust I and Trust II or the Acquiring Fund or the Acquired Fund pending on or before the date of mailing of the Proxy Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (h) each of Trust I and Trust II is registered with the Commission as an investment company under the 1940 Act; and (i) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

8.7 The Assets of the Acquired Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment policies disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.	INDEMNIFICATION

9.1 The Acquiring Fund, solely out of its assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless Trust I and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Trust II or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Fund, solely out of its assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless Trust II and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Trust I or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKERAGE FEES AND BROKERAGE EXPENSES

10.1 Trust I and Trust II represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 J.P. Morgan Investment Management Inc. and JPMorgan Distribution Services, Inc. will waive their fees and/or reimburse each Fund in an amount sufficient to offset the costs incurred by the Fund relating to the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, and expenses of holding a Shareholders’ meeting pursuant to paragraph 5.2. The costs of the Reorganization will not include brokerage fees and brokerage expenses related to the disposition and acquisition of portfolio assets. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Trust I and Trust II agree that neither party has made any representation, warranty nor covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Acquiring Fund or the Acquired Fund by resolution of either the Board of Trustees of Trust II or the Board of Trustees of Trust I at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Trust I and Trust II.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to either Trust I or Trust II, at 270 Park Avenue, New York, NY 10017, in each case to the attention of the Trust’s secretary and with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, attn: Jon S. Rand.

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; RULE 145

15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Acquiring Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) such legends as may be reasonably believed by counsel to the Acquiring Fund to be required by law, and, further, the Acquiring Fund will issue stop transfer instructions to its transfer agent with respect to the Acquiring Fund Shares. The Acquired Fund shall provide the Acquiring Fund on the Closing Date with the name of any Acquired Fund Shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

JPMorgan Trust I, on behalf of its series on Schedule A
By:
Name:
Title:
JPMorgan Trust II, on behalf of its series on Schedule A By: Name: Title: With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

J.P. Morgan Investment Management Inc.	JPMorgan Distribution Services, Inc.
By:	By:
Name:	Name:
Title:	Title:

Schedule A

JPMorgan Trust I Acquired Fund		JPMorgan Trust II Acquiring Fund
JPMorgan Tax Aware Income Opportunities Fund		JPMorgan Tax Free Bond Fund
Class A	g	Class A
Class C	g	Class C
Class I	g	Class I

APPENDIX C

INVESTING WITH J.P. MORGAN FUNDS

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

	Class A	Class C	Class I
Eligibility[1,2]	May be purchased by the general public	May be purchased by the general public[3]

Limited to certain investors, including:

•    Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•    Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers;

•    Purchases through a brokerage program of a Financial Intermediary that has entered into a written agreement with the Distributor to offer such shares (“Eligible Brokerage Program”); and

•    Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the JPMorgan Funds.[4]

Minimum Investment[1,5,6]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[7]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[7]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan for investments through an Eligible Brokerage Program.

$1,000 — Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the JPMorgan Funds[4] or

$50 for employees, if establishing a monthly $50 Systematic Investment Plan.[7]

	Class A	Class C	Class I
Minimum Subsequent Investments[1]	$50[8]	$50[8]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates, officers or trustees of the J.P. Morgan Funds and investments through an Eligible Brokerage Program.
Systematic Investment Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates, officers or trustees of the J.P. Morgan Funds and investments through an Eligible Brokerage Program.
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the JPMorgan Funds.
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 3.75% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	On purchases of $1 million or more: • 0.75% on redemptions made within 18 months after purchase. Waived under certain circumstances.	• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None
Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.

	Class A	Class C	Class I
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[2]

Effective April 3, 2017, new Group Retirement Plans (please see Glossary for definition) are not eligible to purchase Class A, Class C, or Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of the Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in such share classes of the Fund and purchase additional shares in existing participant accounts. In addition, new Group Retirement Plans may purchase Class A, Class C or Class I Shares of the Fund until December 31, 2017, if it is determined that the particular Group Retirement Plan is having operational difficulties in implementing the new eligibility restrictions and receives the approval of the Fund and its Distributor to make purchases. Select Financial Intermediaries, which have received written approval from the Fund on behalf of existing Group Retirement Plan participants that hold Class C Shares, may purchase Class A Shares.

[3]

Investors who hold shares in accounts where the Distributor is broker of record are no longer eligible to purchase Class C Shares. In addition, shareholders are ineligible to hold Class C Shares that are eligible for conversion to Class A Shares.

[4]

May also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds

•	JPMorgan Chase and its subsidiaries and affiliates

[5]

Investment minimums may be waived for certain types of Group Retirement Plans, as well as for certain fee-based programs. The JPMorgan Funds reserve the right to waive any initial or subsequent investment minimum.

[6]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

[7]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[8]	Minimum subsequent investment amount for Systematic Investment Plans established before 3/1/15 is $25.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Fund. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the J.P. Morgan Funds see below, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges. You may also contact your Financial Intermediary about any commissions charged by them on your purchase of Class I Shares.

Class A Shares

The public offering price of Class A Shares of the Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finder’s fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

For the JPMorgan Tax Free Bond Fund:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	3.75	3.90	3.25	0.00
$100,000 to $249,999	3.25	3.36	2.75	0.00
$250,000 to $499,999	2.25	2.30	2.00	0.00
$500,000 to $999,999	1.75	1.78	1.50	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	0.75	0-18 months — 0.75%
$4,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.

[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans

For the JPMorgan Tax Free Bond Fund:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	0.75	0.00
$4,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months — 1.00%

Class I Shares

There is no sales charge, commission or CDSC associated with Class I Shares.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase.

Effective July 3, 2017, the amount of the sales charge will be calculated based on the higher of (a) the market value of your qualified holdings as of the last calculated NAV prior to your investment or (b) if you purchased shares after July 3, 2017, the initial value of total share purchases, or if you already held shares on July 3, 2017, the market value of the shares on that date, provided that, in either case, the value will be reduced by the market value on the applicable redemption date of any shares you have redeemed. Depending on their operational capabilities, Financial Intermediaries may utilize one or both of the methods described above so your holdings could be valued differently depending on where you hold your shares.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the J.P. Morgan Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the J.P. Morgan Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Fund or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death.

Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Class I and Class L Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.

Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”)

waivers, which are discussed in Exhibit A. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive the waivers or discounts discussed below.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.

Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Class I Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Class I Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

4.	Bought by employees of:

•	DST Asset Manager Solutions, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. Employer sponsored plans include 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and KEOGHs plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.

Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.

That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

8.	Purchased in an account where the Distributor was the broker of record as of April 10, 2017.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please see “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.

If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.

Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.

That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which the Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.

Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

7.	Sold as a return of excess contributions from an IRA Account.

8.	Sold to pay JPMDS or a Financial Intermediary account-related fees (only if the transaction is initiated by JPMDS or the Financial Intermediary).

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at NAV during a defined time period.

1.

There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.

There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Fund or acquired in an exchange of Class I Shares of a J.P. Morgan Fund for Class A Shares of

the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.

There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Morgan Shares of the JPMorgan Prime Money Market Fund, provided that the Morgan Shares were acquired by an exchange from Class A Shares but only if the purchase is made within 90 days of the sale. Appropriate documentation may be required.

4.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Class I	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Effective April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable subtransfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services will be made by the Distributor as shareholder servicing agent, from the service fee. From time to time, JPMIM or its affiliates may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of the Fund).

Class	Service Fee
Class A	0.25%
Class C	0.25%
Class I	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

Class C Shares Conversion Feature

Class C Shares will be converted to Class A Shares in the following instances:

•

Beginning November 14, 2017, Class C Share positions will convert to Class A Shares after 10 years, calculated from the first day of the month of purchase and processed on the tenth business day of the anniversary month.

•

If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after April 10, 2017, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer.

Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. You will not pay any contingent deferred sales charge (CDSC) when you sell Class A Shares that have converted from Class C Shares.

PURCHASING FUND SHARES

You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Funds prior to such time as agreed upon by the Fund and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Fund, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.
Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

All checks must be made payable to one of the following:

•      J.P. Morgan Funds; or

•      The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of a Fund may be exchanged for:

•      Class A Shares of another J.P. Morgan Fund,

•      Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund), or

•      Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of a Fund may be exchanged for:

•      Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•      Class I or Class L Shares, if available, of the same fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class I Shares of a Fund may be exchanged for:

•      Class I Shares of another J.P. Morgan Fund, or

•      Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of a Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•      Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•      Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.

[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the J.P. Morgan Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation.

For accounts held directly with the Fund, the length of time that the Fund typically expects to pay redemption proceeds depends on whether payment is made by ACH, wire or check. The Fund typically expects to make payments of redemption proceeds by wire or ACH on the next business day following receipt of the redemption order by the Fund. For payment by check, the Fund typically expects to mail the check on the next business day following receipt of the redemption order by the Fund.

For accounts held through Financial Intermediaries, the length of time that the Fund typically expects to pay redemption proceeds depends on the method of payment and the agreement between the Financial Intermediary and the Fund. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or ACH or by mailing a check on the next business day following the Fund’s receipt of a redemption order from the Financial Intermediary. For payments that are made to your Financial Intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the Financial Intermediary within 1 to 3 business days following the Fund’s receipt of the redemption order from the Financial Intermediary.

Payment of redemption proceeds may take longer than the time a Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash. The J.P. Morgan Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Funds may also satisfy redemption requests by borrowing from another Fund, by drawing on a line of credit from a bank, or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. In addition to paying redemption proceeds in cash, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a redemption in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the Fund does not routinely use redemptions in-kind, the Fund reserves the right to use redemptions in-kind to manage the impact of large redemptions on the Fund. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. As a result, the Fund is often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.

Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products; and

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution;

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts;

•	Retirement plan contributions, loans, distributions, and hardship withdrawals;

•	IRA re-characterizations and conversions; and

•	IRA purchases of shares by asset transfer or direct rollover.

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Duration Core Plus Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution and service fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, on a monthly basis. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the section entitled “What are the Fund’s main investment strategies?” for the Fund, the Funds invest primarily in various types of municipal bonds, the interest on which is exempt from federal income tax. Distributions that are properly reported as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. You should consult your tax advisor concerning your own tax situation.

Shareholders who receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.

The Fund may invest a portion of its assets in securities that generate income subject to federal, state, and/or local taxes. For federal income tax purposes, distributions of net investment income that are not properly reported as exempt-interest dividends generally are taxable as ordinary income from dividends. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as either qualified dividend income or exempt-interest dividend income will be taxable as ordinary income. It is unlikely that dividends from any of the Funds will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, but excluding any exempt-interest dividends received from a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the price you paid for your Fund Shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investments in certain debt obligations, mortgage-backed and asset-backed securities, and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Investors should consult their advisers about state and local tax consequences of the investment in the Fund. The information below is only a general summary based on current statutes and regulations as well as current policies of each state, all of which may change possibly with retroactive effect.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Funds as an investment and the tax treatment of distributions.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Fund may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

After each fiscal half year you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than three calendar days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

The Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

Exhibit A — Financial Intermediary-Specific Sales Charge Waivers

WAIVERS APPLICABLE TO PURCHASE THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify Merrill Lynch at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. With regard to these waivers and discounts, Merrill Lynch is responsible for the implementation on the Merrill Lynch platform or accounts.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Exchanges as described in this prospectus.

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members as defined by Merrill Lynch.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same retail brokerage account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Merrill Lynch Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through Merrill Lynch Rights of Reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only). Merrill Lynch will pay the Distributor a prorated portion of the applicable CDSC the Distributor would have received when the exchange occurs. The Distributor will receive the amount of the CDSC minus the amount of Rule 12b-1 fees that it has already received during the holding period.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent (as described in this prospectus)

Breakpoints.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL

Shareholders purchasing Fund shares through LPL Financial’s Mutual Fund Only Platform will be eligible only for the following front-end sales charge waivers for Class A Shares, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Sales charges will be waived for Class A Shares bought by clients of LPL Financial who are accessing the J.P. Morgan Funds through LPL Financial’s mutual fund only platform.

For accounts where LPL Financial is listed as the broker dealer, the following waiver replaces the first bullet point under item five in “Waiver of the Class A Sales Charge” under the “Sales Charges and Financial Intermediary Compensation” section of each prospectus:

Class A Shares may be purchased without a sales charge by Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. Please note that no new Group Retirement Plans (as defined in the Glossary) will be permitted to invest in Class A Shares after April 3, 2017.

To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account at LPL and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

With regard to these waivers, LPL Financial is responsible for the implementation on its platform.

APPENDIX D RECORD DATE, OUTSTANDING SHARES AND INTERESTS OF CERTAIN PERSONS

Only shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponement of adjournment thereof. The chart below lists the number of shares of the Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

Shares Outstanding on Record Date
JPMorgan Tax Aware Income Opportunities Fund	24,200,311.990

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Fund or the Acquiring Fund. Shareholders indicated below holding greater than 25% or more of a Fund are “controlling persons” of that Fund under the 1940 Act.

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund (with JPMorgan Tax Free Bond Fund) After Reorganization*
JPMorgan Tax Aware Income Opportunities Fund
A SHARES
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	31.03%	6.99%	3.26%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15.14%	3.41%	1.59%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	13.52%	3.05%	1.42%

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	13.09%	2.95%	1.37%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	8.29%	1.87%	0.87%
C SHARES
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19.25%	0.62%	0.29%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund (with JPMorgan Tax Free Bond Fund) After Reorganization*
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	17.01%	0.55%	0.26%

	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	16.51%	0.54%	0.25%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	15.52%	0.50%	0.23%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.88%	0.35%	0.16%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.88%	0.22%	0.10%
I SHARES
	RELIANCE TRUST COMPANY FBO INTRUST NON-EB C/R PO BOX 28004 ATLANTA GA 30358-0004	20.70%	15.37%	7.16%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	16.03%	11.90%	5.55%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.80%	10.24%	4.77%

	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	9.58%	7.11%	3.31%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.10%	6.75%	3.15%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.26%	6.13%	2.86%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund (with JPMorgan Tax Free Bond Fund) After Reorganization*
	RELIANCE TRUST COMPANY FBO INTRUST NON-EB C/C PO BOX 28004 ATLANTA GA 30358-0004	5.44%	4.04%	1.88%

*	On a pro forma basis assuming the value of the shareholder’s interest in the Fund on the date of consummation is the same as on the Record Date.

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund (with JPMorgan Tax Aware Income Opportunities Fund) After Reorganization*
JPMorgan Tax Free Bond Fund
A SHARES
	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	45.62%	19.89%	10.62%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	9.65%	4.21%	2.25%

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.64%	2.46%	1.31%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.29%	2.31%	1.23%
C SHARES
	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	70.10%	5.79%	3.09%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.74%	0.47%	0.25%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.33%	0.44%	0.24%
I SHARES
	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	71.46%	34.41%	18.37%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund (with JPMorgan Tax Aware Income Opportunities Fund) After Reorganization*
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.39%	2.60%	1.39%

*	On a pro forma basis assuming the value of the shareholder’s interest in the Fund on the date of consummation is the same as on the Record Date.

As of the Record Date, the officers and Trustees of JPMorgan Trust I and JPMorgan Trust II beneficially owned as a group less than 1% of the outstanding securities of each class of each Fund.

The votes of the shareholders of the Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 270 Park Avenue New York, NY 10017 on March 28, 2018 If you vote by Telephone or Internet, please do not return your Proxy Card. Please detach at perforation before mailing. PROXY CARD JPMORGAN TAX AWARE INCOME OPPORTUNITIES FUND JPMORGAN TRUST I SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of JPMorgan Tax Aware Income Opportunities Fund (the “Acquired Fund”) hereby appoints Elisaida Poueriet, Matthew Plastina and Wendy Setnicka, or any of them, the attorneys and proxies for the undersigned, with full power of substitution to vote, as indicated herein, all of the shares of beneficial interest of the Acquired Fund in the name of the undersigned at the Special Meeting of Shareholders of the Acquired Fund to be held at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, NY 10017, on Wednesday, March 28, 2018, at 11:00 a.m., Eastern Time and at any adjournment or postponement thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Acquired Fund and of the accompanying Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, AN EXECUTED PROXY WILL AUTHORIZE THE PERSONS NAMED ON THE RESPECTIVE PROXY TO VOTE FOR THE PROPOSAL AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. JPM_29538_011618

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Shareholders Meeting to Be Held on March 28, 2018 The Notice of the Special Meeting, Proxy Statement/Prospectus and Proxy Card for this meeting are available at: https://www.proxy-direct.com/jpm-29538 IF YOU VOTE BY TELEPHONE OR INTERNET, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournments or postponements thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: Proposal The Board of Trustees recommends a vote “FOR” the proposal. FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization for the Acquired Fund, pursuant to which the Acquired Fund will transfer all of its assets attributable to each class of its shares to JPMorgan Tax Free Bond Fund (the Acquiring Fund) in exchange for the corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquired Fund to which each shareholder is entitled in complete liquidation of Your Fund. 2. To consider and act upon such other business as may properly come before the Meeting and any adjournments or postponements thereof. Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box 608999900109999999999 xxxxxxxxxxxxxx JPM 29538 M xxxxxxxx

PART B

JPMORGAN TRUST II

Statement of Additional Information

January 25, 2018

Acquired Fund	Acquiring Fund
Acquisition of the Assets and Liabilities of JPMorgan Tax Aware Income Opportunities Fund (a series of JPMorgan Trust I) 270 Park Avenue New York, New York 10017	By and in Exchange for Shares of JPMorgan Tax Free Bond Fund (a series of JPMorgan Trust II) 270 Park Avenue New York, New York 10017

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated January 25, 2018, relating specifically to the proposed transfer of all of the assets of JPMorgan Tax Aware Income Opportunities Fund to JPMorgan Tax Free Bond Fund and the assumption of all the liabilities of JPMorgan Tax Aware Income Opportunities Fund in exchange for shares of JPMorgan Tax Free Bond Fund having an aggregate net asset value equal to those of JPMorgan Tax Aware Income Opportunities Fund.

To obtain a copy of the Proxy Statement/Prospectus, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528 or call 866-963-6135. The transfers are to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Proxy Statement/Prospectus.

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Fund will be held to consider the proposed Reorganization at the offices of J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, New York 10017, on March 28, 2018 at 270 Park Avenue, New York, NY 10017, at 11:00 a.m., Eastern Time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of JPMorgan Tax Free Bond Fund consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.

The information concerning the JPMorgan Tax Aware Income Opportunities Fund in the Statement of Additional Information for the J.P. Morgan Tax Aware Funds dated July 1, 2017, as supplemented (Securities Act File No. 333-103022); and the information concerning the JPMorgan Tax Free Bond Fund in the Statement of Additional Information for the J.P. Morgan Municipal Funds dated July 1, 2017, as supplemented (Securities Act File No. 002-95973);

2.

The Financial Statements of the JPMorgan Tax Aware Income Opportunities Fund (Securities Act File No. 333-103022) and JPMorgan Tax Free Bond Funds’ (Securities Act File No. 002-95973) Annual Reports filed for the period ended February 28, 2017;

3.

The Financial Statements of the JPMorgan Tax Aware Income Opportunities Fund (Securities Act File No. 333-103022) and JPMorgan Tax Free Bond Funds’ (Securities Act File No. 002-95973) Semi-Annual Report filed for the period ended August 31, 2017.

PRO FORMA FINANCIAL STATEMENTS AND NOTES FOR JPMORGAN TAX AWARE INCOME

OPPORTUNITIES FUND AND JPMORGAN TAX FREE BOND FUND

JPMorgan Tax Aware Income Opportunities Fund/JPMorgan Tax Free Bond Fund

Combined Schedule of Portfolio Investments

As of August 31, 2017 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Asset-Backed Securities — 1.0%
493	425	—	—	ABFC TRUST, Series 2006-OPT2, Class A2, 1.37%, 10/25/2036 (z) (bb)*	493	425
590	212	—	—	ACE Securities Corp, Home Equity Loan Trust, Series 2006-FM1, Class A2B, 1.32%, 07/25/2036 (z) (bb)*	590	212
302	201	—	—	Carrington Mortgage Loan Trust, Series 2006-FRE2, Class A2, 1.35%, 10/25/2036 (z) (bb)*	302	201
132	126	—	—	Countrywide Asset-Backed Certificates, Series 2007-2, Class 2A3, 1.37%, 08/25/2037 (z) (bb)*	132	126
316	256	—	—	Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB8, Class A1, 1.37%, 10/25/2036 (z) (bb)*	316	256
				CWABS Asset-Backed Certificates Trust,
138	129	—	—	Series 2006-17, Class 2A2, 1.38%, 03/25/2047 (z) (bb)*	138	129
104	101	—	—	Series 2006-18, Class 2A2, 1.39%, 03/25/2037 (z) (bb)*	104	101
75	42	—	—	Fieldstone Mortgage Investment Trust, Series 2006-2, Class 2A3, 1.50%, 07/25/2036 (z) (bb)*	75	42
146	83	—	—	GSAA Home Equity trust, Series 2007-5, Class 1AV1, 1.33%, 03/25/2047 (z) (bb)*	146	83
				GSAMP Trust,
53	50	—	—	Series 2005-WMC1, Class M1, 1.97%, 09/25/2035 (z) (bb)*	53	50
336	246	—	—	Series 2006-FM1, Class A1, 1.39%, 04/25/2036 (z) (bb)*	336	246
116	58	—	—	Series 2006-FM2, Class A2C, 1.38%, 09/25/2036 (z) (bb)*	116	58
116	60	—	—	Series 2006-FM2, Class A2D, 1.47%, 09/25/2036 (z) (bb)*	116	60
394	383	—	—	Series 2006-HE3, Class A2C, 1.39%, 05/25/2046 (z)*	394	383
558	509	—	—	Series 2007-HE1, Class A2C, 1.38%, 03/25/2047 (z) (bb)*	558	509
				Home Equity Mortgage Loan Asset-Backed Trust,
305	278	—	—	Series 2006-C, Class 2A, 1.36%, 08/25/2036 (z) (bb)*	305	278
80	77	—	—	Series 2006-C, Class 3A3, 1.38%, 08/25/2036 (z) (bb)*	80	77
360	295	—	—	Series 2006-D, Class 1A, 1.37%, 11/25/2036 (z) (bb)	360	295
331	241	—	—	Series 2006-E, Class 2A3, 1.40%, 04/25/2037 (z) (bb)*	331	241
34	33	—	—	JP Morgan Mortgage Acquisition Trust, Series 2006-CW2, Class Av4, 1.38%, 08/25/2036 (z) (bb)*	34	33

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				MASTR Asset-Backed Securities Trust,
150	76	—	—	Series 2006-HE4, Class A2, 1.34%, 11/25/2036 (z) (bb)*	150	76
193	99	—	—	Series 2006-HE4, Class A3, 1.38%, 11/25/2036 (z) (bb)*	193	99
254	160	—	—	Series 2006-NC3, Class A1, 1.36%, 10/25/2036 (z) (bb)*	254	160
61	59	—	—	Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE7, Class A2B, 2.23%, 07/25/2037 (z) (bb)*	61	59
307	282	—	—	New Century Home Equity Loan Trust, Series 2006-2, Class A2B, 1.39%, 08/25/2036 (z) (bb)*	307	282
				NovaStar Mortgage Funding Trust,
195	112	—	—	Series 2006-4, Class A2C, 1.38%, 09/25/2036 (z) (bb)*	195	112
94	55	—	—	Series 2006-4, Class A2D, 1.48%, 09/25/2036 (z) (bb)*	94	55
466	320	—	—	Series 2007-1, Class A1A, 1.36%, 03/25/2037 (z) (bb)*	466	320
130	128	—	—	Ownit Mortgage Loan Trust, Series 2006-1, Class AV, 1.46%, 12/25/2035 (z) (bb)*	130	128
98	96	—	—	RASC Trust, Series 2007-KS3, Class AI3, 1.48%, 04/25/2037 (z) (bb)*	98	96
				Securitized Asset-Backed Receivables LLC Trust,
319	230	—	—	Series 2003-NC3, Class A1, 1.37%, 09/25/2036 (z) (bb)*	319	230
81	60	—	—	Series 2007-NC2, Class A2B, 1.37%, 01/25/2037 (z) (bb)*	81	60
37	35	—	—	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC5, Class A4, 1.40%, 12/25/2036 (z) (bb)*	37	35
100	103	—	—	Velocity Commercial Capital Loan Trust, Series 2017-1, Class M3, 5.35%, 05/25/2047 (e) (z) (bb)*	100	103
456	255	—	—	WaMu Asset-Backed Certificates Trust, Series 2007-HE2, Class 2A4, 1.59%, 04/25/2037 (z) (bb)	456	255

	5,875		—	Total Asset-Backed Securities (Cost $5,739, $0 and $5,739, respectively)		5,875

Shares		Shares			Shares
				Closed End Funds — 0.4%
62	690	—	—	BlackRock Corporate High Yield Fund, Inc.*	62	690
28	329	—	—	BlackRock Debt Strategies Fund, Inc.*	28	329
22	343	—	—	Blackstone/GSO Strategic Credit Fund*	22	343
12	183	—	—	Eaton Vance Floating-Rate Income Trust*	12	183
15	100	—	—	Eaton Vance Senior Income Trust*	15	100
17	194	—	—	Invesco Dynamic Credit Opportunities Fund*	17	194
18	149	—	—	Nuveen Credit Strategies Income Fund*	18	149
9	100	—	—	Nuveen Floating Rate Income Opportunity Fund*	9	100
15	228	—	—	Prudential Global Short Duration High Yield Fund, Inc.*	15	228

	2,316		—	Total Closed End Funds (Cost $2,105, $0 and $2,105, respectively)		2,316

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Collateralized Mortgage Obligations — 0.8%
119	109	—	—	Adjustable Rate Mortgage Trust, Series 2005-5, Class 5A1, 3.71%, 09/25/2035 (z)*	119	109
59	37	—	—	Alternative Loan Trust, Series 2006-J2, Class A1, 1.73%, 04/25/2036 (z)*	59	37
				Banc of America Funding Trust,
32	30	—	—	Series 2006-D, Class 5A2, 3.63%, 05/20/2036 (z)*	32	30
214	204	—	—	Series 2014-R7, Class 1A1, 1.38%, 05/26/2036 (e) (z)*	214	204
63	59	—	—	Series 2014-R7, Class 2A1, 1.37%, 09/26/2036 (e) (z)*	63	59
188	177	—	—	Series 2015-R4, Class 5A1, 1.38%, 10/25/2036 (e) (z)*	188	177
162	152	—	—	Bear Stearns ARM Trust, Series 2005-12, Class 22A1, 3.22%, 02/25/2036 (z)*	162	152
55	43	—	—	CHL Mortgage Pass-Through Trust, Series 2007-5, Class A6, 1.58%, 05/25/2037 (z)*	55	43
				Citigroup Mortgage Loan Trust,
105	103	—	—	Series 2014-10, Class 1A1, 1.37%, 11/25/2036 (e) (z)*	105	103
141	132	—	—	Series 2014-10, Class 3A1, 1.43%, 07/25/2036 (e) (z)*	141	132
181	168	—	—	Series 2014-10, Class 4A1, 1.40%, 02/25/2037 (e) (z)*	181	168
96	87	—	—	Series 2014-11, Class 4A1, 1.33%, 07/25/2036 (e) (z)*	96	87
407	380	—	—	Series 2014-12, Class 1A4, 1.36%, 08/25/2036 (e) (z)*	407	380
66	64	—	—	Series 2014-12, Class 2A4, 3.35%, 02/25/2037 (e) (z)*	66	64
188	188	—	—	Series 2014-C, Class A, 3.25%, 02/25/2054 (e) (z)*	188	188
				CSMC,
65	65	—	—	Series 2011-12R, Class 3A1, 3.21%, 07/27/2036 (e) (z)*	65	65
69	67	—	—	Series 2014-10R, Class 4A1, 1.40%, 12/27/2036 (e) (z)*	69	67
56	54	—	—	Series 2014-11R, Class 8A1, 2.98%, 04/27/2037 (e) (z)*	56	54
205	197	—	—	Series 2014-11R, Class 9A1, 1.37%, 10/27/2036 (e) (z)*	205	197
42	41	—	—	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-1, Class 1A1, 1.73%, 02/25/2035 (z)*	42	41
				FNMA, Connecticut Avenue Securities,
278	305	—	—	Series 2015-CO3, Class 1M2, 6.23%, 07/25/2025 (z) (bb)*	278	305
417	469	—	—	Series 2015-CO4, Class 1M2, 6.93%, 04/25/2028 (z)*	417	469
58	55	—	—	GSMSC Resecuritization Trust, Series 2014-1R, Class 1A, 1.40%, 04/26/2037 (e) (z)*	58	55
42	41	—	—	GSR Mortgage Loan Trust, Series 2006-2F, Class 2A1, 5.75%, 02/25/2036*	42	41
				HarborView Mortgage Loan Trust,
44	39	—	—	Series 2004-9, Class 2A, 3.26%, 12/19/2034 (z)*	44	39
144	121	—	—	Series 2006-9, Class 2A1A, 1.44%, 11/19/2036 (z)*	144	121

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund		JPMorgan Tax Aware Income Opportunities Fund		JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma		Combined Pro Forma
Principal Amount		Value		Principal Amount	Value		Principal Amount		Value
158		155		—	—	Impac CMB Trust, Series 2005-1, Class 2A1, 1.74%, 04/25/2035 (z)*	158		155
—	(h)	—	(h)	—	—	Lehman XS Trust, Series 2006-18N, Class A2A. 1.38%, 12/25/2036 (z)	—	(h)	—	(h)
						LSTAR Securities Investment Ltd., (Cayman Islands),
54		55		—	—	Series 2016-3, Class A, 3.23%, 09/01/2021 (e) (z)	54		55
63		64		—	—	Series 2016-5, Class A1, 0.03%, 11/01/2021 (e) (z)	63		64
114		114		—	—	Series 2016-7, Class A1, 3.23%, 12/01/2021 (e) (z)*	114		114
95		95		—	—	Series 2017-2, Class A1, 3.23%, 02/01/2022 (e) (z)*	95		95
75		75		—	—	Series 2017-3, Class A1, 3.23%, 04/01/2022 (e) (z)*	75		75
104		97		—	—	Nomura Resecuritization Trust, Series 2015-2R, Class 4A1, 1.58%, 12/26/2036 (e) (z)*	104		97
26		26		—	—	RBSSP Resecuritization Trust, Series 2010-10, Class 2A1, 1.36%, 09/26/2036 (e) (z)*	26		26
439		215		—	—	Residential Asset Securitization Trust, Series 2006-R1, Class A2, 1.63%, 01/25/2046 (z)*	439		215
8		8		—	—	Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1, 3.37%, 09/25/2037 (z)*	8		8
98		98		—	—	Verus Securitization Trust, Series 2017-2A, Class A2, SUB, 2.64%, 07/25/2047 (e)*	98		98
47		36		—	—	Washington Mutual Mortgage pass-Through Certificates WMALT Trust, Series 2005-7, Class 1A2, 1.68%, 09/25/2035 (z)*	47		36

		4,425			—	Total Collateralized Mortgage Obligations (Cost $4,354)			4,425

						Commercial Mortgage-Backed Securities — 0.3%
						BAMLL Commercial Mortgage Securities Trust,
260		253		—	—	Series 2014-FL1, Class D, 5.23%, 12/15/2031 (e) (z) (bb)*	260		253
420		397		—	—	Series 2014-FL1, Class E, 6.73%, 12/15/2031 (e) (z) (bb)*	420		397
						CG-CCRE Commercial Mortgage Trust,
100		100		—	—	Series 2014-FL2, Class COL1, 4.73%, 11/15/2031 (e) (z) (bb)*	100		100
185		184		—	—	Series 2014-FL2, Class COL2, 5.73%, 11/15/2031 (e) (z) (bb)*	185		184
						Commercial Mortgage Trust,
170		150		—	—	Series 2014-FL5, Class KH1, 4.88%, 08/15/2031 (e) (z) (bb)*	170		150
110		84		—	—	Series 2014-FL5, Class KH2, 5.73%, 08/15/2031 (e) (z) (bb)*	110		84
340		336		—	—	Series 2015-CR23, Class CMD, 3.81%, 05/10/2048 (e) (z) (bb)*	340		336
						Velocity Commercial Capital Loan Trust,
26		27		—	—	Series 2016-1, Class M5, 7.80%, 04/25/2046 (e) (z) (bb)*	26		27
100		102		—	—	Series 2016-2, Class M3, 5.50%, 10/25/2046 (z) (bb)*	100		102

		1,633			—	Total Commercial Mortgage-Backed Securities (Cost $1,598, $0 and $1,598, respectively)			1,633

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Convertible Bonds — 0.1%
				Energy — 0.1%
				Energy Equipment & Services — 0.0% (g)
16	12	—	—	Ensco Jersey Finance Ltd., 3.00%, 01/31/2024 (e)	16	12

				Oil, Gas & Consumable Fuels — 0.1%
286	239	—	—	Chesapeake Energy Corp., 5.50%, 09/15/2026 (e)	286	239
19	17	—	—	Oasis Petroleum, Inc., 2.63%, 09/15/2023	19	17

	268		—			256

				Total Energy		268

				Telecommunications Services — 0.0% (g)
				Diversified Telecommunications Services — 0.0% (g)
128	130	—	—	Clearwire Communications LLC, 8.25%, 12/01/2040 (e)*	128	130

				Total Convertible Bonds (Cost $469, $0 and $469, respectively)		398

				Corporate Bonds — 1.2%
				Consumer Discretionary — 0.2%
				Auto Components — 0.0% (g)
7	7	—	—	American Axle & Manufacturing, Inc., 6.63%, 10/15/2022*	7	7
4	4	—	—	Cooper-Standard Automotive, Inc., 5.63%, 11/15/2026 (e)*	4	4
350	17	—	—	DPH Holdings Corp., 7.13%, 05/01/2029 (d)	350	17
11	12	—	—	Goodyear Tire & Rubber Co., (The), 5.13%, 11/15/2023	11	12
7	7	—	—	Icahn Enterprises LP, 6.00%, 08/01/2020*	7	7

	47		—			47

				Diversified Consumer Services — 0.0% (g)
11	11	—	—	Sotheby’s, 5.25%, 10/01/2022 (e)*	11	11

				Hotels, Restaurants & Leisure — 0.0% (g)
4	4	—	—	Interval Acquisition Corp., 5.63%, 04/15/2023*	4	4
15	17	—	—	MGM Resorts International, 6.00%, 03/15/2023*	15	17
15	15	—	—	Sabre GLBL, Inc., 5.25%, 11/15/2023 (e)*	15	15
4	5	—	—	Scientific Games International, Inc., 10.00%, 12/01/2022*	4	5

	41		—			41

				Household Durables — 0.0% (g)
7	8	—	—	American Greetings Corp., 7.88%, 02/15/2025 (e)*	7	8
8	8	—	—	Tempur Sealy International, Inc., 5.63%, 10/15/2023*	8	8

	16		—			16

				Media — 0.2%
30	22	—	—	Acosta, Inc., 7.75%, 10/01/2022 (e)*	30	22
3	3	—	—	CBS Radio, Inc., 7.25%, 11/01/2024 (e)*	3	3
11	11	—	—	Cinemark USA, Inc., 5.13%, 12/15/2022*	11	11
				Clear Channel Worldwide Holdings, Inc.,
72	74	—	—	Series A, 6.50%, 11/15/2022*	72	74
15	15	—	—	Series B, 6.50%, 11/15/2022*	15	15
64	64	—	—	Series B, 7.63%, 03/15/2020*	64	64
503	619	—	—	CSC Holdings LLC, 10.88%, 10/15/2025 (e)*	503	619
7	7	—	—	DISH DBS Corp., 4.25%, 04/01/2018	7	7
4	3	—	—	iHeartCommunications, Inc., 9.00%, 12/15/2019*	4	3
52	54	—	—	LIN Television Corp., 5.88%, 11/15/2022*	52	54
3	3	—	—	Midcontinent Communications, 6.88%, 08/15/2023 (e)*	3	3

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
7	8	—	—	Sirius XM Radio, Inc., 6.00%, 07/15/2024 (e)*	7	8
150	155	—	—	Ziggo Secured Finance BV, (Netherlands), 5.50%, 01/15/2027 (e)*	150	155

	1,038		—			1,038

				Multliline Retail — 0.0% (g)
4	2	—	—	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/2021 (e)	4	2

				Specialty Retail — 0.0%
15	16	—	—	Party City Holdings, Inc., 6.13%, 08/15/2023 (e)*	15	16
				PetSmart, Inc.,
94	84	—	—	5.88%, 06/01/2025 (e)	94	84
15	12	—	—	7.13%, 03/15/2023 (e)*	15	12

	112		—			112

	1,267		—	Total Consumer Discretionary		1,267

				Consumer Staples — 0.1%
				Food Products — 0.1%
21	22	—	—	B&G Foods, Inc., 5.25%, 04/01/2025*	21	22
7	7	—	—	Dean Foods Co., 6.50%, 03/15/2023 (e)*	7	7
				Post Holdings, Inc.,
61	61	—	—	5.00%, 08/15/2026 (e)*	61	61
7	7	—	—	6.00%, 12/15/2022 (e)*	7	7
254	270	—	—	Simmons Foods, Inc., 7.88%, 10/01/2021 (e)	254	270
7	7	—	—	Treehouse Foods, Inc., 4.88%, 03/15/2022*	7	7

	374		—			374

				Household Products — 0.0% (g)
7	7	—	—	Central Garden & Pet Co., 6.13%, 11/15/2023*	7	7
				HRG Group, Inc.,
46	48	—	—	7.75%, 01/15/2022*	46	48
232	237	—	—	7.88%, 07/15/2019*	232	237

	292		—			292

				Personal Products — 0.0% (g)
25	26	—	—	Avon International Operations, Inc., (United Kingdom), 7.88%, 08/15/2022 (e)*	25	26

	692		—	Total Consumer Staples		692

				Energy — 0.1%
				Oil, Gas & Consumable Fuels — 0.1%
9	10	—	—	Andeavor Logistics LP, 5.25%, 01/15/2025*	9	10
23	23	—	—	Antero Resources Corp., 5.13%, 12/01/2022*	23	23
7	4	—	—	California Resources Corp., 8.00%, 12/15/2022 (e)	7	4
15	15	—	—	Carrizo Oil & Gas, Inc., 7.50%, 09/15/2020*	15	15
35	36	—	—	Chesapeake Energy Corp., 8.00%, 12/15/2022 (e)*	35	36
48	48	—	—	Energen Corp., 4.63%, 09/01/2021	48	48
93	61	—	—	EP Energy LLC, 8.00%, 02/15/2025 (e)	93	61
23	22	—	—	Hilcorp Energy I LP, 5.00%, 12/01/2024 (e)*	23	22
10	7	—	—	Jones Energy Holdings LLC, 6.75%, 04/01/2022	10	7
40	41	—	—	Kinder Morgan Finance Co., LLC, 6.00%, 01/15/2018 (e)	40	41
				Kinder Morgan, Inc.,
40	40	—	—	2.00%, 12/01/2017	40	40
27	28	—	—	3.05%, 12/01/2019*	27	28
15	12	—	—	MEG Energy Corp., (Canada), 7.00%, 03/31/2024 (e)*	15	12
19	13	—	—	Northern Oil and Gas, Inc., 8.00%, 06/01/2020*	19	13

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund		JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value		Principal Amount	Value		Principal Amount	Value
10	10		—	—	Parsley Energy LLC, 5.38%, 01/15/2025 (e)*	10	10
95	97		—	—	PBF Logistics LP, 6.88%, 05/15/2023*	95	97
					Sabine Pass Liquefaction LLC,
7	7		—	—	4.20%, 03/15/2028*	7	7
124	131		—	—	5.00%, 03/15/2027*	124	131
15	11		—	—	Sanchez Energy Corp., 6.13%, 01/15/2023*	15	11
3	3		—	—	SemGroup Corp., 5.63%, 11/15/2023	3	3
60	70		—	—	Williams Cos., Inc., (The), 7.88%, 09/01/2021*	60	70
11	12		—	—	WPX Energy, Inc., 7.50%, 08/01/2020*	11	12

	701			—	Total Energy		701

					Financials — 0.1%
					Capital Markets — 0.0% (g)
85	89		—	—	LPL Holdings, Inc., 5.75%, 09/15/2025 (e)*	85	89

					Consumer Finance — 0.1%
					Ally Financial, Inc.,
150	150		—	—	3.25%, 09/29/2017	150	150
77	78		—	—	3.25%, 11/05/2018*	77	78
130	133		—	—	4.75%, 09/10/2018*	130	133
253	255		—	—	6.25%, 12/01/2017	253	255
100	100		—	—	Springleaf Finance Corp., 6.50%, 09/15/2017	100	100

	716			—			716

					Diversified Financial Services — 0.0% (g)
42	43		—	—	Tempo Acquisition LLC, 6.75%, 06/01/2025 (e)*	42	43

	848			—	Total Financials		848

					Health Care — 0.1%
					Health Care Providers & Services — 0.1%
					Acadia Healthcare Co., Inc.,
9	9		—	—	5.13%, 07/01/2022*	9	9
46	48		—	—	5.63%, 02/15/2023*	46	48
					Community Health Systems, Inc.,
35	35		—	—	5.13%, 08/01/2021*	35	35
78	79		—	—	6.25%, 03/31/2023	78	79
15	16		—	—	HCA, Inc., 5.25%, 04/15/2025*	15	16
8	8		—	—	HealthSouth Corp., 5.75%, 09/15/2025*	8	8
37	38		—	—	LifePoint Health, Inc., 5.50%, 12/01/2021*	37	38
184	192		—	—	Molina Healthcare, Inc., 5.38%, 11/15/2022*	184	192
30	32		—	—	Tenet Healthcare Corp., 8.13%, 04/01/2022*	30	32

	457			—			457

					Pharmaceuticals — 0.0% (g)
4	—	(h)	—	—	Concordia International Corp., (Canada), 7.00%, 04/15/2023 (e)	4	—	(h)
					Valeant Pharmaceuticals International, Inc.,
91	83		—	—	5.63%, 12/01/2021 (e)*	91	83
7	6		—	—	6.13%, 04/15/2025 (e)*	7	6
7	7		—	—	6.75%, 08/15/2021 (e)*	7	7
141	150		—	—	7.00%, 03/15/2024 (e)*	141	150

	246			—			246

	703			—	Total Health Care		703

					Industrials — 0.1%
					Aerospace & Defense — 0.0% (g)
7	8		—	—	Huntington Ingalls Industries, Inc., 5.00%, 11/15/2025 (e)*	7	8

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
7	7	—	—	TransDigm, Inc., 6.00%, 07/15/2022*	7	7

	15		—			15

				Airlines — 0.1%
188	193	—	—	Allegiant Travel Co., 5.50%, 07/15/2019*	188	193
72	75	—	—	American Airlines Group, Inc., 5.50%, 10/01/2019 (e)*	72	75

	268		—			268

				Commercial Services & Supplies — 0.0% (g)
4	4	—	—	APX Group, Inc., 6.38%, 12/01/2019	4	4
2	2	—	—	Corporate Risk Holdings LLC, 9.50%, 07/01/2019 (e)*	2	2
61	63	—	—	GFL Environmental, Inc., (Canada), 5.63%, 05/01/2022 (e)*	61	63
				Neilsen Financial LLC,
78	79	—	—	4.50%, 10/01/2020	78	79
8	9	—	—	5.00%, 04/15/2022 (e)	8	9

	157		—			157

				Machinery — 0.0% (g)
5	5	—	—	Novelis Corp., 5.88%, 09/30/2026 (e)*	5	5
6	7	—	—	Terex Corp., 5.63%, 02/01/2025 (e)*	6	7

	12		—			12

				Road & Rail — 0.0% (g)
15	14	—	—	Hertz Corp., (The), 6.25%, 10/15/2022*	15	14
3	3	—	—	Park Aerospace Holdings Ltd., (Ireland), 5.25%, 08/15/2022 (e)*	3	3

	17		—			17

				Trading Companies & Distributors — 0.0% (g)
15	16	—	—	HD Supply, Inc., 5.25%, 12/15/2021 (e)	15	16
15	17	—	—	International Lease Finance Corp., 5.88%, 08/15/2022*	15	17
7	7	—	—	United Rentals North America, Inc., 5.75%, 11/15/2024*	7	7

	40		—			40

	509		—	Total Industrials		509

				Information Technology — 0.1%
				Internet Software & Services — 0.0% (g)
59	63	—	—	GTT Communications, Inc., 7.88%, 12/31/2024 (e)*	59	63
9	10	—	—	Rackspace Hosting, Inc., 8.63%, 11/15/2024 (e)*	9	10

	73		—			73

				IT Services — 0.0% (g)
7	7	—	—	Alliance Data Systems Corp., 5.38%, 08/01/2022 (e)*	7	7
15	16	—	—	WEX, Inc., 4.75%, 02/01/2023 (e)*	15	16

	23		—			23

				Semiconductors & Semiconductor Equipment — 0.0% (g)
52	53	—	—	Broadcom Corp., 3.88%, 01/15/2027 (e)	52	53

				Software — 0.0% (g)
71	73	—	—	Change Healthcare Holdings LLC, 5.75%, 03/01/2025 (e)*	71	73

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Technology Hardware, Storage & Peripherals — 0.1%
177	194	—	—	Western Digital Corp., 7.38%, 04/01/2023 (e)*	177	194

	416		—	Total Information Technology		416

				Materials — 0.1%
				Chemicals — 0.0% (g)
5	5	—	—	Chemours Co. (The), 6.63%, 05/15/2023*	5	5

				Containers & Packaging — 0.1%
7	8	—	—	Ball Corp., 5.25%, 07/01/2025*	7	8
45	47	—	—	Flex Acquisition Co., Inc., 6.88%, 01/15/2025 (e)*	45	47
99	112	—	—	Pactiv LLC, 8.38%, 04/15/2027	99	112
131	133	—	—	Reynolds Group Issuer, Inc., (New Zealand), 5.75%, 10/15/2020*	131	133

	300		—			300

				Metals & Mining — 0.0% (g)
7	7	—	—	AK Steel Corp., 6.38%, 10/15/2025*	7	7
8	9	—	—	FMG Resources August 2006 Pty. Ltd., (Australia), 9.75%, 03/01/2022 (e)*	8	9
8	9	—	—	Hudbay Minerals, Inc., (Canada), 7.25%, 01/15/2023 (e)*	8	9

	25		—			25

	330		—	Total Materials		330

				Telecommunication Services — 0.3%
				Diversified Telecommunication Services — 0.1%
7	7	—	—	CCO Holdings LLC, 5.13%, 05/01/2023 (e)*	7	7
15	16	—	—	CenturyLink, Inc., Series V, 5.63%, 04/01/2020*	15	16
7	6	—	—	Frontier Communications Corp., 11.00%, 09/15/2025*	7	6
233	239	—	—	GCI, Inc., 6.75%, 06/01/2021*	233	239
				Intelsat Jackson Holdings SA, (Luxembourg),
124	103	—	—	5.50%, 08/01/2023*	124	103
5	5	—	—	BAN, TRAN, 7.25%, 10/15/2020*	5	5
21	20	—	—	7.50%, 04/01/2021*	21	20
				Level 3 Financing, Inc.,
90	92	—	—	5.38%, 01/15/2024*	90	92
15	15	—	—	6.13%, 01/15/2021*	15	15
34	36	—	—	Qualitytech LP, 5.88%, 08/01/2022*	34	36
8	6	—	—	Windstream Services LLC, 7.50%, 06/01/2022*	8	6

	545		—			545

				Wireless Telecommunication Services — 0.2%
4	4	—	—	Hughes Satellite Systems Corp, 5.25%, 08/01/2026	4	4
				Sprint Communications, Inc.,
359	388	—	—	9.00%, 11/15/2018 (e)*	359	388
182	230	—	—	11.50%, 11/15/2021*	182	230
175	193	—	—	Sprint Corp., 7.25%, 09/15/2021*	175	193
23	26	—	—	T-Mobile USA, Inc., 6.50%, 01/15/2026*	23	26

	841		—			841

	1,386		—	Total Telecommunication Services		1,386

				Utilities — 0.0% (g)
				Water Utilities — 0.0% (g)
77	78	—	—	CD&R Waterworks Merger Sub LLC, 6.13%, 08/15/2025 (e)*	77	78

						6,930

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Municipal Bonds — 93.1% (t)
				Alabama — 0.7%
				Hospital — 0.1%
510	498	—	—	Uab Medicine Finance Authority, Series B-2, Rev., 3.50%, 09/01/2035	510	498

				Industrial Development Revenue/pollution Control Revenue — 0.2%
—	—	1,000	1,019	Alabama Capital Region Solid Waste Disposal Authority, Tax-Exempt Solid Waste Disposal, IREP-Montgomery MRF, LLC Project, Series A, Rev., AMT, 4.50%, 06/15/2034	1,000	1,019

				Other Revenue — 0.2%
—	—	1,000	1,180	Montgomery County Public Building Authority, Warrants, Facilities Project, Rev., 5.00%, 03/01/2029	1,000	1,180

				Prerefunded — 0.0% (g)
65	66	—	—	City of Gulf Shores, Series A, GO, AGC, 4.50%, 12/15/2017 (p)	65	66

				Transportation — 0.2%
—	—	1,350	1,458	Alabama Federal Aid Highway Finance Authority, Series A, Rev., 4.00%, 06/01/2037	1,350	1,458

	564		3,657	Total Alabama		4,221

				Alaska — 2.3%
				General Obligation — 0.1%
250	260	—	—	Borough of North Slope, Series A, GO, 5.50%, 06/30/2018	250	260
100	106	—	—	Matanuska-Susitna Borough School Board, Series A, GO, NATL-RE, 5.00%, 04/01/2019	100	106

	366		—			366

				Housing — 0.4%
				Alaska Housing Finance Corp., General Mortgage,
975	1,041	—	—	Series A, Rev., 3.50%, 06/01/2046	975	1,041
105	107	—	—	Series A, Rev., 4.00%, 06/01/2040	105	107
1,250	1,250	—	—	Alaska Housing Finance Corp., Home Mortgage, Series B, Rev., VRDO, BAN, 0.76%, 09/07/2017 (z)	1,250	1,250
25	25	—	—	Alaska Housing Finance Corp., State Capital Project, Series A, Rev., NATL,-RE, 4.00%, 12/01/2017	25	25

	2,423		—			2,423

				Prerefunded — 1.0%
—	—	2,500	2,623	Alaska Municipal Bond Bank Authority, Rev., 5.75%, 09/01/2018 (p)	2,500	2,623
—	—	1,745	1,920	Matanuska-Susitna Borough, Goose Creek Correctional Center Project, Rev., AGC, 6.00%, 09/01/2019 (p)	1,745	1,920
—	—	1,005	1,105	Matanuska-Susitna Borough, Goose Creek Correctional Center Project, Unrefunded Balance, Rev., AGC, 6.00%, 09/01/2019 (p)	1,005	1,105

	—		5,648			5,648

				Transportation — 0.0% (g)
200	200	—	—	City of Vaidez, Exxon Pipeline Company Project, Series C, Rev., VRDO, 0.81%, 09/01/2017 (z)	200	200

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Utility — 0.8%
—	—	3,915	4,262	Alaska Energy Authority, Power, Bradley lake Hydroelectric Project, Fourth Series, Rev., AGM, 6.00%, 07/01/2019	3,915	4,262

	—		4,262	Total Alaska		12,899

				Arkansas — 0.0% (g)
				Education — 0.0% (g)
—	—	185	218	Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus, Series A, Rev., 5.00%, 11/01/2037	185	218

				Arizona — 0.1%
				Transportation — 0.1%
490	514	—	—	Phoenix-Mesa Gateway Airport Authority, Mesa Project, Rev., 4.00%, 07/01/2019	490	514

				Utility — 0.0% (g)
110	116	—	—	Salt River Project Agricultural Improvement & Power District, Electric System, Series A, Rev., 5.00%, 01/01/2027	110	116

				Water & Sewer — 0.0% (g)
50	50	—	—	Arizona Water Infrastructure Finance Authority, Water Quality, Series A, Rev., 5.00%, 10/01/2017	50	50

	680		—	Total Arizona		680

				California — 14.2%
				Certificate of Participation/Lease — 0.3%
100	96	—	—	City of Palm Springs, Subseries B, COP, Zero Coupon, 04/15/2021 (p)	100	96
125	133	—	—	Irvine Ranch Water District, COP, 5.00%, 03/01/2019	125	133
—	—	1,500	1,674	Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project, COP, AGM, 5.00%, 06/01/2033	1,500	1,674

	229		1,674			1,903

				Education — 0.6%
—	—	500	528	California Educational Facilities Authority, Claremont McKenna College, Series A, Rev., 4.00%, 01/01/2039	500	528
		1,640	1,661	California State University, Systemwide, Series A, Rev., 3.13%, 11/01/2036	1,640	1,661
1,000	1,056	—	—	University of California, Series K, Rev., 4.00%, 05/15/2046	1,000	1,056

	1,056		2,189			3,245

				General Obligation — 5.4%
—	—	160	195	Alta Loma School District, Series A, GO, 5.00%, 08/01/2032	160	195
620	642			Campbell Union High School District, GO, 3.00%, 08/01/2030	620	642
—	—	30	31	County of Santa Clara, Campbell Union High School District, GO, 3.00%, 08/01/2031	30	31
—	—	1,180	1,400	Los Angeles Community College District, GO, 5.00%, 08/01/2038	1,180	1,400
				Los Angeles Unified School District,
—	—	1,000	1,223	Series B, GO, 5.00%, 07/01/2030	1,000	1,223
—	—	5,000	5,368	Series D, GO, 5.00%, 01/01/2034	5,000	5,368
1,000	940	1,000	940	Mount San Antonio Community College District, GO, BAN, Zero Coupon, 04/01/2022	2,000	1,880

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
		7,150	5,892	Mount San Antonio Community College District, Election of 2008, Series A, GO, Zero Coupon, 08/01/2043	7,150	5,892
		1,025	1,137	Pittsburg Unified School District, GO, 4.00%, 08/01/2032	1,025	1,137
1,130	1,245			GO, 4.00%, 08/01/2033	1,130	1,245
—	—	1,640	1,775	GO, 4.00%, 08/01/2036	1,640	1,775
—	—	50	56	Pomona Unified School District, Series A, GO, NATL-RE, 6.10%, 02/01/2020	50	56
—	—	2,450	1,005	Santa Maria Joint Union High School District, Santa Barbara & San Luis Obispo, GO, Zero Coupon, 08/01/2037	2,450	1,005
—	—	100	112	Santa Monica-Malibu Unified School District, GO, 4.00%, 08/01/2021	100	112
				State of California, Series A, Subseries A-2-1, GO, VRDO, LOC:
600	600			Sumitomo Mitsui Banking Corp., 0.80%, 09/07/2017 (z)	600	600
2,500	2,501			Series D, GO, (1 Month LIBOR + 0.70%, 10.00% Cap), 1.56%, 10/02/2017 (aa)	2,500	2,501
—	—	5,000	5,456	State of California, Various Purpose, GO, 6.50%, 04/01/2033	5,000	5,456

	5,928		24,590			30,518

				Hospital — 1.5%
—	—	1,750	2,124	California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Rev., 5.00%, 11/15/2028	1,750	2,124
450	453	—	—	California Health Facilities Financing Authority, Children Hospital, Series A, Rev., 4.00%, 11/15/2017	450	453
—	—	375	392	California Health Facilities Financing Authority, Providence St. Joseph Health, Series A, Rev., 4.00%, 10/01/2047	375	392
—	—	750	867	California Health Facilities Financing Authority, Sutter Health, Series A, Rev., 5.00%, 11/15/2041	750	867
				California Public Finance Authority, Henry Mayo Newhall Hospital,
—	—	500	556	Rev., 5.00%, 10/15/2037	500	556
—	—	1,000	1,095	Rev., 5.00%, 10/15/2047	1,000	1,095
2,500	2,902	—	—	California Health Facilities Financing Authority, Sutter Health, Series B, Rev., 5.00%, 11/15/2046	2,500	2,902
375	385	—	—	Palomar Health, Rev., 4.00%, 11/01/2018	375	385

	3,740		5,034			8,774

				Industrial Development Revenue/Pollution Control Revenue — 0.4%
2,000	2,000	—	—	California Municipal Finance Authority, Republic Services, Inc. Project, Rev., VRDO, 1.05%, 10/02/2017 (z)	2,000	2,000

				Other Revenue — 0.8%
2,000	2,001	—	—	California Infrastructure & Economic Development Bank, The J. Paul Getty Trust, Series B-1, Rev., (SIFMA Municipal Swap Index Yield + 0.28%, 9.00% Cap), 1.07%, 09/07/2017 (aa)	2,000	2,001
1,000	1,000	—	—	California Statewide Communities Development Authority, Kaiser Permanente, Series C-3, Rev., VRDO, 0.77%, 09/07/2017 (z)	1,000	1,000

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
		1,035	1,138	San Francisco Bay Area Rapid Transit District, Sales Tax, Series A, Rev., 4.00%, 07/01/2033	1,035	1,138
540	576	—	—	State of California, Department of Veterans Affairs, Series B, Rev., 3.50%, 12/01/2045	540	576

	3,577		1,138			4,715

				Prerefunded — 1.8%
150	161	—	—	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series F-1, Rev., 5.25%, 04/01/2019 (p)	150	161
—	—	40	43	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.50%, 10/01/2018 (p)	40	43
—	—	1,960	2,081	California Health Facilities Financing Authority, Unrefunded Balance, Providence Health & Services, Series C, Rev., 6.50%, 10/01/2018 (p)	1,960	2,081
25	25	—	—	City of Bakersfield, Wastewater, Series A, Rev., AGM, 5.00%, 09/15/2017 (p)	25	25
—	—	7,500	8,064	San Diego Public Facilities Financing Authority, Senior Sewer, Series A, Rev., 5.25%, 05/15/2019 (p)	7,500	8,064

	186		10,188			10,374

				Transportation — 0.8%
—	—	930	1,022	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Rev., 4.00%, 04/01/2032	930	1,022
—	—	1,250	1,408	City of Los Angeles, Department of Airports, Series A, Rev., AMT, 5.00%, 05/15/2038	1,250	1,408
—		1,000	1,225	Los Angeles County Metropolitan Transportation Authority, Union Station Gateway Project, Rev., 5.00%, 07/01/2027	1,000	1,225
40	40	—	—	Los Angeles County, Metropolitan Transportation Authority, Union Station Gateway Project, Series A, Rev., NATL-RE, 5.00%, 10/01/2017	40	40
—	—	805	835	Los Angeles Harbor Department, Rev., 7.60%, 10/01/2018 (p)	805	835

	40		4,490			4,530

				Utility — 2.3%
				City of Los Angeles, Department of Water & Power, Power System,
—	—	1,700	2,044	Series A, Rev., 5.00%, 07/01/2035	1,700	2,044
—	—	375	443	Series B, Rev., 5.00%, 07/01/2036	375	443
—	—	610	721	Series D, Rev., 5.00%, 07/01/2033	610	721
—	—	2,500	2,590	Subseries A-1, Rev., 5.25%, 07/01/2038	2,500	2,590
—	—	2,450	2,902	East Bay Municipal Utility District, Wastewater System, Series A, Rev., 5.00%, 06/01/2036	2,450	2,902
		2,000	2,242	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.25%, 11/15/2021	2,000	2,242
200	200	—	—	Los Angeles Department of Water & Power, Power System, Series B, Subseries B-2, Rev., VRDO, 0.73%, 09/07/2017 (z)	200	200
625	749	570	683	Northern California Transmission Agency, Transmission Project, Series A, Rev., 5.00%, 5/1/2031	1,195	1,432
175		—		Southern California Public Power Authority, Magnolia Power Project, Series A-2, Rev.,	175	—

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
	175		—	VRDO, LOC: Wells Fargo Bank NA, 0.74%, 09/07/2017 (z)		175

	1,124		11,625			12,749

				Water & Sewer — 0.3%
				East Bay Municipal Utility District Water System,
—	—	515	618	Green Bonds, Series B, Rev., 5.00%, 6/1/2033	515	618
				Orange County Water District,
—	—	240	300	Series A, Rev., 5.00%, 08/15/2029	240	300
—	—	650	791	Series A, Rev., 5.00%, 08/15/2034	650	791

	—		1,709			1,709

	17,880		62,637	Total California		80,517

				Colorado — 2.7%
				Certificate of Participation/Lease — 1.1%
—	—	3,720	3,912	Adams County, Colorado Refunding & Improvement, COP, 4.00%, 12/01/2040	3,720	3,912
295	328	—	—	County of Pueblo, Judicial Complex Project, COP, AGM, 5.00%, 09/15/2020	295	328
—	—	2,000	2,236	State of Colorado, Building Excellent Schools Today, Series G, COP, 5.00%, 03/15/2032	2,000	2,236

	328		6,148			6,476

				Education — 0.0% (g)
—	—	150	174	Board of Governors of the University of Colorado, Enterprise System, Series E-1, Rev., 5.00%, 3/1/2035	150	174

				Hospital — 0.7%
520	521	—	—	Colorado Health Facilities Authority, Boulder Community Hospital Project, Rev., 4.00%, 10/1/2017	520	521
—	—	1,095	1,139	Colorado Health Facilities Authority, Vail Valley Medical Centre Project, Rev., 4.00%, 1/15/2045	1,095	1,139
—	—	1,000	1,082	Denver Health & Hospital Authority, Series A, Rev., 5.25%, 12/01/2045	1,000	1,082
1,000	1,057	—	—	University of Colorado Hospital Authority, Series C-1, Rev., 4.00%, 03/01/2020 (z)	1,000	1,057

	1,578		2,221			3,799

				Prerefunded — 0.7%
				Colorado Water Resources & Power Development Authority, Water & Wastewater Utility Enterprise Project,
—	—	1,000	1,053	Series A, Rev., AGC, 5.13%, 12/01/2018 (p)	1,000	1,053
—	—	1,000	1,055	Series A, Rev., AGC, 5.25%, 12/01/2018 (p)	1,000	1,055
—	—	1,500	1,616	University of Colorado, University Enterprise, Series A, Rev., 5.38%, 06/01/2019 (p)	1,500	1,616

	—		3,724			3,724

				Water & Sewer — 0.2%
1,000	1,230	—	—	City of Aurora, Rev., 5.00%, 08/01/2029	1,000	1,230

	3,136		12,267	Total Colorado		15,403

				Connecticut — 1.0%
				Education — 0.3%
				Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program,
945	971	—	—	Series A, Rev., 4.00%, 11/15/2018	945	971
175	180	—	—	Series A, Rev., AMT, 4.00%, 11/15/2018	175	180
175	188	—	—	Series A, Rev., AMT, 5.00%, 11/15/2019	175	188

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
300	329	—	—	Series A, Rev., AMT, 5.00%, 11/15/2020	300	329

	1,668		—			1,668

				General Obligation — 0.0% (g)
80	85	—	—	Town of Cheshire, GO, 4.00%, 08/01/2019	80	85

				Housing — 0.7%
				Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
1,295	1,424	—	—	Series D, Subseries D-1, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/15/2047	1,295	1,424
170	185	—	—	Subseries A-1, Rev., 4.00%, 11/15/2045	170	185
495	541	—	—	Subseries A-1, Rev., 4.00%, 11/15/2047	495	541
655	692	—	—	Subseries B-2, Rev., 4.00%, 11/15/2032	655	692
950	1,007	—	—	Subseries E-1, Rev., 3.50%, 11/15/2046	950	1,007

	3,849		—			3,849

	5,602		—	Total Connecticut		5,602

				Delaware — 0.4%
				Education — 0.2%
				The Delaware Economic Development Authority, Newark Charter School, Inc. Project,
—	—	500	562	Series A, Rev., 5.00%, 09/01/2036	500	562
—	—	500	554	Series A, Rev., 5.00%, 09/01/2046	500	554

	—		1,116			1,116

				General Obligation — 0.0% (g)
100	103	—	—	State of Delaware, Series B, GO, 5.00%, 7/1/2018	100	103

				Hospital — 0.1%
—	—	555	565	Delaware State Economic Development Authority, Osteopathic Hospital Association, Series A, Rev., 6.90%, 01/01/2018 (p)	555	565

				Housing — 0.1%
615	655	—	—	Delaware State Housing Authority, Senior Single Family Mortgage, Series A-1, Rev., AMT, 4.90%, 07/01/2029	615	655

	758		1,681	Total Delaware		2,439

				District of Columbia — 1.7%
				Education — 0.2%
				District of Columbia,
—	—	500	580	Series A, Rev., 6.00%, 07/01/2043	500	580
—	—	500	578	Series A, Rev., 6.00%, 07/01/2048	500	578

	—		1,158			1,158

				General Obligation — 1.4%
				District of Columbia,
1,500	1,801	1,500	1,801	Series A, GO, 5.00%, 06/01/2037	3,000	3,602
—	—	3,965	4,314	Series B, GO, NATL-RE, 6.00%, 06/01/2019	3,965	4,314

	1,801		6,115			7,916

				Other Revenue — 0.1%
240	241	—	—	District of Columbia, Ballpark, Series B-1, Rev., NATL-RE, 5.00%, 02/01/2019	240	241
200	221	—	—	District of Columbia, Income Tax, Series A, Rev., 5.00%, 12/01/2029	200	221

	462		—			462

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Prerefunded — 0.0% (g)
120	121	—	—	District of Columbia, Water & Sewer Authority, Public Utility, Sub Lien, Series A, Rev., AGM-CR, FGIC, FSA-CR, 5.00%, 10/01/2017 (p)	120	121

				Transportation — 0.0% (g)
				Metropolitan Washington Airports Authority,
190	191	—	—	Series A, Rev., AMT, AGM-CR, AMBAC, 5.00%, 10/1/2018	190	191
150	162	—	—	Series C, Rev., 5.00%, 10/01/2019	150	162

	353		—			353

	2,737		7,273	Total District of Columbia		10,010

				Florida — 3.2%
				Certificate of Participation/Lease — 0.0% (g)
120	120	—	—	City of Port St. Lucie, Master Lease/Municipal Complex, COP, AGC, 6.00%, 09/01/2017 (p)	120	120

				Education — 0.3%
1,400	1,400	—	—	County of Broward, Educational Facilities Authority, Nova Southeastern University Project, Series A, Rev., VRDO, LOC: Bank of America NA, 0.74%, 09/01/2017 (z)	1,400	1,400
125	129	—	—	Florida State Board of Governors, Series A, Rev., 5.00%, 07/01/2018	125	129

	1,529		—			1,529

				General Obligation — 0.6%
150	157	—	—	Florida State Board of Education, Public Education, Capital Outlay, Series D, GO, 5.00%, 6/1/2019	150	157
—	—	2,415	3,043	Hillsborough County, Parks & Recreation Program, GO, NATL-RE, 5.25%, 07/01/2025	2,415	3,043

	157		3,043			3,200

				Hospital — 0.4%
1,700	1,700	—	—	Florida Development Finance Corp., Healthcare Facilities, UF Health-Jacksonville Project, Series B, Rev., VRDO, 1.90%, 09/07/2017 (z)	1,700	1,700
750	754	—	—	Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, Rev., 4.00%, 11/15/2017	750	754
—	—	215	221	Orange County Health Facilities Authority, Series B, Rev., 4.00%, 10/01/2045	215	221

	2,454		221			2,675

				Housing — 0.2%
				Florida Housing Finance Corp., Homeowner Mortgage,
30	31	—	—	Series 1, Rev., AMT, 5.00%, 07/01/2041	30	31
190	197	—	—	Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	190	197
645	678	—	—	Series C, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2035	645	678
165	173	—	—	Series C, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2030	165	173

	1,079		—			1,079

				Other Revenue — 0.0% (g)
200	200	—	—	Florida State Municipal Loan Council, Rev., NATL-RE, 2.00%, 10/01/2017	200	200

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Prerefunded — 0.0% (g)
55	58	—	—	County of Miami-Dade, Miami International Airport, Series A, Rev., AMT, AGC, 5.25%, 10/01/2018 (p)	55	58

				Transportation — 0.6%
—	—	3,205	3,376	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., NATL-RE, 6.00%, 10/01/2018	3,205	3,376

				Utility — 1.0%
				Florida Municipal Power Agency, St. Lucie Project,
1,000	956	—	—	Series 2002-1, Rev., AMBAC, 1.38%, 10/01/2021 (z)	1,000	956
750	752	—	—	Series A, Rev., 4.00%, 10/01/2017	750	752
70	70	—	—	Orlando Utilities Commission, Utility System, Series C, Rev., 5.00%, 10/01/2017	70	70
500	556	—	—	Pasco County, Solid Waste Disposal & Resource Recovery System, Rev., AMT, 5.00%, 10/1/2020	500	556
		2,820	3,020	Tohopekaliga Water Authority, Utility System Revenue, Series A, Rev., 4.00%, 10/01/2041	2,820	3,020

	2,334		3,020			5,354

				Water & Sewer — 0.1%
500	578	—	—	City of Tampa, Water & Sewer Improvement System, Rev., 5.00%, 10/01/2023	500	578

	8,509		9,660	Total Florida		18,169

				Georgia — 2.0%
				Education — 0.1%
700	700	—	—	Private Colleges & Universities Authority, Emory University, Series B, Subseries B-2, Rev., VRDO, 0.71%, 09/07/2017 (z)	700	700

				General Obligation — 0.1%
50	51	—	—	Henry County School District, GO, 5.00%, 12/1/2017	50	51
				State of Georgia,
150	170	—	—	Series C, GO, 4.00%, 09/01/2022	150	170
150	152	—	—	Series G, GO, 5.00%, 12/01/2017	150	152
360	418	—	—	Series I, GO, 5.00%, 11/01/2021	360	418

	791		—			791

				Hospital — 1.5%
—	—	3,845	4,494	Dalton Development Authority, Hamilton Health Care System, Rev., NATL-RE, 5.50%, 8/15/2026	3,845	4,494
295	295	—	—	DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc. Project, Rev., VRDO, RAN, 0.81%, 09/07/2017 (z)	295	295
—	—	2,940	3,350	Fulton County Georgia Development Authority, Hospital Revenue Health System, Rev., 5.00%, 4/1/2042	2,940	3,350

	295		7,844			8,139

				Housing — 0.3%
				Georgia Housing & Finance Authority, Single Family Mortgage,
30	31	—	—	Rev., 5.00%, 06/01/2029	30	31
750	822	—	—	Series A, Rev., 4.00%, 12/01/2047	750	822
275	284	—	—	Series B, Rev., 4.00%, 12/01/2029	275	284
345	365	—	—	Subseries A-1, Rev., 4.00%, 06/01/2044	345	365

	1,502		—			1,502

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Prerefunded — 0.0% (g)
100	101	—	—	State of Georgia, Series G, GO, 5.00%, 12/01/2017 (p)	100	101

				Water & Sewer — 0.0% (g)
150	150	—	—	Macon Water Authority, Water & Sewer System, Series B, Rev., 4.00%, 10/01/2017	150	150

	3,539		7,844	Total Georgia		11,383

				Hawaii — 0.9%
				General Obligation — 0.9%
—	—	1,970	2,313	City & County of Honolulu, Series A, GO, 5.00%, 10/1/2037	1,970	2,313
—	—	2,000	2,525	State of Hawaii, Series FK, GO, 5.00%, 5/1/2027	2,000	2,525

	—		4,838	Total Hawaii		4,838

				Illinois — 3.8%
				Education — 1.2%
—	—	1,750	1,932	Chicago Public Building Commission, Board of Education, Series A, Rev., NATL-RE, 7.00%, 01/01/2020 (p)	1,750	1,932
1,000	1,071	—	—	Illinois Finance Authority, DePaul University, Series A, Rev., 4.00%, 10/01/2032	1,000	1,071
1,280	1,280	—	—	Illinois Finance Authority, University of Chicago Medical Center, Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.79%, 09/07/2017 (z)	1,280	1,280
2,600	2,600	—	—	Village of Romeoville, Lewis University, Series 2006, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.81%, 09/01/2017 (z)	2,600	2,600

	4,951		1,932			6,883

				General Obligation — 0.8%
235	236	—	—	City of Chicago, Series 2006A, GO, AGM, 4.75%, 1/1/2030	235	236
1,000	1,008	—	—	Cook County, Series A, GO, 5.00%, 11/15/2017	1,000	1,008
—	—	295	315	Cook County Forest Preserve District, Limited Tax Project, Series B, GO, 5.00%, 12/15/2037	295	315
—	—	3,000	3,240	State of Illinois, GO, 5.50%, 07/01/2038	3,000	3,240

	1,244		3,555			4,799

				Hospital — 0.3%
				Illinois Finance Authority, Healthcare Enterprises, Inc.,
—	—	305	347	Series C, Rev., 5.00%, 03/01/2033 (w)	305	347
—	—	205	232	Series C, Rev., 5.00%, 03/01/2034 (w)	205	232
				Illinois Finance Authority, Northwestern Memorial Hospital,
200	200	—	—	Series A-2, Rev., VRDO, 0.77%, 09/07/2017 (z)	200	200
1,045	1,045	—	—	Series A-4, Rev., VRDO, 0.77%, 09/07/2017 (z)	1,045	1,045

	1,245		579			1,824

				Housing — 0.5%
				Illinois Housing Development Authority, Homeowner Mortgage,
1,245	1,324	—	—	Series C, Rev., 3.50%, 08/01/2046	1,245	1,324
1,455	1,522	—	—	Subseries A-2, Rev., AMT, 4.00%, 02/01/2035	1,455	1,522

	2,846		—			2,846

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Other Revenue — 0.3%
500	504	—	—	City of Chicago, Motor Fuel Tax, Rev., 5.00%, 1/1/2018	500	504
500	529	—	—	City of Chicago, Tax Increment, Pilsen Redevelopment Project, Series A, Rev., 5.00%, 6/1/2019	500	529
				Railsplitter Tobacco Settlement Authority,
250	258	—	—	Rev., 5.00%, 06/01/2018	250	258
200	228	—	—	Rev., 5.25%, 06/01/2021	200	228

	1,519		—			1,519

				Prerefunded — 0.3%
		1,260	1,453	City of Chicago, O’Hare International Airport, Third Lien, Series A, Rev., 5.75%, 01/01/2021 (p)	1,260	1,453
115	116	—	—	Saint Clair County High School District, Series A, GO, AMBAC, 5.75%, 12/01/2017 (p)	115	116

	116		1,453			1,569

				Transportation — 0.4%
				City of Chicago, O’Hare International Airport,
—	—	240	273	Third Lien, Series A, Rev., 5.75%, 1/1/2039	240	273
—	—	1,780	1,922	Regional Transportation Authority, Series D, Rev., NATL-RE, 7.75%, 06/01/2019	1,780	1,922

	—		2,195			2,195

	11,921		9,714	Total Illinois		21,635

				Indiana — 3.4%
				Education — 0.2%
—	—	975	1,140	Indiana Finance Authority, Educational Facilities, Valparaiso University, Rev., 5.00%, 10/1/2026	975	1,140
100	106	—	—	Hammond Multi-School Building Corp., First Mortgage, Rev., NATL-RE, 5.00%, 01/15/2020	100	106

	106		1,140			1,246

				Hospital — 0.5%
250	251	—	—	City of Jasper, Hospital Authority, Memorial Hospital and Health Care Center Project, Rev., 4.00%, 11/01/2017	250	251
335	343	—	—	Indiana Finance Authority, Marion General Hospital Project, Series A, Rev., 4.00%, 7/1/2018	335	343
625	625	—	—	Indiana Finance Authority, Parkview Health System Obligated Group, Series D, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.79%, 09/07/2017 (z)	625	625
1,400	1,400	—	—	Indiana Finance Authority, Sisters of St. Francis Health Services, Inc. Obligated Group, Series G, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.79%, 09/07/2017 (z)	1,400	1,400

	2,619		—		—	2,619

				Housing — 0.1%
				Indiana Housing & Community Development Authority, Home First Mortgage,
155	161	—	—	Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	155	161
195	205	—	—	Series C, Rev., GNMA/FNMA/FHLMC, 4.50%, 12/1/2027	195	205

	366		—			366

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Industrial Development Revenue/Pollution Control Revenue — 1.3%
				City of Rockport, Pollution Control, Indiana Michigan Power Company Project,
1,860	1,867	—	—	Series 2009 A, Rev., 1.75%, 06/01/2018 (z)	1,860	1,867
				City of Whiting, Environmental Facilities, BP Products North America, Inc., Project,
2,500	2,519	—	—	Rev., 1.85%, 10/01/2019 (z)	2,500	2,519
3,000	3,000	—	—	Rev., AMT, BAN, TRAN, (Dow Jones US Mid Cap Sofware Index GICS Level 4 USD + 0.75%, 15.00% Cap), 1.54%, 09/07/2017 (aa)	3,000	3,000

	7,386		—			7,386

				Other Revenue — 1.3%
1,300	1,526	—	—	Indiana Finance Authority, Community Foundation of Northwest, Rev., 5.00%, 09/01/2031	1,300	1,526
700	700	—	—	Indiana Finance Authority, Duke Energy Indiana, Inc. Project, Series A-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.81%, 09/01/2017 (z)	700	700
750	824	—	—	Indiana Finance Authority, State Revolving Fund Program, Series B, Rev., 5.00%, 02/01/2021	750	824
—	—	4,000	4,509	Indiana Finance Authority, State Revolving Fund Program, Series A, Rev., 5.00%, 02/01/2030	4,000	4,509
100	110	—	—	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.00%, 01/01/2021	100	110

	3,160		4,509			7,669

	13,637		5,649	Total Indiana		19,286

				Iowa — 0.3%
				Housing — 0.3%
				Iowa Finance Authority Single Family Mortgage- Backed Securities Program,
95	97	—	—	Series 1, Rev., GNMA/FNMA/FHLMC, 4.50%, 01/01/2029	95	97
170	175	—	—	Series 2, Rev., GNMA/FNMA/FHLMC, 4.50%, 07/01/2028	170	175
635	691	—	—	Series A, Rev., GNMA/FNMA/FHLMC, 4.00%, 07/01/2046	635	691
725	771	—	—	Series D, Rev., GNMA/FNMA/FHLMC COLL, 3.50%, 07/01/2046	725	771

	1,734		—	Total Iowa		1,734

				Kansas — 0.2%
				General Obligation — 0.0% (g)
25	25	—	—	Kansas Unified School District No. 259 Sedgwick County, Series C, GO, 4.00%, 09/01/2017	25	25

				Hospital — 0.1%
435	435	—	—	University of Kansas Hospital Authority, KU Health System, Rev., VRDO, LOC: U.S. Bank NA, 0.85%, 09/01/2017 (z)	435	435

				Industrial Development Revenue/Pollution Control Revenue — 0.1%
				Kansas State Development Finance Authority,
440	461	—	—	Water Pollution Control, Series CW, Rev., 5.00%, 11/01/2018 (p)	440	461

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Transportation — 0.0% (g)
25	25	—	—	Kansas State Department Transportation Highway, Series A, Rev., 5.00%, 09/01/2017	25	25

	946		—	Total Kansas		946

				Kentucky — 0.6%
				Education — 0.1%
460	485	—	—	Kentucky Higher Education Student Loan Corp., Series A, Rev., AMT, 5.00%, 06/01/2019	460	485

				Housing — 0.0% (g)
75	79	—	—	Kentucky Housing Corp., Series A, Rev., 5.00%, 1/1/2028	75	79

				Industrial Development Revenue/Pollution Control Revenue — 0.5%
250	248	—	—	County of Carroll, Pollution Control, Kentucky Utilities Company Project, Series A, Rev., 1.05%, 09/01/2019 (z)	250	248
2,500	2,541	—	—	Louisville/Jefferson County Metro Government, Pollution Control, Louisville Gas & Electric Company Project, Series A, Rev., 2.20%, 08/01/2019 (z)	2,500	2,541

	2,789		—			2,789

	3,353		—	Total Kentucky		3,353

				Louisiana — 0.7%
				Hospital — 0.2%
—	—	1,150	1,275	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Rev., 5.00%, 5/15/2047	1,150	1,275

				Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
150	150	—	—	East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Series A, Rev., VRDO, 0.72%, 09/01/2017 (z)	150	150

				Other Revenue — 0.2%
100	111	—	—	State of Louisiana, Gas & Fuels Tax, Series A-1, Rev., 5.00%, 05/01/2020	100	111
—	—	1,000	1,093	Tobacco Settlement Financing Corp., Asset- Backed, Series A, Rev., 5.25%, 05/15/2035	1,000	1,093

	111		1,093			1,204

				Water & Sewer — 0.3%
500	515	—	—	City of New Orleans, Sewerage Service, Rev., 5.00%, 06/01/2018	500	515
				Louisiana Offshore Terminal Authority, Deepwater Port, LOOP LLC Project, Series B-1, Rev.,
1,000	1,000	—	—	2.20%, 10/01/2017 (z)	1,000	1,000

	1,515		—			1,515

	1,776		2,368	Total Louisiana		4,144

				Maine — 1.3%
				Housing — 0.2%
				Maine State Housing Authority,
630	681	—	—	Series A, Rev., 4.00%, 11/15/2045	630	681
475	501	—	—	Series B, Rev., 4.00%, 11/15/2043	475	501

	1,182		—			1,182

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Other Revenue — 0.0% (g)
100	111	—	—	Maine Municipal Bond Bank, Series E, Rev., 4.00%, 11/01/2021	100	111

				Prerefunded — 1.1%
—	—	5,675	6,201	Maine Turnpike Authority, Rev., 6.00%, 07/01/2019 (p)	5,675	6,201

	—		6,201	Total Maine		7,494

				Maryland — 0.7%
				General Obligation — 0.3%
—	—	1,245	1,545	Baltimore County, Consolidated Public Improvement, GO, 5.00%, 08/01/2026	1,245	1,545
25	25	—	—	Charles County, Public Improvement, GO, 5.00%, 10/1/2017	25	25
100	101	—	—	State of Maryland, State & Local Facilities, Loan of 2009, Series C, GO, 5.00%, 11/01/2017	100	101

	126		1,545			1,671

				Housing — 0.3%
				Montgomery County Housing Opportunities Commission, Single Family Mortgage,
400	407	—	—	Series A, Rev., 4.00%, 01/01/2031	400	407
1,000	1,092	—	—	Series A, Rev., 4.00%, 07/01/2048	1,000	1,092

	1,499		—			1,499

				Prerefunded — 0.0% (g)
30	30	—	—	County of Cecil, Consolidated Public Improvement, GO, AGM, 4.13%, 12/01/2017 (p)	30	30

				Transportation — 0.1%
				Maryland Transportation Authority,
75	75	—	—	Rev., 4.00%, 09/01/2017	75	75
540	576	—	—	Rev., GRAN, 5.25%, 03/01/2019	540	576

	651		—			651

	2,306		1,545	Total Maryland		3,851

				Massachusetts — 3.5%
				Education — 0.6%
				Massachusetts Educational Financing Authority, Education Loan,
500	544	—	—	Series A, Rev., AMT, 4.00%, 07/01/2021	500	544
750	797	—	—	Series J, Rev., AMT, 4.75%, 07/01/2019	750	797
500	516	—	—	Series J, Rev., AMT, 5.00%, 07/01/2018	500	516
100	100	—	—	Massachusetts Health & Educational Facilities Authority, Museum of Fine Arts, Series A-1, Rev., VRDO, 0.73%, 09/01/2017 (z)	100	100
1,450	1,450	—	—	University of Massachusetts Building Authority, Series 1, Rev., VRDO, 0.78%, 09/07/2017 (z)	1,450	1,450

	3,407		—			3,407

				General Obligation — 2.0%
				Commonwealth of Massachusetts,
—	—	1,500	1,773	Series A, GO, 5.00%, 03/01/2032	1,500	1,773
—	—	4,135	5,289	Series B, GO, 5.00%, 07/01/2028	4,135	5,289
110	111	—	—	Commonwealth of Massachusetts, Consolidated Loan of 2002, Series C, GO, NATL-RE-IBC, MBIA, 5.50%, 11/01/2017	110	111

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
—	—	3,890	4,173	Commonwealth of Massachusetts, Consolidated Loan of 2016, Series J, GO, 4.00%, 12/1/2039	3,890	4,173

	111		11,235			11,346

				Hospital — 0.0% (g)
150	150	—	—	Massachusetts Development Finance Agency, Partners Healthcare System Issue, Series K-1, Rev., VRDO, 0.79%, 09/07/2017 (z)	150	150

				Housing — 0.6%
				Massachusetts Housing Finance Agency, Single Family Housing,
645	676	—	—	Series 167, Rev., 4.00%, 12/01/2043	645	676
1,450	1,522	—	—	Series 169, Rev., 4.00%, 12/01/2044	1,450	1,522
795	847	—	—	Series 177, Rev., AMT, 4.00%, 06/01/2039	795	847
475	509	—	—	Series 183, Rev., 3.50%, 12/01/2046	475	509

	3,554		—			3,554

				Prerefunded — 0.1%
265	275	—	—	Commonwealth of Massachusetts, Consolidated Loan of 2008, Series A, GO, 5.00%, 08/01/2018 (p)	265	275
				Commonwealth of Massachusetts, Consolidated
300	323	—	—	Loan of 2009, Series C, GO, 5.00%, 07/01/2019 (p)	300	323

	598		—			598

				Transportation — 0.2%
800	800	—	—	Massachusetts Bay Transportation Authority, General Transportation System, Series A-1, Rev., VRDO, 0.79%, 09/07/2017 (z)	800	800

				Water & Sewer — 0.0% (g)
—	—	80	103	Massachusetts Water Pollution Abatement Trust, Pool Program, Rev., 5.25%, 08/01/2028	80	103

				Total Massachusetts		19,958

				Michigan — 2.2%
				Education — 0.2%
1,000	1,006	—	—	Michigan Finance Authority, Student Loan, Series 25-A, Rev., AMT, 5.00%, 11/01/2017	1,000	1,006

				General Obligation — 0.4%
				Healthsource Saginaw, Inc., County of Saginaw,
575	587	—	—	GO, 4.00%, 05/01/2018	575	587
650	691	—	—	GO, 5.00%, 05/01/2019	650	691
930	1,020	—	—	GO, 5.00%, 05/01/2020	930	1,020

	2,298		—			2,298

				Hospital — 0.4%
2,100	2,100	—	—	Kent Hospital Finance Authority, Spectrum Health System, Series B-3, Rev., VRDO, 0.79%, 09/07/2017 (z)	2,100	2,100

				Housing — 0.6%
155	159	—	—	Michigan State Housing Development Authority, Single Family Homeownership, Series A, Rev., 5.00%, 12/01/2027	155	159
				Michigan State Housing Development Authority, Single-Family Mortgage,
1,765	1,907	—	—	Series A, Rev., 4.00%, 06/01/2046	1,765	1,907
1,250	1,333	—	—	Series B, Rev., 3.50%, 06/01/2047	1,250	1,333

	3,399		—			3,399

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Industrial Development Revenue/Pollution Control Revenue — 0.1%
510	506	—	—	Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project, Series CC, Rev., 1.45%, 09/01/2021 (z)	510	506

				Other Revenue — 0.2%
950	1,034	—	—	Michigan Finance Authority, Sparrow Obligation Group, Rev., 4.00%, 11/15/2020	950	1,034

				Prerefunded — 0.0% (g)
200	217	—	—	Michigan Municipal Bond Authority, Clean Water State Revolving Fund, Rev., 5.00%, 10/01/2019 (p)	200	217

				Transportation — 0.3%
—	—	1,500	1,698	Michigan State Trunk Line, Rev., 5.00%, 11/15/2036	1,500	1,698

	10,560		1,698	Total Michigan		12,258

				Minnesota — 1.9%
				Education — 0.6%
				Minnesota Higher Education Facilities Authority, Carleton College,
—	—	1,000	1,104	Rev., 4.00%, 03/01/2032	1,000	1,104
—	—	500	550	Rev., 4.00%, 03/01/2033	500	550
1,100	1,100	—	—	Minnesota Higher Educational Facilities Authority, The College of Saint Catherine, Series 5-N2, Rev., VRDO, LOC: U.S. Bank NA, 0.79%, 09/07/2017 (z)	1,100	1,100
275	312	—	—	University of Minnesota, Series A, Rev., 5.25%, 12/1/2026	275	312

	1,412		1,654			3,066

				General Obligation — 0.0% (g)
100	105	—	—	State of Minnesota, Trunk Highway, Series B, GO, 5.00%, 10/01/2018	100	105

				Hospital — 0.4%
100	100	—	—	City of Maple Grove, North Memorial Health Care, Rev., 4.00%, 09/01/2017	100	100
2,100	2,100	—	—	City of Rochester, Health Care Facilities, Mayo Clinic, Series A, Rev., VRDO, 0.76%, 09/07/2017 (z)	2,100	2,100

	2,200		—			2,200

				Housing — 0.7%
175	185	—	—	Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA/ FNMA/FHLMC, 4.50%, 06/01/2035	175	185
				Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs,
160	166	—	—	Series A, Rev., GNMA/COLL, 4.50%, 12/1/2026	160	166
42	43	—	—	Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	42	43
125	132	—	—	Series A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	125	132
				Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program,
75	78	—	—	Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 01/01/2031 (w)	75	78
70	73	—	—	Series D, Rev., GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	70	73

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
165	170	—	—	Series E, Rev., GNMA/FNMA/FHLMC, 4.00%, 1/1/2035	165	170
				Minnesota Housing Finance Agency, Residential Housing Finance,
415	440	—	—	Series A, Rev., 4.00%, 07/01/2038	415	440
595	631	—	—	Series B, Rev., 4.00%, 01/01/2038	595	631
500	545	—	—	Series B, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2047	500	545
1,050	1,119	—	—	Series C, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 01/01/2045	1,050	1,119
240	248	—	—	Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	240	248

	3,830		—			3,830

				Prerefunded — 0.0% (g)
125	141	—	—	City of Anoka, Senior Housing Facility, The Homestead at Anoka, Inc. Project, Series B, Rev., 6.38%, 11/01/2019 (p)	125	141

				Utility — 0.2%
—	—	350	430	City of Rochester, Electric Utility, Series A, Rev., 5.00%, 12/01/2028	350	430
905	905	—	—	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank NA, 0.79%, 09/07/2017 (z)	905	905

	905		430			1,335

	8,593		2,084	Total Minnesota		10,677

				Mississippi — 0.4%
				General Obligation — 0.0% (g)
150	176	—	—	State of Mississippi, Series A, GO, 5.25%, 11/1/2021	150	176

				Industrial Development Revenue/Pollution Control Revenue — 0.1%
				Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project,
250	250	—	—	Series A, Rev., VRDO, 0.73%, 09/01/2017 (z)	250	250
100	100	—	—	Series J, Rev., VRDO, 0.73%, 09/01/2017 (z)	100	100

	350		—			350

				Other Revenue — 0.1%
300	302	—	—	Mississippi Development Bank, Rev., AMBAC, 5.00%, 11/01/2017	300	302

				Water & Sewer — 0.2%
—	—	1,000	1,284	Mississippi Development Bank, Water & Sewer System Project, Special Obligation, Rev., AGM, 6.88%, 12/01/2040	1,000	1,284

	828		1,284	Total Mississippi		2,112

				Missouri — 1.0%
				Education — 0.2%
1,000	1,000	—	—	Missouri State Health & Educational Facilities Authority, Series B, Rev., VRDO, LIQ: BJC Health System, 0.78%, 09/07/2017 (z)	1,000	1,000

				Hospital — 0.1%
200	200	—	—	Missouri State Health & Educational Facilities Authority, Health Facilities, SSM Health Care, Series G, Rev., VRDO, 0.77%, 09/07/2017 (z)	200	200

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
500	500	—	—	St. Joseph IDA, Health Facilities, Heartland Regional Medical Center, Series A, Rev., VRDO, LOC: U.S. Bank NA, 0.81%, 09/01/2017 (z)	500	500

	700		—			700

				Housing — 0.4%
				Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program,
550	590	—	—	Series B, Rev., GNMA/FNMA/FHLMC COLL, 3.50%, 05/01/2041	550	590
800	860	—	—	Series B-2, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/1/2045	800	860
				Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program,
545	574	—	—	Series A, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/1/2041	545	574
35	37	—	—	Series E-3, Rev., GNMA/FNMA/FHLMC, 4.63%, 5/1/2028	35	37
85	88	—	—	Series E-4, Rev., GNMA/FNMA/FHLMC, 4.25%, 11/1/2030	85	88

	2,149		—			2,149

				Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
50	52	—	—	Kansas City, Missouri Industrial Development Authority, Downtown Redevelopment District, Rev., 5.00%, 09/01/2018 (p)	50	52
35	40	—	—	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water, Series B, Rev., 5.00%, 7/1/2025	35	40

	92		—			92

				Other Revenue — 0.2%
1,250	1,250	—	—	Missouri Development Finance Board, Cultural Facilities, Kauffman Center for the Performing Arts Project, Series A, Rev., VRDO, 0.74%, 09/01/2017 (z)	1,250	1,250

				Prerefunded — 0.1%
25	25	—	—	Missouri Development Finance Board, Midwest Research Institute Project, Rev., 4.50%, 11/01/2017 (p)	25	25
				Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control &	—	—
190	215	—	—	Drinking Water, Series B, Rev., 5.00%, 01/01/2021 (p)	190	215

	240		—			240

				Total Missouri		5,431

				Montana — 0.2%
				Housing — 0.1%
				Montana Board of Housing, Single Family Homeownership,
220	230	—	—	Series A-2, Rev., AMT, 4.00%, 12/01/2038	220	230

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
405	426	—	—	Series B2, Rev., AMT, 5.00%, 12/01/2027	405	426

	656		—			656

				Prerefunded — 0.1%
—	—	400	422	City of Helena, COP, 5.00%, 01/01/2019 (p)	400	422

	656		422	Total Montana		1,078

				Nebraska — 0.0% (g)
				Utility — 0.0% (g)
—	—	185	213	Public Power Generation Agency, Whelan Energy Center Unit 2, Series A, Rev., 5.00%, 1/1/2034	185	213

				Nevada — 0.0% (g)
				Prerefunded — 0.0% (g)
100	104	—	—	Clark County School District, Series A, GO, 5.00%, 06/15/2018 (p)	100	104
25	25	—	—	State of Nevada, Capital Improvement & Cultural Affairs, Series B, GO, NATL-RE, 5.00%, 12/01/2017 (p)	25	25

	129		—	Total Nevada		129

				New Hampshire — 0.3%
				Education — 0.1%
500	500	—	—	New Hampshire Health and Education Facilities Authority, Dartmouth College Issue, Series B, Rev., VRDO, 0.69%, 09/01/2017 (z)	500	500

				Housing — 0.0% (g)
				New Hampshire Housing Finance Authority, Single Family Mortgage,
80	84	—	—	Series A, Rev., 5.25%, 07/01/2028	80	84
190	197	—	—	Series C, Rev., 4.00%, 01/01/2028	190	197

	281		—			281

				Industrial Development Revenue/Pollution Control Revenue — 0.2%
1,000	1,007	—	—	New Hampshire Business Finance Authority, Solid Waste Disposal, Waste Management, Inc., Project, Rev., 2.13%, 06/01/2018 (z)	1,000	1,007

	1,788		—	Total New Hampshire		1,788

				New Jersey — 2.0%
				Education — 0.3%
				New Jersey Economic Development Authority, School Facilities Construction,
120	122	—	—	Rev., 5.00%, 12/15/2017 (p)	120	122
35	35	—	—	Series W, Rev., NATL-RE-IBC, 4.00%, 09/01/2017 (p)	35	35
				New Jersey Higher Education Student Assistance Authority, Senior Student Loan,
500	505	—	—	Series 1A, Rev., AMT, 5.00%, 12/01/2017	500	505
1,000	1,130	—	—	Series 1-B, Rev., AMT, 5.00%, 12/01/2021	1,000	1,130

	1,792		—			1,792

				General Obligation — 0.1%
205	223	—	—	Township of Montville, GO, 4.00%, 08/15/2020	205	223
100	100	—	—	Township of Wayne, GO, 4.00%, 09/01/2017	100	100

	323		—			323

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Housing — 0.0% (g)
—	—	160	161	New Jersey Housing & Mortgage Finance Agency, Single Family Housing, Series AA, Rev., 6.38%, 10/01/2028	160	161
50	50	—	—	New Jersey Housing & Mortgage Finance Agency, Single Family Mortgage, Series A, Rev., 4.50%, 10/1/2029	50	50

	50		161			211

				Other Revenue — 0.0% (g)
100	110	—	—	Monmouth County Improvement Authority, Rev., 5.00%, 01/15/2020	100	110
50	50	—	—	New Jersey Environmental Infrastructure Trust, Series C, Rev., 5.00%, 09/01/2017	50	50

	160		—			160

				Prerefunded — 0.0% (g)
100	105	—	—	Borough of Madison, General Improvement, GO, 5.00%, 10/15/2018 (p)	100	105
140	145	—	—	New Jersey Economic Development Authority, School Facilities Construction, Series Y, Rev., 4.75%, 09/01/2018 (p)	140	145

	250		—			250

				Transportation — 1.6%
1,500	1,554	—	—	New Jersey Transit Corp., Series A, Rev., GAN, 5.00%, 09/15/2018	1,500	1,554
—	—	10,355	4,234	New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems, Series A, Rev., Zero Coupon, 12/15/2036	10,355	4,234
—	—	2,670	3,001	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Series A-1, Rev., 5.00%, 06/15/2027	2,670	3,001

	1,554		7,235			8,789

	4,129		7,396	Total New Jersey		11,525

				New Mexico — 0.1%
				Housing — 0.1%
				New Mexico Mortgage Finance Authority, Single Family Mortgage Program,
330	343	—	—	Series A, Class I, Rev., GNMA/FNMA/FHLMC, 4.25%, 03/01/2043	330	343
55	57	—	—	Series A, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 09/01/2030	55	57

	400		—			400

				Transportation — 0.0% (g)
100	111	—	—	New Mexico Finance Authority, State Transportation, Senior Lien, Series B, Rev., 5.00%, 06/15/2024	100	111
100	109	—	—	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.00%, 12/15/2019	100	109

	220		—			220

	620		—	Total New Mexico		620

				New York — 13.6%
				Education — 0.5%
				Niagara Area Development Corp., Niagara
150	153	—	—	University Project, Series A, Rev., 5.00%, 5/1/2018	150	153

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
1,400	1,400	—	—	Onondaga County Trust for Cultural Resources, Syracuse University Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.78%, 09/07/2017 (z)	1,400	1,400
—	—	1,025	1,266	State Dormitory Authority, New York University, Series A, Rev., 5.00%, 07/01/2028	1,025	1,266

	1,553		1,266			2,819

				General Obligation — 2.0%
500	500	3,500	3,500	City of New York, Fiscal Year 2006, Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 0.83%, 09/01/2017 (z)	4,000	4,000
—	—	5,000	5,000	City of New York, Fiscal Year 2014, Subseries D-4, GO, VRDO, LOC: TD Bank NA, 0.83%, 09/01/2017 (z)	5,000	5,000
150	150	—	—	City of New York, Fiscal Year 2008, Subseries L-4, GO, VRDO, LOC: U.S. Bank NA, 0.82%, 09/01/2017 (z)	150	150
250	250	—	—	City of New York, Fiscal Year 2012, Series G, Subseries G-6, GO, VRDO, LOC: Mizuho Corporate Bank, 0.86%, 09/01/2017 (z)	250	250
—	—	820	873	Gorham-Middlesex Central School District, GO, 3.00%, 06/15/2021	820	873
100	101	—	—	New York City, Series E-1, GO, 5.25%, 10/15/2017	100	101
95	95	—	—	Valhalla Union Free School District, GO, 2.00%, 10/15/2017	95	95
				Village of Freeport, Nassau County, Public Improvement,
830	955	—	—	Series A, GO, 4.00%, 05/01/2024	830	955
240	277	—	—	Series A, GO, 4.00%, 05/01/2025	240	277

	2,328		9,373			11,701

				Housing — 1.0%
				New York Mortgage Agency, Homeowner Mortgage,
1,430	1,488	—	—	Series 191, Rev., AMT, 3.50%, 10/01/2034	1,430	1,488
600	658	—	—	Series 195, Rev., 4.00%, 10/01/2046	600	658
485	521	—	—	Series 197, Rev., 3.50%, 10/01/2044	485	521
2,100	2,100	—	—	New York State Housing Finance Agency, 625 West 57th Street Housing, Series A, Rev., VRDO, LOC: Bank of New York Mellon, 0.77%, 09/07/2017 (z)	2,100	2,100
400	400	—	—	New York State Housing Finance Agency, Housing, 160 Madison Avenue, Series A, Rev., VRDO, LOC: PNC Bank NA, 0.86%, 09/01/2017 (z)	400	400

	5,167		—			5,167

				Industrial Development Revenue/Pollution Control Revenue — 0.4%
2,000	2,000	—	—	New York State Environmental Facilities Corp., Solid Waste Disposal, Waste Management, Inc. Project,, Rev., VRDO, 1.18%, 11/01/2017 (z)	2,000	2,000

				Other Revenue — 3.8%
				Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center,
625	749	625	749	Series A, Rev., 5.00%, 07/15/2026	1,250	1,498
560	665	565	671	Series A, Rev., 5.00%, 07/15/2028	1,125	1,336
1,750	2,058	1,750	2,058	Hudson Yards Infrastructure Corp., Series A, Rev., 5.00%, 02/15/2042	3,500	4,116

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
—	—	195	222	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012, Subseries E-1, Rev., 5.00%, 02/01/2035	195	222
				New York City Transitional Finance Authority,
170	192	—	—	Series C, Rev., 5.00%, 11/01/2021	170	192
100	101	—	—	Series S-2, Rev., AGM, FGIC, NATL-RE, 5.00%, 1/15/2018	100	101
—	—	1,500	1,774	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017, Series B, Subseries B-1, Rev., 5.00%, 8/1/2036	1,500	1,774
900	900	—	—	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014, Subseries D-4, Rev., VRDO, 0.82%, 09/01/2017 (z)	900	900
150	150	—	—	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015, Subseries A-4, Rev., VRDO, 0.73%, 09/01/2017 (z)	150	150
				New York Convention Center Development Corp., Subordinated Lien Hotel Unit fee,
—	—	2,000	990	Series B, Rev., Zero Coupon, 11/15/2036	2,000	990
—	—	9,970	2,081	Series B, Rev., Zero Coupon, 11/15/2055	9,970	2,081
—	—	6,500	1,301	Series B, Rev., Zero Coupon, 11/15/2056	6,500	1,301
				New York Counties Tobacco Trust VI Tobacco Settlement Pass-Through Bonds,
—	—	300	362	Series B, Rev., 5.00%, 06/01/2025	300	362
—	—	150	175	Series B, Rev., 5.00%, 06/01/2028	150	175
—	—	155	178	Series B, Rev., 5.00%, 06/01/2029	155	178
—	—	4,450	5,484	New York State Dormitory Authority, Sales Tax, Series A, Rev., 5.00%, 03/15/2026	4,450	5,484
100	105	—	—	New York State Dormitory Authority, Unrefunded Balance, Series A, Rev., 4.00%, 02/15/2019	100	105
500	534	—	—	TSASC, Inc., Tobacco Settlement, Series B, Rev., 5.00%, 06/01/2020	500	534

	5,454		16,045			21,499

				Prerefunded — 0.3%
15	15	—	—	Metropolitan Transportation Authority, Series B, Rev., 4.50%, 11/15/2017 (p)	15	15
50	52	1,150	1,195	New York City Municipal Water Finance Authority, Water & Sewer System, Series A, Rev., 5.75%, 06/15/2018 (p)	1,200	1,247
700	724	—	—	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2009, Series AA, Rev., 5.00%, 06/15/2018 (p)	700	724
105	108	—	—	Triborough Bridge & Tunnel Authority, Series A, Rev., 5.00%, 05/15/2018 (p)	105	108

	899		1,195			2,094

				Transportation — 2.2%
165	177	—	—	MTA Hudson Rail Yards Trust Obligations, Series A, Rev., 5.00%, 11/15/2046	165	177
				Metropolitan Transportation Authority,
—	—	250	303	Series D, Rev., 5.00%, 11/15/2029	250	303
—	—	400	482	Series D, Rev., 5.00%, 11/15/2030	400	482
—	—	400	480	Series D, Rev., 5.00%, 11/15/2031	400	480
—	—	8,590	10,712	Port Authority of New York & New Jersey, Consolidated, 93rd Series, Rev., 6.13%, 6/1/2094	8,590	10,712

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
400	400	—	—	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Subseries B-2, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.81%, 09/01/2017 (z)	400	400

	577		11,977			12,554

				Utility — 0.9%
—	—	4,250	4,951	Utility Debt Securitization Authority, Series TE, Rev., 5.00%, 12/15/2041	4,250	4,951

				Water & Sewer — 2.5%
325	376	—	—	New York City Municipal Water Finance Authority, Water & Sewer System, Series A, Rev., 4.50%, 6/15/2032	325	376
—	—	3,030	3,152	New York City Municipal Water Finance Authority, Water & Sewer System, Series A, Rev., 5.75%, 6/15/2040	3,030	3,152
—	—	5,000	5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series BB-4, Rev., VRDO, 0.81%, 09/01/2017 (z)	5,000	5,000
200	200	—	—	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2012, Subseries B-2, Rev., VRDO, 0.82%, 09/01/2017 (z)	200	200
300	300	—	—	Subseries B-3, Rev., VRDO, 0.82%, 09/01/2017 (z)	300	300
600	600	—	—	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2014, Series AA-4, Rev., VRDO, 0.85%, 09/01/2017 (z)	600	600
340	340	—	—	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series BB-4, Rev., VRDO, 0.81%, 09/01/2017 (z)	340	340
1,750	2,104	1,750	2,104	New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, Municipal Water Finance Authority Projects — Second Resolution, Series A, Rev., 5.00%, 06/15/2037	3,500	4,208

	3,920		10,256			14,176

	21,898		55,063	Total New York		76,961

				North Carolina — 2.0%
				Certificate of Participation/Lease — 0.5%
915	915	—	—	City of Charlotte, 2003 Governmental Facilities Projects, Series G, COP, VRDO, LIQ: Wells Fargo Bank NA, 0.78%, 09/07/2017 (z) 915	915	915
1,300	1,300	—	—	City of Charlotte, Central Yard Project, Series A, COP, VRDO, 0.79%, 09/07/2017 (z) 1,300	1,300	1,300
675	675	—	—	City of Raleigh, Downtown Improvement Projects, Series B-1, COP, VRDO, 0.79%, 09/07/2017 (z)	675	675

	2,890		—			2,890

				Education — 0.2%
1,350	1,350	—	—	North Carolina Capital Facilities Finance Agency, Student University Foundation, Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.79%, 09/07/2017 (z)	1,350	1,350

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				General Obligation — 0.1%
175	184	—	—	Mecklenburg County, Series C, GO, 5.00%, 12/1/2018	175	184
200	226	—	—	New Hanover County, GO, 5.00%, 12/01/2020	200	226

	410		—			410

				Hospital — 0.5%
250	250	—	—	North Carolina Medical Care Commission, Health Care Facilities, WakeMed, Series C, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.78%, 09/07/2017 (z)	250	250
350	350	—	—	North Carolina Medical Care Commission, Moses Cone Health System, Series B, Rev., VRDO, 0.80%, 09/01/2017 (z)	350	350
1,000	1,000	—	—	North Carolina Medical Care Commission, Wakemed, Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.78%, 09/07/2017 (z)	1,000	1,000
				University of North Carolina, University Hospital at Chapel Hill,
100	100	—	—	Series A, Rev., VRDO, 0.81%, 09/01/2017 (z)	100	100
900	900	—	—	Series B, Rev., VRDO, 0.81%, 09/01/2017 (z)	900	900

	2,600		—			2,600

				Housing — 0.3%
				North Carolina Housing Finance Agency, Homeownership,
205	214	—	—	Series 1, Rev., 4.50%, 07/01/2028	205	214
100	103	—	—	Series 2, Rev., 4.25%, 01/01/2028	100	103
1,000	1,090	—	—	Series 38-B, Rev., 4.00%, 07/01/2047	1,000	1,090
470	496	—	—	Series A, Rev., AMT, 3.50%, 07/01/2039	470	496

	1,903		—			1,903

				Utility — 0.0% (g)
100	102	—	—	North Carolina Eastern Municipal Power Agency, Power System, Series A, Rev., 6.50%, 01/01/2018 (p)	100	102

				Water & Sewer — 0.4%
1,455	1,455	—	—	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 0.79%, 09/07/2017 (z)	1,455	1,455
465	465	—	—	City of Charlotte, Water & Sewer System, Series B, Rev., VRDO, 0.76%, 09/07/2017 (z)	465	465

	1,920		—			1,920

	11,175		—	Total North Carolina		11,175

				North Dakota — 0.4%
				Housing — 0.4%
				North Dakota Housing Finance Agency, Home Mortgage Finance Program,
360	375	—	—	Series A, Rev., 3.75%, 07/01/2042	360	375
480	504	—	—	Series A, Rev., 4.00%, 07/01/2034	480	504
240	250	—	—	Series B, Rev., 4.50%, 01/01/2028	240	250
55	58	—	—	Series B, Rev., 5.00%, 07/01/2028	55	58
585	627	—	—	Series D, Rev., 3.50%, 07/01/2046	585	627
170	176	—	—	Series D, Rev., 4.25%, 07/01/2028	170	176

	1,990		—			1,990

				General Obligation — 0.0% (g)
—	—	30	33	West Fargo Public School District No. 6, Series A, GO, 3.00%, 05/01/2025	30	33

	1,990		33	Total North Dakota		2,023

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Ohio — 1.9%
				Education — 0.3%
200	206	—	—	University of Cincinnati, Series A, Rev., 5.00%, 6/1/2018	200	206
				Miami University, A State University of Ohio,
—	—	375	455	Rev., 5.00%, 09/01/2029	375	455
—	—	500	602	Rev., 5.00%, 09/01/2030	500	602
—	—	650	778	Rev., 5.00%, 09/01/2031	650	778

	206		1,835			2,041

				General Obligation — 0.5%
55	55	—	—	Dublin City School District, School Facilities Construction & Improvement, GO, 4.00%, 12/1/2017	55	55
				Greenville City School District, School Improvement,
—	—	1,000	1,121	GO, 5.25%, 01/01/2038	1,000	1,121
—	—	1,000	1,118	GO, 5.25%, 01/01/2041	1,000	1,118
110	130	—	—	State of Ohio, Higher Education, Series B, GO, 5.00%, 08/01/2023	110	130

	185		2,239			2,424

				Hospital — 0.4%
750	750	—	—	County of Allen, Catholic Healthcare Partners, Series C, Rev., VRDO, LOC: Union Bank NA, 0.83%, 09/01/2017 (z)	750	750
—	—	1,000	1,121	County of Warren, Otterbein Homes Obligated Group, Healthcare Facilities, Series A, Rev., 5.50%, 07/01/2039	1,000	1,121

	750		1,121			1,871

				Housing — 0.1%
				Ohio Housing Finance Agency, Single Family Mortgage,
75	78	—	—	Series 1, Rev., GNMA/FNMA/FHLMC, 4.80%, 11/1/2028	75	78
65	67	—	—	Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	65	67
295	307	—	—	Series 2, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2028	295	307
180	187	—	—	Series 3, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2029	180	187

	639		—			639

				Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
105	113	—	—	Ohio State Water Development Authority, Water Pollution Control Loan Fund, Water Quality, Series C, Rev., 5.00%, 06/01/2019	105	113

				Other Revenue — 0.2%
1,000	1,122	—	—	Franklin County, Convention Facilities Authority, Tax & Lease, Rev., RAN, 5.00%, 12/01/2020	1,000	1,122

				Prerefunded — 0.3%
185	189	—	—	American Municipal Power, Inc., Prairie State Energy Campus Project, Series A, Rev., 5.25%, 02/15/2018 (p)	185	189
				County of Richland, Correctional Facilities Improvement,
—	—	500	531	GO, AGC, 5.88%, 12/01/2018 (p)	500	531
—	—	400	426	GO, AGC, 6.00%, 12/01/2018 (p)	400	426

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
—	—	650	693	GO, AGC, 6.13%, 12/01/2018 (p)	650	693

	189		1,650			1,839

				Transportation — 0.1%
				Cleveland-Cuyahoga County Port Authority Development, One Community Project,
175	176	—	—	Series C, Rev., 3.00%, 11/15/2017 (p)	175	176
340	348	—	—	Series C, Rev., 3.00%, 11/15/2018 (p)	340	348

	524		—			524

				Utility — 0.0% (g)
15	15	—	—	American Municipal Power, Inc., Unrefunded Balance, Prairie State Energy Campus Project, Series A, Rev., 5.25%, 02/15/2021	15	15

	3,743		6,845	Total Ohio		10,588

				Oklahoma — 1.1%
				Housing — 0.0% (g)
				Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program,
70	75	—	—	Series A, Rev., GNMA/COLL, 4.75%, 03/01/2028	70	75
80	84	—	—	Series B, Rev., GNMA/COLL, 4.50%, 09/01/2027	80	84

						159

				Other Revenue — 0.3%
—	—	1,800	1,909	The Edmond Public Works Authority, Sales Tax And Utility System, Rev., 4.00%, 07/01/2041	1,800	1,909

				Prerefunded — 0.4%
—	—	2,000	2,149	Oklahoma City Water Utilities trust, Water & Sewer System, Series A, Rev., 5.00%, 07/01/2019 (p)	2,000	2,149

				Transportation — 0.4%
—	—	1,665	1,949	Oklahoma Turnpike System, Second Senior, Series A, Rev., 5.00%, 01/01/2037	1,665	1,949

	—		6,166	Total Oklahoma		6,166

				Oregon — 1.9%
				Housing — 0.5%
				Oregon State Housing & Community Services Department, Mortgage, Single-Family Mortgage Program,
615	648	—	—	Series D, Rev., 4.00%, 07/01/2043	615	648
2,000	2,156	—	—	Series D, Rev., 3.50%, 07/01/2048 (w)	2,000	2,156

	2,804		—			2,804

				Other Revenue — 0.9%
1,830	1,830	—	—	Confederated Tribes of The Umatilla Indian Reservation, Tribal Infrastructure, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.23%, 09/07/2017 (z)	1,830	1,830
375	384	—	—	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.00%, 04/01/2018	375	384
—	—	2,500	3,075	Oregon State Department of Administrative Services, Lottery, Series C, Rev., 5.00%, 04/01/2031	2,500	3,075

	2,214		3,075			5,289

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Prerefunded — 0.0% (g)
100	106	—	—	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 4.50%, 04/01/2019 (p)	100	106

				Transportation — 0.2%
1,000	1,105	—	—	Port of Portland, International Airport, Series 21C, Rev., AMT, 5.00%, 07/01/2020	1,000	1,105

				Utility — 0.3%
325	362	—	—	City of Eugene, Electric Utility System, Series A, Rev., 4.00%, 08/01/2031	325	362
850	1,039	—	—	Series A, Rev., 5.00%, 08/01/2029	850	1,039

	1,401		—			1,401

				Water & Sewer — 0.0% (g)
45	45	—	—	City of Portland, Sewer System, Series A, Rev., 5.00%, 10/01/2017	45	45

				Total Oregon		10,750

				Pennsylvania — 2.6%
				Education — 0.1%
260	291	—	—	Allegheny County Higher Education Building Authority, Duquesne University, Series A, Rev., 5.00%, 03/01/2022	260	291
100	100	—	—	Pennsylvania Higher Education Facilities Authority, Drexel University, Series B, Rev., VRDO, LOC: TD Bank NA, 0.81%, 09/01/2017 (z)	100	100

	391		—			391

				General Obligation — 0.3%
				City of Pittsburgh,
425	467	730	802	GO, 4.00%, 09/01/2031	1,155	1,269
100	108	120	130	GO, 4.00%, 09/01/2033	220	238
150	168	—	—	Commonwealth of Pennsylvania, Series 2004, GO, AGM, 5.38%, 07/01/2020	150	168
125	126	—	—	Council Rock School District, Bucks County, Series B, GO, 3.00%, 11/15/2017	125	126

	869		932			1,801

				Hospital — 0.6%
550	550	—	—	Geisinger Authority, Series A, Rev., VRDO, 0.78%, 09/01/2017 (z)	550	550
				Lancaster County Hospital Authority, Health Center, Masonic Villages Project,
		510	579	Rev., 5.00%, 11/01/2036	510	579
		250	283	Rev., 5.00%, 11/01/2037	250	283
1,800	1,800	—	—	Washington County Hospital Authority, Monongahela Valley Hospital Project, Series B, Rev., VRDO, LOC: PNC Bank NA, 0.78%, 09/07/2017 (z)	1,800	1,800

	1,800		862			3,212

				Housing — 0.7%
				Pennsylvania Housing Finance Agency, Single Family Mortgage,
95	100	—	—	Series 112, Rev., 5.00%, 04/01/2028	95	100
1,190	1,256	—	—	Series 118A, Rev., AMT, 3.50%, 04/01/2040	1,190	1,256
1,845	1,947	—	—	Series 121, Rev., 3.50%, 10/01/2046	1,845	1,947

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
560	606	—	—	Series 122, Rev., 4.00%, 10/01/2046	560	606

	3,909		—			3,909

				Industrial Development Revenue/Pollution Control Revenue — 0.3%
2,000	2,000	—	—	Allegheny County IDA, Health Care, Vincentian Collaborative, Series A, Rev., VRDO, LOC: PNC Bank NA, 0.78%, 09/07/2017 (z)	2,000	2,000

				Transportation — 0.3%
2,000	2,000	—	—	Pennsylvania Turnpike Commission, Series B-1, Rev., (Dow Jones US Mid Cap Sofware Index GICS level 4 USD + 0.45%, 12.00%, Cap), 1.24%, 09/07/2017 (aa)	2,000	2,000

				Water & Sewer — 0.3%
1,625	1,625	—	—	City of Philadelphia, Water Wastewater, Series B, Rev., VRDO, LOC: TD Bank NA, 0.80%, 09/07/2017 (z)	1,625	1,625

				Total Pennsylvania		14,938

				Rhode Island — 0.1%
				Education — 0.1%
				Rhode Island Student Loan Authority, Senior,
250	268	—	—	Series A, Rev., AMT, 5.00%, 12/01/2019	250	268
300	330	—	—	Series A, Rev., AMT, 5.00%, 12/01/2020	300	330

	598		—	Total Rhode Island		598

				South Carolina — 4.4%
				Education —0.2%
1,415	1,415	—	—	South Carolina Educational Facilities Authority, Private Nonprofit Institutions of Higher Learning, Furman University, Series B, Rev., VRDO, 0.83%, 09/01/2017 (z)	1,415	1,415

				Housing — 0.1%
400	435	—	—	South Carolina State Housing Finance & Development Authority, Series A, Rev., 4.00%, 01/01/2047	400	435

				Other Revenue — 0.3%
1,100	1,100	—	—	City of North Charleston, Charleston Naval Complex Redevelopment Plan Project, Rev., VRDO, 0.81%, 09/07/2017 (z)	1,100	1,100
760	760	—	—	City of North Charleston, Golf Course Mortgage, Rev., VRDO, 0.81%, 09/07/2017 (z)	760	760
175	177	—	—	South Carolina State Public Service Authority, Series C, Rev., 5.00%, 12/01/2017	175	177

	2,037		—			2,037

				Prerefunded — 1.8%
		9,515	10,262	Laurens County School District No. 056, GO, AGC, SCSDE, 6.13%, 03/01/2019 (p)	9,515	10,262

				Transportation — 0.2%
1,095	1,142	—	—	South Carolina State Ports Authority, Rev., AMT, 4.00%, 07/01/2040	1,095	1,142

				Utility — 1.7%
—	—	3,900	4,417	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.75%, 01/01/2020 (p)	3,900	4,417
—	—	4,615	5,180	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, 6.75%, 01/01/2020	4,615	5,180

	—		9,597			9,597

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Water & Sewer — 0.1%
—	—	270	326	City of Anderson, South Carolina Water & Sewer System, Rev., 5.00%, 07/01/2029	270	326

				Total South Carolina		25,214

				South Dakota — 0.4%
				Housing — 0.3%
				South Dakota Housing Development Authority, Homeownership Mortgage,
100	107	—	—	Series A, Rev., AMT, 4.50%, 05/01/2031	100	107
655	718	—	—	Series D, Rev., 4.00%, 11/01/2045	655	718
545	574	—	—	Series D, Rev., AMT, 4.00%, 11/01/2029	545	574
230	238	—	—	South Dakota Housing Development Authority, Single Family Mortgage, Series 2, Rev., 4.25%, 05/01/2032	230	238

	1,637		—			1,637

				Other Revenue — 0.1%
—	—	300	352	South Dakota State Building Authority, Series A, Rev., 5.00%, 06/01/2022	300	352

	1,637		352	Total South Dakota		1,989

				Tennessee — 0.3%
				Housing — 0.3%
860	939	—	—	Tennessee Housing Development Agency Residential Finance Program, Rev., 4.00%, 01/01/2046	860	939
				Tennessee Housing Development Agency, Homeownership Program,
150	158	—	—	Series 1A, Rev., AMT, 4.50%, 01/01/2038	150	158
160	170	—	—	Series A, Rev., AMT, 4.50%, 07/01/2031	160	170
				Tennessee Housing Development Agency, Housing Finance program,
85	88	—	—	Series A, Rev., 4.50%, 01/01/2028	85	88
160	171	—	—	Series B, Rev., 4.50%, 01/01/2028	160	171

	1,526		—			1,526

				Other Revenue — 0.0% (g)
95	95	—	—	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund, Rev., VRDO, LOC: Bank of America NA, 0.80%, 09/01/2017 (z)	95	95

	1,621		—	Total Tennessee		1,621

				Texas — 6.9%
				Education — 1.6%
				Clifton Higher Education Finance Corp., Idea Public Schools,
—	—	1,250	1,468	Rev., 6.00%, 08/15/2033	1,250	1,468
—	—	500	550	Series B, Rev., 4.00%, 08/15/2023	500	550
—	—	345	402	Series B, Rev., 5.00%, 08/15/2024	345	402
—	—	460	539	Series B, Rev., 5.00%, 08/15/2025	460	539
1,650	1,650	—	—	Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Rev., VRDO, 0.79%, 09/07/2017 (z)	1,650	1,650
				Tarrant County Cultural Education Facilities Finance Corp., Hospital, Hendrick Medical Center,
375	385	—	—	Rev., 4.00%, 09/01/2018	375	385
		1,000	1,121	Rev., 5.13%, 09/01/2033	1,000	1,121
		2,300	2,580	Rev., 5.50%, 09/01/2043	2,300	2,580

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
250	250	—	—	University of Texas, Financing System, Series B4, Rev., VRDO, LIQ: University of Texas Investment Management Co., 0.75%, 09/07/2017 (z)	250	250
		210	252	University of Texas System, Series A, Rev., 5.00%, 07/01/2031	210	252

	2,285		6,912			9,197

				General Obligation — 1.2%
100	111	—	—	Austin Independent School District, GO, PSF-GTD, 5.00%, 08/01/2020	100	111
—	—	535	576	City of Carrollton, GO, 5.00%, 08/15/2026	535	576
150	156	—	—	City of El Paso, GO, 5.00%, 08/15/2018	150	156
415	456	—	—	City of Fort Worth, Tarrant, Denton, Parker & Wise Counties, GO, 5.00%, 03/01/2020	415	456
				County of Collin, Wylie Independent School District, Unlimited Tax,
310	307	—	—	GO, PSF-GTD, Zero Coupon, 08/15/2018	310	307
815	799	—	—	GO, PSF-GTD, Zero Coupon, 08/15/2019	815	799
135	131	—	—	GO, PSF-GTD, Zero Coupon, 08/15/2020	135	131
375	392	—	—	Harris County Permanent Improvement, Series A, GO, 5.00%, 10/01/2018	375	392
250	250	—	—	Nixon-Smiley Consolidated Independent School District, School Building, GO, PSF-GTD, 1.25%, 08/15/2018	250	250
3,390	3,405	—	—	Northside Independent School District, School Building, GO, PSF-GTD, 2.13%, 08/01/2020 (z)	3,390	3,405
175	190	—	—	Texas Public Finance Authority, Series A, GO, 5.00%, 10/01/2019	175	190

	6,197		576			6,773

				Hospital — 0.2%
—	—	940	985	Harris County Health Facilities Development Corp., Texas Children’s Hospital Project, Rev., 5.50%, 10/01/2019 (p)	940	985

				Housing — 0.1%
360	374	—	—	Texas Department of Housing & Community Affairs, Residential Mortgage, Series B, Rev., GNMA/COLL, 4.25%, 01/01/2034	360	374

				Industrial Development Revenue/Pollution Control Revenue — 1.0%
—	—	3,500	3,500	Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities, Mobil Oil Corp. Project, Series 2010, Rev., VRDO, 0.70%, 09/01/2017 (z)	3,500	3,500
				Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project,
150	150	—	—	Series 2012, Rev., VRDO, 0.70%, 09/01/2017 (z)	150	150
250	250	—	—	Subseries A-3, Rev., VRDO, 0.81%, 09/01/2017 (z)	250	250
2,000	2,000	—	—	Mission Economic Development Corp., Solid Waste Disposal, Republic Services, Inc., Project, Rev., VRDO, 1.25%, 11/01/2017 (z)	2,000	2,000

	2,400		3,500			5,900

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Prerefunded — 1.2%
—	—	2,200	2,302	City of Forney, Independent School District, Series A, GO, PSF-GTD, 5.75%, 08/15/2018 (p)	2,200	2,302
150	159	—	—	City of San Antonio, Electric & Gas Systems, Series A, Rev., 5.25%, 02/01/2019 (p)	150	159
180	183	—	—	Comal Independent School District, School Building, Series A, GO, PSF-GTD, 5.25%, 02/01/2018 (p)	180	183
190	201	—	—	Fort Worth Independent School District, Unlimited Tax Refunding & School Building, GO, 5.00%, 02/15/2019 (p)	190	201
—	—	3,500	3,780	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.25%, 12/01/2018 (p)	3,500	3,780
170	181	—	—	Keller Independent School District, School Building, GO, 5.25%, 02/15/2019 (p)	170	181
25	26	—	—	North Texas Tollway Authority System, Second Tier, Series F, Rev., 5.75%, 01/01/2018 (p)	25	26
100	102	—	—	Tomball Independent School District, School Building, GO, AGC, 5.00%, 02/15/2018 (p)	100	102

	852		6,082			6,934

				Transportation — 1.0%
850	791	—	—	City of Houston, Airport System Revenue, Series P-1, Rev., AMT, AGM, 2.42%, 07/01/2030 (z)	850	791
		1,965	2,165	Dallas-Fort Worth International Airport, Joint Improvement, Series A, Rev., 5.00%, 11/01/2042	1,965	2,165
50	50	—	—	Harris County, Toll Road, Senior Lien, Series A, Rev., NATL-RE, 5.00%, 08/15/2019	50	50
—	—	2,000	2,351	North Texas Tollway Authority, Special Projects System, Series A, Rev., 6.00%, 09/01/2041	2,000	2,351

	841		4,516			5,357

				Utility — 0.0% (g)
—	—	35	42	City of San Antonio, Electric & Gas Systems, Rev., 5.00%, 02/01/2032	35	42

				Water & Sewer — 0.6%
—	—	2,500	3,572	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.75%, 12/01/2032 (p)	2,500	3,572

	12,949		26,185	Total Texas		39,134

				Utah — 0.9%
				General Obligation — 0.0% (g)
145	162	—	—	State of Utah, Series A, GO, 5.00%, 07/01/2020	145	162

				Hospital — 0.6%
1,050	1,050	—	—	City of Murray, IHC Health Services, Inc., Series D, Rev., VRDO, 0.81%, 09/01/2017 (z)	1,050	1,050
2,000	2,000	—	—	County of Utah Hospital, IHC Health Services, Inc., Series C, Rev., VRDO, 0.77%, 09/07/2017 (z)	2,000	2,000

	3,050		—			3,050

				Industrial Development Revenue/Pollution Control Revenue — 0.1%
800	800	—	—	Emery County, Pollution Control, Pacificorp Projects, Rev., VRDO, LOC: Canadian Imperial Bank of Commerce, 0.77%, 09/07/2017 (z)	800	800

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Other Revenue — 0.0% (g)
—	—	110	116	Utah Infrastructure Agency Telecommunications And Franchise Tax, Rev., 4.00%, 10/15/2040	110	116

				Prerefunded — 0.0% (g)
25	25	—	—	Weber Basin, Utah Water Conservancy District, Series A, Rev., AMBAC, 5.25%, 10/01/2017 (p)	25	25

				Water & Sewer — 0.2%
—	—	1,000	1,256	Utah Water Finance Agency, Loan Financing Program, Series A, Rev., 5.00%, 03/01/2027	1,000	1,256

	4,037		1,372	Total Utah		5,409

				Vermont — 0.8%
				Certificate of Participation/Lease — 0.0% (g)
360	362	—	—	City of Burlington, Lakeview Garage Project, Series A, COP, 4.00%, 12/01/2017	360	362

				Education — 0.2%
725	818	—	—	Vermont Student Assistance Corp., Series A, Rev., AMT, 5.00%, 06/15/2022	725	818
188	189	—	—	Vermont Student Assistance Corp., Education Loan, Series B, Class A-1, Rev., (3 Month LIBOR + 1.50%), 2.81%, 10/02/2017 (aa)	188	189

	1,007		—			1,007

				Housing — 0.6%
175	182	—	—	Vermont Housing Finance Agency, Multiple Purpose, FHLMC, 4.50%, 02/01/2026	175	182
				Vermont Housing Finance Agency, Multiple Purpose,
410	445	—	—	Series A, Rev., AMT, 4.00%, 11/01/2046	410	445
1,500	1,628	—	—	Series A, Rev., AMT, 4.00%, 11/01/2047	1,500	1,628
975	1,006	—	—	Series B, Rev., AMT, 4.13%, 11/01/2042	975	1,006

	3,261		—			3,261

				Total Vermont		4,630

				Virginia — 1.1%
				Education — 0.3%
1,570	1,570	—	—	Virginia Small Business Financing Authority, University Real Estate Foundation, Series 2008, Rev., VRDO, :LOC: Bank of America NA, 0.76%, 09/01/2017 (z)	1,570	1,570

				General Obligation — 0.4%
—	—	1,930	2,432	City of Richmond, Public Improvement, Series B, GO, 5.00%, 07/15/2026	1,930	2,432

				Hospital — 0.1%
335	335	—	—	Industrial Development Authority of Loudoun County, Howard Medical Institute, Series A, Rev., VRDO, 0.76%, 09/07/2017 (z)	335	335

				Other Revenue — 0.0% (g)
				Virginia Resources Authority, Infrastructure & State Moral Obligation,
90	104	—	—	Series B, Rev., 5.00%, 11/01/2023	90	104
50	58	—	—	Series B, Rev., 5.00%, 11/01/2026	50	58

	162		—			162

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Prerefunded — 0.0% (g)
185	214	—	—	Virginia Resources Authority, Infrastructure & State Moral Obligation, Series B, Rev., 5.00%, 11/01/2021 (p)	185	214

				Transportation — 0.3%
				Capital region Airport Commissions (Richmond International Airport),
—	—	350	377	Series A, Rev., 4.00%, 07/01/2035	350	377
—	—	350	376	Series A, Rev., 4.00%, 07/01/2036	350	376
—	—	750	805	Series A, Rev., 4.00%, 07/01/2038	750	805
	—		1,558			1,558

	2,281		3,990	Total Virginia		6,271

				Washington — 2.5%
				Education — 1.1%
—	—	5,430	6,134	Western Washington University, Housing & Dining System, Junior Lien, Series A, Rev., AMBAC, 5.50%, 10/01/2022	5,430	6,134

				General Obligation — 0.2%
75	76	—	—	Bellevue School District No. 405, King County, Series 2011, GO, 5.00%, 12/01/2017	75	76
		1,000	1,182	State of Washington , Various Purpose, Series C, GO, 5.00%, 02/01/2034	1,000	1,182
100	110			State of Washington , Various Purpose, Series D, GO, 5.00%, 02/01/2020	100	110

	186		1,182			1,368

				Housing — 0.2%
465	491	—	—	Washington Housing Finance Commission, Single-Family Program, Series 2A-R, Rev., AMT, 3.50%, 12/01/2046	465	491
505	528	—	—	Washington State Housing Finance Commission, Homeownership Program, Series B, Rev., GNMA/FNMA/FHLMC, 4.25%, 10/01/2032	505	528

	1,019		—			1,019

				Prerefunded — 0.9%
100	104	—	—	County of Spokane, Freeman School District No. 358, GO, AGC, 5.00%, 07/15/2018 (p)	100	104
—	—	5,000	5,197	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., AGM, 5.00%, 08/15/2018 (p)	5,000	5,197

	104		5,197			5,301

				Transportation — 0.0% (g)
110	119	—	—	Port of Seattle, Passenger Facilities Charge, Series A, Rev., BHAC-CR, MBIA, 5.50%, 12/01/2019	110	119

				Utility — 0.1%
350	398	—	—	Chelan County Public Utility District No. 1, Series A, Rev., AMT, 5.50%, 07/01/2026	350	398
50	50	—	—	City of Tacoma, Solid Waste, Rev., 5.00%, 12/01/2017	50	50

	448		—			448

	1,876		12,513	Total Washington		14,389

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma	Combined Pro Forma
Principal Amount	Value	Principal Amount	Value		Principal Amount	Value
				Wisconsin — 0.3%
				Education — 0.3%
1,970	1,970	—	—	Wisconsin Health & Educational Facilities Authority, Goodwill Industries of North Central Wisconsin, Inc., Rev., VRDO, LOC: Wells Fargo Bank NA, 0.79%, 09/07/2017 (z)	1,970	1,970

				General Obligation — 0.0% (g)
95	95	—	—	County of Milwaukee, Corporate Purpose, Series A, GO, 2.00%, 10/01/2017	95	95

	2,065		—	Total Wisconsin		2,065

				Wyoming — 0.1%
				Hospital — 0.1%
625	637	—	—	Laramie County, Wyoming Hospital, Cheyenne Regional Medical Center Project, Rev., 4.00%, 05/01/2018	625	637

				Housing — 0.0% (g)
85	86	—	—	Wyoming Community Development Authority Housing, Series 1, Rev., AMT, 4.00%, 06/01/2032	85	86

	723		—	Total Wyoming		723

			307,311	Total Municipal Bonds (Cost $220,399, $286,295 and $506,694, respectively)		529,255

Shares		Shares			Shares
				Common Stocks — 0.1%
				Energy — 0.1%
				Oil, Gas & Consumable Fuels — 0.1%
6,871	65	—	—	Amplify Energy Corp. (a) (bb)	6,871	65
2,964	77	—	—	Bonanza Creek Energy, Inc. (a)*	2,964	77
2,292	46	—	—	Chaparral Energy, Inc. (a)*	2,292	46
10,704	214	—	—	Chaparral Energy, Inc., Class A (a)*	10,704	214

	402		—	Total Common Stocks (Cost $530, $0 and $520)		402

Principal Amount		Principal Amount			Principal Amount
				Loan Assignments — 0.1% (cc)
				Consumer Discretionary — 0.0% (g)
				Distributors — 0.0% (g)
61	61	—	—	Univar USA, Inc., Term B-2 Loan, (1 Month LIBOR + 2.75%), 3.99%, 07/01/2022 (aa)*	61	61

				Media — 0.0% (g)
82	83	—	—	Zuffa LLC, 1st Lien Guaranteed Senior Secured Term Loan, (1 Month LIBOR + 3.25%), 4.49%, 08/18/2023 (aa)	82	83
59	60	—	—	Zuffa LLC, 2nd Lien Guaranteed Senior Secured Term Loan, (1 Month LIBOR + 7.50%), 8.74%, 08/18/2024 (aa)	59	60

	143		—			143

				Specialty Retail — 0.0% (g)
30	25	—	—	Petco Animal Supplies, Inc., 1st Lien Term Loan B-1, (3 Month LIBOR + 3.00%), 4.31%, 01/26/2023 (aa)*	30	25

	229		—	Total Consumer Discretionary		229

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund		JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	JPMorgan Tax Free Bond Fund	SECURITY DESCRIPTION	Combined Pro Forma		Combined Pro Forma
Principal Amount		Value	Principal Amount	Value		Principal Amount		Value
					Energy — 0.1%
					Energy Equipment & Services — 0.0% (g)
104		105	—	—	Vistra Operations Co., LLC, Term Loan B-2, (1 Month LIBOR + 2.75%), 3.98%, 12/14/2023 (aa)	104		105

					Oil, Gas & Consumable Fuels — 0.1%
105		73	—	—	Exco Resources, Inc., 1st Lien Term Loan A, (3 Month LIBOR + 15.00%), 15.00%, 10/26/2020 (aa)*	105		73
234		211	—	—	Gulf Finance LLC, 1st Lien Term Loan B, (3 Month LIBOR + 5.25%), 6.55%, 08/25/2023 (aa)	234		211

		284		—				284

		389		—	Total Energy			389

					Industrials — 0.0% (g)
					Marine — 0.0% (g)
196		155	—	—	American Commercial Lines, Inc., Term Loan B, (1 Month LIBOR + 8.75%), 9.99%, 11/12/2020 (aa)	196		155

					Information Technology — 0.0% (g)
					Software — 0.0% (g)
24		24	—	—	Rackspace Hosting, Inc., 1st Lien Term Loan B, (LIBOR + 3.00%), 4.31%, 11/03/2023 (aa)	24		24
69		68	—	—	Synchronoss Technologies, Inc., 1st Lien Term B Loan, (3 Month LIBOR + 2.75%), 5.76%, 01/19/2024 (aa)	69		68

		92		—	Total Information Technology			92

		865		—	Total Loan Assignments (Cost $951, $0 and $951, respectively)			865

Number of Warrants			Number of Warrants			Number of Warrants
					Warrants — 0.0%
					Industrials — 0.0%
					Road & Rail — 0.0%
—	(h)	—	—	—	Jack Cooper Enterprises, Inc., expiring 10/29/2027 (Strike Price $1.00) (a) (bb) (Cost $—, $0 and $—, respectively)*	—	(h)	—

Principal Amount			Principal Amount			Principal Amount
					Short-Term Investments — 2.3%
					U.S. Treasury Obligation — 0.0% (g)
215		215	—	—	U.S Treasury Bills, 1.09%, 12/07/2017 (n)	215		215

Shares			Shares			Shares
					Investment Company — 2.3%
120		120	12,493	12,493	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.88% (b) (l)	12,613		12,613

		335		12,493	Total Short-Term Investments (Cost $334, $12,493 and $12,827, respectively)			12,828

		245,123		319,804	Total Investments — 99.4% (Cost $243,257, $298,788 and $542,045, respectively)			564,927
		268		3,053	Other Assets In Excess of Liabilities — 0.6%			3,321

		245,391		322,857	Net Assets — 100.0%			568,248

Percentages indicated are based on net assets.

See notes to pro forma financial statements

Tax Aware Income Opportunities Fund

Futures contracts outstanding as of August 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury 2 Year Note*	-2	Dec-17	USD	-433	—	(h)
U.S. Treasury 5 Year Note*	-5	Dec-17	USD	-592	1
U.S. Treasury 10 Year Note*	-64	Dec-17	USD	-8,128	-21

					-20

OTC Credit default swap contracts outstanding – buy protection(1) as of August 31, 2017:

Reference Entity	Financing Rate Paid by the Fund (%) (a)	Payments Frequency	Counterparty	Maturity Date	Implied Credit Spread (%) (2)	Notional Amount (3)		Upfront Payments (Receipts) ($) (4)	Unrealized Appreciation (Depreciation) ($)	Value ($)
ABX.HE.AAA.06-2*	0.11	Monthly	Bank of America NA	5/25/2046	0.5	USD	120	23	-16	7
ABX.HE.AAA.06-2*	0.11	Monthly	Barclays Bank plc	5/25/2046	0.5	USD	200	60	-48	12
ABX.HE.AAA.06-2*	0.11	Monthly	Credit Suisse International	5/25/2046	0.5	USD	100	28	-21	7
ABX.HE.AAA.06-2*	0.11	Monthly	Credit Suisse International	5/25/2046	0.5	USD	230	58	-45	13
Canadian Natural Resources Ltd., 3.45%, 11/15/2021	1	Quarterly	Goldman Sachs International	6/20/2022	1.1	USD	110	2	-2	–
CDX.EM.27-V1	1	Quarterly	Barclays Bank plc	6/20/2022	1.81	USD	340	15	-2	13
CDX.EM.27-V1	1	Quarterly	Citibank, NA	6/20/2022	1.81	USD	350	14	-3	11
CDX.EM.27-V1	1	Quarterly	Citibank, NA	6/20/2022	1.81	USD	1,360	65	-20	45
Chesapeake Energy Corp., 6.63%, 08/15/20	5	Quarterly	Barclays Bank plc	6/20/2022	9.01	USD	40	1	4	5
CMBX.NA.A.6*	2	Monthly	Barclays Bank plc	5/11/2063	2.96	USD	150	-3	9	6
CMBX.NA.A.6*	2	Monthly	Citibank, NA	5/11/2063	2.96	USD	150	-1	7	6
CMBX.NA.A.6*	2	Monthly	Goldman Sachs International	5/11/2063	2.96	USD	150	-3	9	6
CMBX.NA.A.6*	2	Monthly	Goldman Sachs International	5/11/2063	2.96	USD	150	-2	9	7
CMBX.NA.A.6*	2	Monthly	Morgan Stanley	5/11/2063	2.96	USD	150	-2	9	7
Devon Energy Corp., 7.95%, 04/15/2032	1	Quarterly	Barclays Bank plc	6/20/2022	1.26	USD	30	1	-1	—
Devon Energy Corp., 7.95%, 04/15/2032	1	Quarterly	Goldman Sachs International	6/20/2022	1.26	USD	70	1	—	1
Nabors Industries, Inc., 6.15%, 01/15/18	1	Quarterly	Citibank, NA	6/20/2022	4.29	USD	80	6	5	11
Republic of Turkey, 11.88%, 01/15/2030	1	Quarterly	BNP Paribas	6/20/2022	1.6	USD	1,050	71	-45	26

								334	-151	183

Ally Financial, Inc., 7.50%, 09/15/2020	5	Quarterly	Barclays Bank plc	12/20/2017	0.22	USD	109	-13	10	-3
Ally Financial, Inc., 7.50%, 09/15/2020	5	Quarterly	Barclays Bank plc	12/20/2017	0.22	USD	70	-8	6	-2
Ally Financial, Inc., 7.50%, 09/15/2020	5	Quarterly	Barclays Bank plc	12/20/2017	0.22	USD	74	-10	8	-2
Ally Financial, Inc., 7.50%, 09/15/2020	5	Quarterly	Credit Suisse International	12/20/2017	0.22	USD	150	-16	13	-3
Beazer Homes USA, Inc., 9.13%, 05/15/2019	5	Quarterly	Citibank, NA	12/20/2017	0.23	USD	50	-2	1	-1

See notes to pro forma financial statements

Reference Entity	Financing Rate Paid by the Fund (%) (a)	Payments Frequency	Counterparty	Maturity Date	Implied Credit Spread (%) (2)	Notional Amount (3)		Upfront Payments (Receipts) ($) (4)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CIT Group, Inc., 5.25%, 03/15/2018	5	Quarterly	Barclays Bank plc	6/20/2018	0.11	USD	73	-3	-2	-5
People’s Republic of China, 7.50%, 10/28/2027	1	Quarterly	Barclays Bank plc	6/20/2022	0.57	USD	1,400	-2	-29	-31
Springleaf Finance Corp., 6.90%, 12/15/2017	5	Quarterly	Barclays Bank plc	9/20/2017	0.42	USD	100	-8	7	-1
Standard Chartered Bank, 5.88%, 09/26/2017	1	Quarterly	BNP Paribas	6/20/2022	0.73	EUR	140	4	-6	-2
United Mexican States, 5.95%, 03/19/2019	1	Quarterly	Barclays Bank plc	6/20/2022	1.01	USD	1,230	31	-33	-2

								-27	-25	-52

								307	-176	131

Centrally Cleared Credit default swap contracts outstanding - buy protection(1) as of August 31, 2017:

Reference Entity	Financing Rate Paid by the Fund (%) (a)	Payments Frequency	Maturity Date	Implied Credit Spread (%) (2)	Notional Amount (3)	Upfront Payments (Receipts) ($) (4)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.HY.28-V1	5	Quarterly	6/20/2022	3.27	USD 530	-38	-6	-44
CDX.NA.IG.28-V1	1	Quarterly	6/20/2022	0.58	USD 1,760	-26	-11	-37
iTraxx Europe 27.1	1	Quarterly	6/20/2022	0.55	EUR 870	-11	-13	-24

						-75	-30	-105

OTC Total return swap contracts outstanding as of August 31, 2017:

Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/Received	Counterparty	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation) ($)
iBoxx USD Liquid High Yield Index	Increases in total return of index	3 Month USD LIBOR and decreases in total return of index	Quarterly	Morgan Stanley	9/20/2017	USD 350	15

							15

Combined Fund

Futures contracts outstanding as of August 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury 2 Year Note	-2	Dec-17	USD	-433	—	(h)
U.S. Treasury 5 Year Note	-5	Dec-17	USD	-592	1
U.S. Treasury 10 Year Note	-64	Dec-17	USD	-8,128	-21

					-20

OTC Credit default swap contracts outstanding - buy protection(1) as of August 31, 2017:

Reference Entity	Financing Rate Paid by the Fund (%) (a)	Payments Frequency	Counterparty	Maturity Date	Implied Credit Spread (%) (2)	Notional Amount (3)	Upfront Payments (Receipts) ($) (4)	Unrealized Appreciation (Depreciation) ($)	Value ($)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.5	USD 120	23	-16	7
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.5	USD 200	60	-48	12

See notes to pro forma financial statements

Reference Entity	Financing Rate Paid by the Fund (%) (a)	Payments Frequency	Counterparty	Maturity Date	Implied Credit Spread (%) (2)	Notional Amount (3)		Upfront Payments (Receipts) ($) (4)	Unrealized Appreciation (Depreciation) ($)	Value ($)
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.5	USD	100	28	-21	7
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.5	USD	230	58	-45	13
Canadian Natural Resources Ltd., 3.45%, 11/15/2021	1	Quarterly	Goldman Sachs International	6/20/2022	1.1	USD	110	2	-2	–
CDX.EM.27-V1	1	Quarterly	Barclays Bank plc	6/20/2022	1.81	USD	340	15	-2	13
CDX.EM.27-V1	1	Quarterly	Citibank, NA	6/20/2022	1.81	USD	350	14	-3	11
CDX.EM.27-V1	1	Quarterly	Citibank, NA	6/20/2022	1.81	USD	1,360	65	-20	45
Chesapeake Energy Corp., 6.63%, 08/15/20	5	Quarterly	Barclays Bank plc	6/20/2022	9.01	USD	40	1	4	5
CMBX.NA.A.6	2	Monthly	Barclays Bank plc	5/11/2063	2.96	USD	150	-3	9	6
CMBX.NA.A.6	2	Monthly	Citibank, NA	5/11/2063	2.96	USD	150	-1	7	6
CMBX.NA.A.6	2	Monthly	Goldman Sachs International	5/11/2063	2.96	USD	150	-3	9	6
CMBX.NA.A.6	2	Monthly	Goldman Sachs International	5/11/2063	2.96	USD	150	-2	9	7
CMBX.NA.A.6	2	Monthly	Morgan Stanley	5/11/2063	2.96	USD	150	-2	9	7
Devon Energy Corp., 7.95%, 04/15/2032	1	Quarterly	Barclays Bank plc	6/20/2022	1.26	USD	30	1	-1	–
Devon Energy Corp., 7.95%, 04/15/2032	1	Quarterly	Goldman Sachs International	6/20/2022	1.26	USD	70	1	–	1
Nabors Industries, Inc., 6.15%, 01/15/18	1	Quarterly	Citibank, NA	6/20/2022	4.29	USD	80	6	5	11
Republic of Turkey, 11.88%, 01/15/2030	1	Quarterly	BNP Paribas	6/20/2022	1.6	USD	1,050	71	-45	26

								334	-151	183

Ally Financial, Inc., 7.50%, 09/15/2020	5	Quarterly	Barclays Bank plc	12/20/2017	0.22	USD	109	-13	10	-3
Ally Financial, Inc., 7.50%, 09/15/2020	5	Quarterly	Barclays Bank plc	12/20/2017	0.22	USD	70	-8	6	-2
Ally Financial, Inc., 7.50%, 09/15/2020	5	Quarterly	Barclays Bank plc	12/20/2017	0.22	USD	74	-10	8	-2
Ally Financial, Inc., 7.50%, 09/15/2020	5	Quarterly	Credit Suisse International	12/20/2017	0.22	USD	150	-16	13	-3
Beazer Homes USA, Inc., 9.13%, 05/15/2019	5	Quarterly	Citibank, NA	12/20/2017	0.23	USD	50	-2	1	-1
CIT Group, Inc., 5.25%, 03/15/2018	5	Quarterly	Barclays Bank plc	6/20/2018	0.11	USD	73	-3	-2	-5
People’s Republic of China, 7.50%, 10/28/2027	1	Quarterly	Barclays Bank plc	6/20/2022	0.57	USD	1,400	-2	-29	-31
Springleaf Finance Corp., 6.90%, 12/15/2017	5	Quarterly	Barclays Bank plc	9/20/2017	0.42	USD	100	-8	7	-1
Standard Chartered Bank, 5.88%, 09/26/2017	1	Quarterly	BNP Paribas	6/20/2022	0.73	EUR	140	4	-6	-2
United Mexican States, 5.95%, 03/19/2019	1	Quarterly	Barclays Bank plc	6/20/2022	1.01	USD	1,230	31	-33	-2

								-27	-25	-52

								307	-176	131

See notes to pro forma financial statements

Centrally Cleared Credit default swap contracts outstanding - buy protection (1) as of August 31, 2017:

Reference Entity	Financing Rate Paid by the Fund (%) (a)	Payments Frequency	Maturity Date	Implied Credit Spread (%) (2)	Notional Amount (3)		Upfront Payments (Receipts) ($) (4)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.HY.28-V1	5	Quarterly	6/20/2022	3.27	USD	530	-38	-6	-44
CDX.NA.IG.28-V1	1	Quarterly	6/20/2022	0.58	USD	1,760	-26	-11	-37
iTraxx Europe 27.1	1	Quarterly	6/20/2022	0.55	EUR	870	-11	-13	-24

							-75	-30	-105

OTC Total return swap contracts outstanding as of August 31, 2017:

Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/Received	Counterparty	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation) ($)
iBoxx USD Liquid High Yield Index	Increases in total return of index	3 Month USD LIBOR and decreases in total return of index	Quarterly	Morgan Stanley	9/20/2017	USD 350	15

							15

(1)

- The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

- Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	- The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.

(4)

- Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

AGC —	Insured by Assured Guaranty Corp.
AGM —	Insured by Assured Guaranty Municipal Corp.
AMBAC —	Insured by American Municipal Bond Assurance
AMT —	Alternative Minimum Tax
BAN —	Bond Anticipation Note
BHAC —	Insured by Berkshire Hathaway Assurance Corp.
CHESLA —	Connecticut Higher Education Supplemental Loan Authority
COLL —	Collateral
COP —	Certificate of Participation
CR —	Custodial Receipts
FGIC —	Insured by Financial Guaranty Insurance Co.
FHLMC —	Federal Home Loan Mortgage Corp.
FNMA —	Federal National Mortgage Association
GAN —	Grant Anticipation Notes
GNMA —	Government National Mortgage Association
GO —	General Obligation
GTD —	Guaranteed
LIBOR —	London Interbank Offered Rate
LIQ —	Liquidity Agreement
LOC —	Letter of Credit
MBIA —	Insured by Municipal Bond Insurance Corp.
MTA —	Metropolitan Transportation Authority
NATL —	Insured by National Public Finance Guarantee Corp.
PSF —	Permanent School Fund
RAN —	Revenue Anticipation Note
RE —	Reinsured
Rev. —	Revenue
VRDO —	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2017.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

— Security is exempt from registration under Rule 144A of the Securities Act of 1933 as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of August 31, 2017.
(n)	— The rate shown is the effective yield as of August 31, 2017.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(z)

— Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2017.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
*	As a result of the repositioning of the Acquired Fund’s holdings the security is expected to be disposed of prior to the reorganization.

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund/JPMorgan Tax Free Bond Fund

Pro Forma Combined Statement of Assets & Liabilities

As of August 31, 2017 (Unaudited)

(Amounts in thousands)

	Acquired Fund		Acquiring Fund
	JPMorgan Tax Aware Income Opportunities Fund		JPMorgan Tax Free Bond Fund	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
Investments in non-affiliated securities, at value	$245,003		$307,311	$—		$552,314
Investments in affiliates, at value	120		12,493	—		12,613
Cash	—		9	(9	)(a)	—
Foreign currency, at value	3		—	—		3
Deposits at broker for centrally cleared swaps	220		—	—		220
Deposit at broker for futures contracts	—		115	—		115
Receivables:
Investment securities sold	728		159	—		887
Investment securities sold — delayed delivery securities	215		435	—		650
Fund shares sold	93		266	—		359
Interest and dividends from non-affiliates	1,568		—	—		1,568
Interest from non-affiliates	—		3,354	—		3,354
Dividends from affiliates	—	(*)	11	—		11
Outstanding swap contracts, at value (net upfront payments of $0, $334 and $334)	198		—	—		198
Due from Adviser/Administrator	—		—	105	(b)	105
Prepaid expenses	—		17	—		17

Total Assets	248,148		324,170	96		572,414

LIABILITIES:
Payables:
Due to custodian	93		—	(9	)(a)	84
Investment securities purchased — delayed delivery securities	2,156		578	—		2,734
Fund shares redeemed	197		518	—		715
Variation margin on futures contracts	2		11	—		13
Variation margin on centrally cleared swaps (net upfront receipts of $75, $0 and $75)	2		—	—		2
Outstanding swap contracts, at value (net upfront receipts of $27, $0 and $27)	52		—	—		52
Accrued liabilities:
Investment advisory fees	19		46	(65	)(b)	—
Distribution fees	19		48	—		67
Shareholder servicing fees	52		52	—		104
Custodian and accounting fees	40		12	—		52
Collateral management fees	7		—	—		7
Audit fees	70		31	—		101
Other	48		17	170	(b)	235

Total Liabilities	2,757		1,313	96		4,166

Net Assets	$245,391		$322,857	$—		$568,248

NET ASSETS:
Paid-in capital	$246,825		$303,662	$—		$550,487
Accumulated undistributed (distributions in excess of) net investment income	25		(44)	—		(19)
Accumulated net realized gains (losses)	(3,138)		(1,755)	—		(4,893)
Net unrealized appreciation (depreciation)	1,679		20,994	—		22,673

Total Net Assets	$245,391		$322,857	$—		$568,248

Net Assets:
Class A	$60,653		$138,626	$—		$199,279	(c)
Class C	8,390		28,924	—		37,314	(c)
Class I (formerly Select Class)	176,348		155,307	—		331,655	(c)

Total	$245,391		$322,857	$—		$568,248

See notes to pro forma combined financial statements.

JPMorgan Tax Aware Income Opportunities Fund/JPMorgan Tax Free Bond Fund

Pro Forma Combined Statement of Assets & Liabilities

As of August 31, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Acquired Fund	Acquiring Fund
	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	Pro Forma Adjustments		Pro Forma Combined
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,956	11,429	(956	)(d)	16,429
Class C	833	2,404	(136	)(d)	3,101
Class I (formerly Select Class)	17,316	12,858	(2,718	)(d)	27,456

	24,105	26,691	(3,810)		46,986

Net Asset Value (e):
Class A — Redemption price per share	$10.18	$12.13	$—		$12.13
Class C — Offering price per share (f)	10.07	12.03	—		12.03
Class I (formerly Select Class) — Offering and redemption price per share	10.18	12.08	—		12.08
Class A maximum sales charge	3.75%	3.75%	—		3.75%
Class A maximum public offering price per share
[net asset value per share / (100% — maximum sales charge)]	$10.58	$12.60	$—		$12.60

Cost of investments in non-affiliates	$243,137	$286,295	$—		$529,432
Cost of investments in affiliates	120	12,493	—		12,613
Cost of foreign currency	1	—	—		1

(*)	Amount rounds to less than $500.
(a)	Reflects the netting of amounts receivable and payable to and from the custodian.
(b)	Each Fund’s adviser and administrator will waive their fees and/or reimburse the Funds in an amount sufficient to offset the costs incurred by each Fund relating to the reorganization.
(c)	Reflects the total combined net assets due to the merger.
(d)	Reflects the adjustment to the number of shares outstanding due to the merger.
(e)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(f)	Redemption price for Class C Shares varies based upon the length of time the shares are held.

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund/JPMorgan Tax Free Bond Fund

Pro Forma Combined Statement of Operations

For the Twelve Month Period Ended August 31, 2017 (Unaudited)

(Amounts in thousands)

	Acquired Fund	Acquiring Fund
	JPMorgan Tax Aware Income Opportunities Fund	JPMorgan Tax Free Bond Fund	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Interest income from non-affiliates	$6,179	$12,669	$—		$18,848
Interest income from affiliates	2	— (a)	—		2
Dividend income from non-affiliates	170	—	—		170
Dividend income from affiliates	— (a)	102	—		102

Total Investment Income	6,351	12,771	—		19,122

EXPENSES:
Investment advisory fees	1,027	993	(256	)(b)	1,764
Administration fees	210	270	1	(b)	481
Distribution fees:
Class A	180	374	1	(b)	555
Class C	79	244	—		323
Shareholder servicing fees:
Class A	180	374	1	(b)	555
Class C	26	82	—		108
Class I (formerly Select Class)	435	372	1	(b)	808
Custodian and accounting fees	207	97	(40	)(c)	264
Interest expense to affiliates	— (a)	—	—		— (a)
Professional fees	130	69	(120	)(c)	79
Collateral management fees	42	—	—		42
Trustees’ and Chief Compliance Officer’s fees	26	26	—		52
Printing and Mailing costs	32	19	(14	)(c)	37
Registration and filing fees	64	45	(49	)(c)	60
Transfer agent fees	4	21	—		25
Sub-transfer agent fees	39	41	(80	)(d)	—
Other	10	10	(5	)(c)	15

Total Expenses	2,691	3,037	(560)		5,168

Less amounts waived	(1,096)	(979)	283	(b)	(1,792)

Net Expenses	1,595	2,058	(277)		3,376

Net Investment Income (Loss)	4,756	10,713	277		15,746

REALIZED / UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on transactions from:
Investments in non-affiliates	(1,284)	(1,617)	—		(2,901)
Investments in affiliates	— (a)	—	—		— (a)
Futures	9	(116)	—		(107)
Foreign currency transactions	(3)	—	—		(3)
Swaps	27	—	—		27

Net realized gain (loss)	(1,251)	(1,733)	—		(2,984)

Distributions of capital gains received from investment company affiliates	— (a)	—	—		— (a)
Change in unrealized appreciation / depreciation of:
Investments in non-affiliates	4	(12,416)	—		(12,412)
Futures	(1)	(22)	—		(23)
Foreign currency transactions	2	—	—		2
Swaps	(374)	—	—		(374)

Change in net unrealized appreciation / depreciation	(369)	(12,438)	—		(12,807)

Net realized / unrealized gains (losses)	(1,620)	(14,171)	—		(15,791)

Changes in net assets resulting from operations	$3,136	$(3,458)	$277		$(45)

(a)	Amount rounds to less than $500.
(b)	Based on the contract in effect for the surviving fund.
(c)	Decrease due to the elimination of duplicate expenses achieved by merging the funds.
(d)	Decrease due to the elimination of sub-transfer agent fees

See notes to pro forma financial statements

JPMorgan Tax Aware Income Opportunities Fund
JPMorgan Tax Free Bond Fund
Notes to Pro Forma Financial Statements (unaudited)
As of August 31, 2017

1. Basis of Combination

The accompanying unaudited Pro Forma Combined Schedule of Portfolio Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations (“Pro Forma statements”) for the twelve months ended August 31, 2017, reflect the accounts of JPMorgan Tax Aware Income Opportunities Fund (“Tax Aware Income Opportunities Fund”) a separate fund of JPMorgan Trust I, and JPMorgan Tax Free Bond Fund (“Tax Free Bond Fund”), a separate fund of JPMorgan Trust II, each a “Fund”. Following the combination, the Tax Free Bond Fund will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of Tax Aware Income Opportunities Fund for shares of Tax Free Bond Fund will be treated as a tax-free reorganization and accordingly, the tax-free reorganization will be accounted for in an as-if pooling of interests. The combination would be accomplished by an acquisition of the net assets of Class A shares, Class C shares and Class I Class shares of Tax Aware Income Opportunities Fund in exchange for Class A shares, Class C shares and Class I Class shares of Tax Free Bond Fund, respectively, at net asset value. The Pro Forma statements have been prepared as though the combination had been effective on August 31, 2017. The unaudited Pro Forma Statement of Operations reflects the results of the Funds for the twelve months ended August 31, 2017, as if the reorganization occurred on September 1, 2016. These Pro Forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods of Tax Aware Income Opportunities Fund will not be restated. The fiscal year end for each Fund is February 28.

The Pro Forma combined statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference from their Statement of Additional Information.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by Tax Aware Income Opportunities Fund and Tax Free Bond in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments

The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair

JPMorgan Tax Aware Income Opportunities Fund
JPMorgan Tax Free Bond Fund
Notes to Pro Forma Financial Statements (unaudited)
As of August 31, 2017

values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a marketbased approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (‘NAV’) as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JPMorgan Tax Aware Income Opportunities Fund
JPMorgan Tax Free Bond Fund
Notes to Pro Forma Financial Statements (unaudited)
As of August 31, 2017

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Income Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$383	$5,492	$5,875
Collateralized Mortgage Obligations	—	4,120	305	4,425
Commercial Mortgage-Backed Securities	—	—	1,633	1,633
Convertible Bonds
Energy	—	268	—	268
Telecommunication Services	—	130	—	130

Total Convertible Bonds	—	398	—	398

Corporate Bonds
Consumer Discretionary	—	1,267	—	1,267
Consumer Staples	—	692	—	692
Energy	—	701	—	701
Financials	—	848	—	848
Health Care	—	703	—	703
Industrials	—	509	—	509
Information Technology	—	416	—	416
Materials	—	330	—	330
Telecommunication Services	—	1,386	—	1,386
Utilities	—	78	—	78

Total Corporate Bonds	—	6,930	—	6,930

Municipal Bonds
Alabama	—	564	—	564
Alaska	—	2,989	—	2,989
Arizona	—	680	—	680
California	—	17,880	—	17,880
Colorado	—	3,136	—	3,136
Connecticut	—	5,602	—	5,602
Delaware	—	758	—	758
District of Columbia	—	2,737	—	2,737
Florida	—	8,509	—	8,509
Georgia	—	3,539	—	3,539
Illinois	—	11,921	—	11,921
Indiana	—	13,637	—	13,637
Iowa	—	1,734	—	1,734
Kansas	—	946	—	946
Kentucky	—	3,353	—	3,353
Louisiana	—	1,776	—	1,776
Maine	—	1,293	—	1,293

JPMorgan Tax Aware Income Opportunities Fund
JPMorgan Tax Free Bond Fund
Notes to Pro Forma Financial Statements (unaudited)
As of August 31, 2017

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Maryland	$—	$2,306	$—		$2,306
Massachusetts	—	8,620	—		8,620
Michigan	—	10,560	—		10,560
Minnesota	—	8,593	—		8,593
Mississippi	—	828	—		828
Missouri	—	5,431	—		5,431
Montana	—	656	—		656
Nevada	—	129	—		129
New Hampshire	—	1,788	—		1,788
New Jersey New	—	4,129	—		4,129
Mexico New York	—	620	—		620
North Carolina	—	21,898	—		21,898
North Dakota	—	11,175	—		11,175
Ohio	—	1,990	—		1,990
Oklahoma	—	3,743	—		3,743
Oregon	—	159	—		159
Pennsylvania	—	7,675	—		7,675
Rhode Island	—	13,144	—		13,144
South Carolina	—	598	—		598
South Dakota	—	5,029	—		5,029
Tennessee	—	1,637	—		1,637
Texas	—	1,621	—		1,621
Utah	—	12,949	—		12,949
Vermont	—	4,037	—		4,037
Virginia	—	4,630	—		4,630
Washington	—	2,281	—		2,281
Wisconsin	—	1,876	—		1,876
Wyoming	—	2,065	—		2,065
		723	—		723

Total Municipal Bonds	—	221,944	—		221,944

Common Stocks
Energy	337	—	65		402

Loan Assignments
Consumer Discretionary	—	229	—		229
Energy	—	389	—		389
Industrials	—	155	—		155
Information Technology	—	92	—		92

Total Loan Assignments	—	865	—		865

Closed End Funds	2,316	—	—		2,316
Warrants
Industrials	—	—	—	(a)	—
Short-Term Investments

JPMorgan Tax Aware Income Opportunities Fund
JPMorgan Tax Free Bond Fund
Notes to Pro Forma Financial Statements (unaudited)
As of August 31, 2017

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investment Company	$120	$—	$—	$120
U.S. Treasury Obligation	—	215	—	215
Total Short-Term	120	215	—	335

Total Investments in Securities	$2,773	$234,855	$7,495	$245,123

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2
Swaps	—	112	—	112

Total Appreciation in Other Financial Instruments	$2	$112	$—	$114

Depreciation in Other Financial Instruments
Swaps	$—	$(303)	$—	$(303)

	Balance as of August 31, 2016		Realized gain (loss)		Change in Net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases	Sales	Transfer into Level 3	Transfer out of Level 3	Balance as of August 31, 2017
Investment in Securities
Asset-Backed Securities	$8,718		$(7)		$448	$143	$1,102	$(4,912)	$—	$—	$5,492
Collateralized Mortgage Obligations Non-Agency CMO	572		—	(a)	(1)	(1)	327	(312)	—	(280)	305
Commercial Mortgage-Back Securities	3,744		29		91	5	127	(2,363)	—	—	1,633
Common Stock — Energy	—		—	(a)	(42)	—	107	—	—	—	65
Warrants Industrials	—	(a)	—		—	—	—	—	—	—	—	(a)

	$13,034		$22		$496	$147	$1,663	$(7,587)	$—	$(280)	$7,495

(a)	Value is zero.

Tax Free Bond Fund

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$12,493	$307,311	$—	$319,804

Depreciation in Other Financial Instruments	$(22)	$—	$—	$(22)

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the twelve months ended August 31, 2017.

JPMorgan Tax Aware Income Opportunities Fund
JPMorgan Tax Free Bond Fund
Notes to Pro Forma Financial Statements (unaudited)
As of August 31, 2017

B. Shares of Beneficial Interest — The Pro Forma net asset value per share assumes the issuance of 5,000 Class A shares, 697 Class C shares and 14,598 Class I shares of Tax Aware Income Opportunities Fund in exchange for 5,956 Class A shares, 833 Class C shares and 17,316 Class I shares of Tax Free Bond Fund, respectively (shares in thousands).

C. Federal Income Taxes — Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Tax Free Bond Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

57